EXHIBIT 10.07


WTC-OL-81595                                    Lease No. WT-3415-B-88,89 (1770)
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                               THE PORT AUTHORITY
                                       OF
                             NEW YORK AND NEW JERSEY


                               WORLD TRADE CENTER


                             ----------------------


                               AGREEMENT OF LEASE

                                     between

                               THE PORT AUTHORITY
                                       OF
                             NEW YORK AND NEW JERSEY

                                       and

                          KEEFE, BRUYETTE & WOODS, INC.


                             ----------------------



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
                               AGREEMENT OF LEASE
                                     between
                  THE PORT AUTHORITY OF NEW YORK AND NEW JERSEY
                                       and
                          KEEFE, BRUYETTE & WOODS, INC.

                                TABLE OF CONTENTS

Section           Title                                                     Page
-------           -----                                                     ----
Section 1.    Letting......................................................... 1
Section 2.    Term............................................................ 1
Section 3.    Rights of User by the Lessee.................................... 3
Section 4.    Basic Rental.................................................... 5
Section 5.    Governmental Requirements....................................... 6
Section 6.    Rules and Regulations........................................... 8
Section 7.    Responsibilities of the Lessee.................................. 9
Section 8.    Maintenance and Repair......................................... 12
Section 9.    Casualty....................................................... 13
Section 10.   Indemnity...................................................... 19
Section 11.   Ingress and Egress............................................. 20
Section 12.   Construction by the Lessee..................................... 22
Section 13.   Signs.......................................................... 41
Section 14.   Injury and Damage to Person or Property........................ 42
Section 15.   Additional Rent and Charges.................................... 42
Section 16.   Rights of Entry Reserved....................................... 43
Section 17.   Condemnation................................................... 47
Section 18.   Abatement of Rental............................................ 48
Section 19.   Assignment and Sublease........................................ 49
Section 20.   Termination.................................................... 59
Section 21.   Existing Lease................................................. 62
Section 22.   Survival of the Obligations of the Lessee...................... 64
Section 23.   Reletting by the Port Authority................................ 66
Section 24.   Waiver of Redemption........................................... 67
Section 25.   Remedies and Suits Against the Lessee.......................... 67
Section 26.   Surrender...................................................... 67
Section 27.   Acceptance of Surrender of Lease............................... 68
Section 28.   Brokerage...................................................... 68
Section 29.   Notices........................................................ 69
Section 30.   Payments....................................................... 69
Section 31.   Additional Provisions Relating to a Successor Owner............ 70
Section 32.   Quiet Enjoyment................................................ 71
Section 33.   Non-Liability of Individuals................................... 71
Section 34.   Headings....................................................... 72
Section 35.   Construction and Application of Terms.......................... 72
Section 36.   Definitions.................................................... 72
Section 37.   Insurance...................................................... 73
Section 38.   Late Charges................................................... 77
Section 39.   Force Majeure.................................................. 79
Section 40.   Premises....................................................... 81
Section 41.   Governmental Compliance........................................ 81
Section 42.   Services and Utilities......................................... 82
Section 43.   Partnership Provision.......................................... 92
Section 44.   Additional Space............................................... 93
Section 45.   Lessee's Right to Extend the Letting........................... 96
Section 46.   Port Authority Work............................................ 98
Section 47.   Termination by the Lessee..................................... 101
Section 48.   Certain Obligations of the Port Authority..................... 102
Section 49.   Additional Provisions......................................... 106
Section 50.   Security Deposit or Letter of Credit.......................... 107
Section 51.   Entire Agreement.............................................. 109

EXHIBITS:     A (89th Floor), A-1 (88th Floor), C (Tenant Alteration
              Application), P (Parking Permit), X (Assignment of Lease with
              Assumption and Consent), Y (Consent to Subletting) and R
              (Rules and Regulations);

SCHEDULES:    A, A-1, B (Cleaning Schedule), D (heat, ventilation and air conditioning systems) and E

                  THIS AGREEMENT, made as of June 19, 1998, by and between THE PORT AUTHORITY OF NEW YORK AND NEW JERSEY (hereinafter called the "Port Authority"), a body corporate and politic, created by Compact between the States of New Jersey and New York, with the consent of the Congress of the United States of America, and having an office at One World Trade Center, in the Borough of Manhattan, City, County, and State of New York, and KEEFE, BRUYETTE & WOODS, INC. (hereinafter called the "Lessee"), a corporation of the State of New York having an office and place of business at Two World Trade Center, New York, New York 10048 whose representative is Guy Woelk,

                  WITNESSETH That:

                  The Port Authority and the Lessee, for and in consideration of the rents, covenants and agreements hereinafter contained, mutually covenant and agree as follows:

Section 1.        Letting

                  The Port Authority hereby lets to the Lessee and the Lessee hereby hires and takes from the Port Authority, at the World Trade Center, in the Borough of Manhattan, City, County and State of New York, the spaces as shown in diagonal hatching, diagonal cross hatching, vertical hatching, cross hatching, horizontal hatching and stipple on the sketches annexed hereto, made a part hereof and marked "Exhibit A" and "Exhibit A-1", together with the fixtures, improvements and other property of the Port Authority located or to be located therein or thereon, the said space shown on Exhibit A, together with such fixtures, improvements and other property being hereinafter sometimes referred to as "Area A", the said space shown on Exhibit A-1, together with such fixtures, improvements and other property being hereinafter sometimes referred to as "Area A-1", and Area A and Area A-1 being hereinafter sometimes collectively referred to as the "premises" and sometimes individually referred to as an "Area". The Port Authority and the Lessee hereby acknowledge that the premises constitute non-residential real property and that for all purposes under this Agreement the premises are comprised of ninety-seven thousand seven hundred ninety-nine (97,799) rentable square feet, consisting of forty-nine thousand four hundred twenty-one (49,421) rentable square feet in the portion of the premises shown on Exhibit A and forty-eight thousand three hundred seventy-eight (48,378) rentable square feet in the portion of the premises shown on Exhibit A-1.

Section 2.        Term

                  (a) The term of the letting of Area A under this Agreement shall commence at 12:01 o'clock A.M. on July 1, 1998, said date as the same may be postponed pursuant to paragraph (b) of this Section being hereinafter called the "Area A Commencement Date" and the term of the letting of Area A-1 under this Agreement shall commence at 12:01 o'clock A.M. on January 1, 1999, said date as the same may be postponed pursuant to paragraph (b) of this Section being hereinafter called the "Area A-1 Commencement Date". For the purposes of this Agreement the Area A Commencement Date and the Area A-1 Commencement Date are sometimes individually referred to herein as the Commencement Dates for such Areas, respectively. The term of the letting under this Agreement shall expire, unless sooner terminated, or unless extended, at 11:59 o'clock P.M. on the day preceding the fifteenth (15th) anniversary of the earlier of the Area A Rent Commencement Date and the Area A-1 Rent Commencement Date, as such terms are defined in paragraph (e) of the Section of this Agreement entitled "Basic Rental", such earlier Rent Commencement Date being hereinafter referred to as the "Lease Commencement Date" and such preceding day being hereinafter referred to as the "Expiration Date".

                  (b) If on July 1, 1998, in the case of Area A, or January 1, 1999, in the case of Area A-1, such Area is not available or ready for occupancy or use by the Lessee, by reason of the fact that such Area or any part thereof, or any part of the World Trade Center, is in the course of construction, repair, alteration or improvement or by reason of the fact that the occupant of such Area, or a part thereof, failed or refused to deliver possession, or by reason of any causes or conditions beyond the control of the Port Authority, the letting of such Area shall be postponed and the Port Authority shall not be subject to any liability for such postponement or failure to give possession on July 1, 1998, in the case of Area A, or January 1, 1999, in the case of Area A-1. However, in the event of such postponement the Lessee shall be entitled to a rental credit as set forth in paragraph (c) of this Section and if any occupant of Area A or Area A-1 holds over after the date of expiration or earlier termination (whether pursuant to a surrender agreement or otherwise) of the tenant's lease with respect to such Area, the Port Authority, at its expense, shall promptly institute and diligently prosecute holdover and other appropriate legal proceedings against such occupant, shall endeavor to notify the Lessee of such holdover and shall endeavor to keep the Lessee reasonably informed of the status of such holdover (and, upon written request by Lessee, the Port Authority shall so notify the Lessee). No such postponement or failure to give possession on such date shall affect the validity of this Agreement or the obligations of the Lessee hereunder except as may be expressly provided herein. However, rental for such Area shall not commence until the Rent Commencement Date for that Area (determined as set forth in paragraph (e) of the Section of this Agreement entitled "Basic Rental" ); tender shall be made by notice given at least five (5) days prior to the actual date on which vacant possession of such Area is delivered to the Lessee and, in the event of a postponement as provided in this paragraph (b), the letting of such Area shall not commence until vacant possession of such Area is delivered by the Port Authority to the Lessee. In the event that neither the Area A Commencement Date nor the Area A-1 Commencement Date shall have occurred on or before June 1, 2001, then this Agreement and the letting thereunder shall be deemed cancelled, except that each party shall and does release and discharge the other party from any and all claims or demands based on this Agreement, or a breach or alleged breach thereof, provided, that the Port Authority shall not be relieved of any liability which may exist in the event it has failed to institute and prosecute holdover and other legal proceeding in the manner and under the circumstances set forth in this paragraph (b). In the event that only one of the Area A Commencement Date or the Area A-1 Commencement Date shall have occurred on or before July 1, 2014, but not both of them, then the letting of the Area which has not then commenced under this Agreement shall be deemed cancelled and each party shall and does release and discharge the other party from any and all claims or demands based on the letting of such Area under this Agreement or a breach or alleged breach thereof in connection therewith.

(c) In the event that the Commencement Date for an Area has been postponed pursuant to paragraph (b) of this Section and vacant possession of such Area has not been tendered on or prior to September 1, 1998, in the case of Area A, or March 1, 1999, in the case of Area A-1, then, in addition to the postponement of the Rent Commencement Date for that Area which may result from such postponement, and effective on the Rent Commencement Date for that Area, as so postponed, the Lessee shall be entitled to a credit against its rental obligations next becoming due in an amount equal to the product obtained by multiplying the daily basic rental for that Area, as defined in this paragraph
(c), by the number of days in the period commencing on September 2, 1998, in the case of Area A, or March 2, 1999, in the case of Area A-1, and ending on the actual date on which vacant possession of such Area is delivered to the Lessee in the condition required by this Agreement. The "daily basic rental for Area A" for the purposes of this Agreement shall be Four Thousand Three Hundred Twelve Dollars and Forty-nine Cents ($4,312.49) and the "daily basic rental for Area
A-1" for the purposes of this Agreement shall be Four Thousand Two Hundred Twenty-one Dollars and Forty-nine Cents ($4,221.49). The granting of the rental credit described in this paragraph (c), and the postponement of the Rent Commencement Date for an Area pursuant to the provisions of paragraph (e) of the Section of this Agreement entitled "Basic Rental" shall be the sole remedies available to the Lessee for any injury or damages resulting from the postponement of the Commencement Date of that Area or of this Agreement in accordance with the provisions of paragraph (b) of this Section, provided, that the parties acknowledge that the letting of the premises under the Existing Lease, as defined in the Section of this Agreement entitled "Existing Lease", may also be extended as provided in said Section as a result of such postponement .

Section 3.        Rights of User by the Lessee

                  (a) The Lessee and its Permitted Occupants shall use the premises for the following purposes only and for no other purpose whatsoever: as clerical, administrative and executive offices for the Lessee's international and domestic business as underwriters and distributors of municipal and corporate securities, dealers in securities and general investment counselors and for such other type or types of business or operations engaged in or previously engaged in by office tenants at the World Trade Center whose eligibility and qualifications are determined by the Port Authority under the provisions of the Statutes, as defined in paragraph (g) of Section 7 of this Agreement entitled "Responsibilities of the Lessee", strictly on the basis of their functions, activities and services in world trade and commerce. Nothing in this Section shall be deemed to prohibit the Lessee from using the premises for such uses which are incidental and ancillary to the office uses provided in the preceding sentence.

                  (b) In the event that title to the building in which the premises is located is transferred to a landlord which shall not be subject to the Statutes and the Statutes are no longer applicable to the purposes for which the office space in such building may be used, then the Lessee may use the premises, in addition to the purposes set forth in paragraph (a) of this Section 3, as clerical, administrative and executive offices for any other lawful purpose, provided that such use shall not violate any of the covenants, agreements, terms, provisions or conditions of this Agreement (other than the provisions of this Section 3) and, provided, further, that the Lessee may not use the premises for any unlawful purpose or in any unlawful manner and in violation of any Legal Requirements (as defined in paragraph (b) of the Section of this Agreement entitled "Governmental Requirements") including, but not limited to, any applicable certificate of occupancy or certificate of use for the premises or the building in which the premises is located nor shall the Lessee use the premises in any manner or permit anything to be done, brought into or kept in the premises that in the landlord's reasonable opinion shall or might impair or interfere with (1) the safety, character, reputation or appearance of the building in which the premises is located as a first class office building, (2) any of such building's systems or the heating, ventilating, cleaning, air-conditioning or other services in the building or the premises, or
(3) the use of any of the other areas of the building by any of the other tenants or occupants of the building in which the premises is located or of the World Trade Center.

                  (c)  The  Lessee  and  its  Permitted   Occupants   solely  in
conjunction  with the  activities  permitted  pursuant to paragraph  (a) of this
Section 3 shall have the right to conduct activities and operations which are incidental and ancillary thereto, including without limitation thereto:

                           (1) messenger and mail room operations;

                           (2) reproduction and copying operations;

                           (3) a sales  office but not for retail or open to the
                  general public for off-the-street transactions;

                           (4) word processing center;

                           (5) computer and communication systems operations;

                           (6) employee lounges;

                           (7) libraries;

                           (8) file rooms;

                           (9) meeting and conference rooms;

                           (10) lunch rooms and dining rooms;

                           (11) kitchens and food warming areas;

                           (12) exercise rooms; and

                           (13) additional bathrooms.

Nothing in this paragraph is intended or shall be deemed to amend or modify the provisions of paragraph (e) of the Section of this Agreement entitled "Responsibilities of the Lessee" or of the Section of this Agreement entitled "Construction by the Lessee". The Port Authority reserves the right to charge the Lessee for domestic cold and hot water and for any and all utilities or other  building  services  used in  connection  with  any  bathrooms  or  eating facilities installed in any such special purpose area, in each case, to the extent provided in the Section of this Agreement entitled "Services and Utilities", it being understood that the Port Authority shall have the right to install a meter on the Lessee's premises at the Port Authority's cost to measure the Lessee's consumption of such domestic hot and cold water. The Lessee shall set forth on its Lessee's plans and specifications submitted to the Port Authority in accordance with the Section of this Agreement entitled "Construction by the Lessee" any special purpose area requiring additional utilities or heat, ventilation, air-cooling or other building services as well as the lines, conduits, wires, pipes or ducts needed to supply such additional utilities or services.

Section 4.        Basic Rental

                  (a) The Lessee, subject to any rental abatement provisions specifically set forth elsewhere in this Agreement, agrees to pay to the Port Authority a basic rental for Area A for the period from the Area A Commencement Date continuing throughout the balance of the term of the letting under this Agreement at the rate of One Million Five Hundred Seventy-four Thousand Fifty-eight Dollars and No Cents ($1,574,058.00) per annum, payable in advance in equal monthly installments of One Hundred Thirty-one Thousand One Hundred Seventy-one Dollars and Fifty Cents ($131,171.50) on the Area A Rent
Commencement Date and on the first day of each and every calendar month thereafter throughout the balance of the term of the letting under this Agreement. Without in any way modifying the foregoing, no basic rental shall be payable by the Lessee during the period from the Area A Commencement Date through and including the day preceding the Area A Rent Commencement Date.

                  (b) The Lessee, subject to any rental abatement provisions specifically set forth elsewhere in this Agreement, agrees to pay to the Port Authority a basic rental for the premises for the period from the Area A-1 Commencement Date continuing throughout the balance of the term of the letting under this Agreement at the rate of One Million Five Hundred Forty Thousand Eight Hundred Forty-two Dollars and No Cents ($1,540,842.00) per annum, payable in advance in equal monthly installments of One Hundred Twenty-eight Thousand Four Hundred Three Dollars and Fifty Cents ($128,403.50) on the Area A-1 Rent Commencement Date and on the first day of each and every calendar month thereafter throughout the balance of the term of the letting under this Agreement. Without in any way modifying the foregoing, no basic rental shall be payable by the Lessee during the period from the Area A-1 Commencement Date through and including the day preceding the Area A-1 Rent Commencement Date.

                  (c) If the Area A Rent Commencement Date or the Area A-1 Rent Commencement Date shall occur on a day other than the first day of a calendar month, the installment of basic rental payable on the Rent Commencement Date for such Area for the portion of that month from and after such Rent Commencement Date shall be an amount equal to the monthly installment of basic rental described in paragraph (a) or paragraph (b) of this Section, as the case may be, multiplied by a fraction, the numerator of which shall be the number of days in the period commencing on the applicable Rent Commencement Date and ending on the last day of the calendar month in which such applicable Rent Commencement Date shall fall, both dates inclusive, and the denominator of which shall be the actual number of days in that calendar month.

                  (d) If the Expiration Date occurs on a date which is other than the last day of a calendar month, or the letting is terminated effective on a date which is other than the last day of a calendar month, the basic rental for the premises for the portion of that calendar month during which the letting is effective shall be an amount equal to the total of the monthly installments of basic rental described in paragraph (a) and (b) of this Section payable for that calendar month multiplied by a fraction the numerator of which shall be the number of days in the period commencing on the first day of that calendar month and ending on the Expiration Date or such effective date of termination and the denominator of which shall be the actual number of days in that calendar month. In the event that the letting is terminated effective on a date which is other than the last day of a calendar month any basic rental paid by the Lessee prior to such termination in excess of the prorated amount determined as provided in the preceding sentence and any additional basic rental paid by the Lessee in excess of an amount prorated for the portion of such calendar month in which such letting was in effect shall be refunded by the Port Authority to the Lessee within thirty (30) days after the effective date of such termination. The Port Authority's obligations under this paragraph (d) shall survive the expiration or earlier termination of this Agreement.

                  (e) For the purposes of this Agreement the "Area A Rent Commencement Date" shall be the earlier of the two-hundred seventieth (270th) day following the Area A Commencement Date or the date that the Lessee commences in Area A the business operations permitted therein pursuant to the provisions of the Section of this Agreement entitled "Rights of User by the Lessee" and the "Area A-1 Rent Commencement Date" shall be the earlier of the two-hundred seventieth (270th) day following the Area A-1 Commencement Date or the date that the Lessee commences in Area A-1 the business operations permitted therein pursuant to the provisions of such Section. The Area A Rent Commencement Date and the Area A-1 Rent Commencement Date are sometimes individually referred to in this Agreement as a "Rent Commencement Date".

                  (f) In addition to the basic rental for the premises as set forth above, the Lessee shall pay additional basic rental for the premises during the term of the letting in accordance with the provisions of Schedule A (or Schedule A-1 as the case may be) attached to this Agreement and hereby made a part hereof on the basis of the number of rentable square feet constituting the premises from time to time.

Section 5.        Governmental Requirements

                  (a) The Lessee shall procure all licenses, certificates, permits or other authorization from all governmental authorities having jurisdiction over the operations of the Lessee at the premises or at the World Trade Center which are necessary for the conduct of its operations.

                  (b) Subject to the provisions of this Agreement that expressly require the Port Authority's compliance with the following and subject to the proviso contained at the end of the following sentence, the Lessee shall promptly observe, comply with and execute the provisions of any and all present and future governmental laws, rules and regulations, requirements, orders and directions which pertain or apply to the operations of the Lessee on the premises or at the World Trade Center or its occupancy of the premises which are applicable or which would be applicable if the Port Authority were a private corporation (such governmental laws, rules and regulations, requirements, orders and directions being sometimes herein called the "Legal Requirements"). The Lessee shall, in accordance with and subject to the provisions of the Section of this Agreement entitled "Construction by the Lessee", make any and all improvements, alterations or repairs of the premises that are required at any time during the term of the letting under this Agreement by any such present or future law, rule, regulation, requirement, order or direction, provided, that the Lessee shall not be required to make improvements, alterations or repairs to the premises pursuant to this paragraph (b) unless the requirement results from the particular manner of use or operations of the Lessee in the premises as opposed to general office use. Nothing in this paragraph (b) shall be construed to require the Lessee to make improvements, alterations or repairs to the premises if the necessity for such improvements, alterations or repairs result from a casualty of the type described in paragraph (a) of the Section of this Agreement entitled "Casualty".

                  (c) If the  Lessee  shall  contest  against  any  governmental authority by appropriate legal proceedings diligently prosecuted in good faith the validity or applicability to the Lessee of any governmental requirements, referred to in paragraph (b) above of this Section, the Lessee shall not be in default thereof unless Lessee fails to comply with same in the time period required under law after the final determination of the validity or applicability in such proceedings, provided, however, that the Lessee shall not make any such contest if it is based in whole or in part on the status of the Port Authority and the Lessee will not delay compliance if the delay shall result in the creation or continuance of a condition endangering persons or property (other than Lessee's property). In the event that as a result of a contest made by the Lessee, the Port Authority incurs any reasonable out-of-pocket cost or expense which cost or expense would not have been incurred but for such contest, then the Lessee within thirty (30) days after demand therefor will reimburse the Port Authority such costs and expenses. It is not intended by this paragraph (c) to give the Lessee any right to make any contest against any governmental authority which the Lessee would not have had in the absence of this provision.

                  (d) The provisions of this Section are not to be construed as a submission by the Port Authority to the application to itself of such requirements, or any of them.

                  (e) Wherever the term "governmental authority", "governmental agency" or "governmental" is used in this Agreement, it shall not be deemed to include the Port Authority, when acting solely as landlord or solely as the owner of the World Trade Center. Without in any way limiting the generality of the Section of this Agreement entitled "Rules and Regulations", nothing in this Section shall be deemed to permit the Port Authority to discriminate against the Lessee in the Port Authority's application and enforcement of its resolutions, rules, regulations, instructions and orders governing the operation of the World Trade Center or any portion thereof except to the extent that same may be inapplicable to the Lessee or any other occupant of the World Trade Center.

Section 6.        Rules and Regulations

                  (a) The Lessee covenants and agrees to observe and obey (to compel its officers, members, employees, agents and representatives to observe and obey and to use reasonable efforts to have its contractors, customers, guests, invitees and those doing business with it to observe and obey) the Rules and Regulations of the Port Authority (a copy of which is attached hereto, hereby made a part hereof and marked "Exhibit R") for the government of the conduct of the Lessee, and such further reasonable rules and regulations (including amendments and supplements thereto) as may from time to time and throughout the letting be promulgated by the Port Authority for reasons of safety, health or preservation of property, or for the maintenance of the good and orderly appearance of the premises and the World Trade Center or for the safe or efficient operation of the World Trade Center, provided, however, that in case of any conflict or inconsistency between the provisions of this Agreement and any of the Rules and Regulations, the provisions of this Agreement shall control, provided, that the Lessee shall not be required to use reasonable efforts to have its customers, guests, invitees and those doing business with the Lessee to observe and obey the Rules and Regulations when such customers, guests, invitees and persons doing business with the Lessee are outside of the premises. The Port Authority agrees that, except in the case of an emergency in which case it shall give the Lessee such notice as may be practicable, it will give notice to the Lessee of every such further rule or regulation adopted by it at least ten (10) business days before the Lessee shall be required to comply therewith and the Lessee shall not be required to comply with same unless and until it receives such notice. If the Port Authority shall adopt a further rule or regulation which unreasonably discriminates against the Lessee, then such further rule or regulation shall not be applicable to the Lessee solely to the extent of such unreasonable discrimination. The Port Authority shall not apply or enforce any of the Rules and Regulations in such manner as to unreasonably discriminate against the Lessee except to the extent that any such Rule or Regulation may be inapplicable to the Lessee or any other occupant in the World Trade Center. If a Rule or Regulation shall conflict with any provision of this Agreement, such provision shall control. In the event that the Lessee shall notify the Port Authority that another tenant of the World Trade Center is violating the Rules and Regulations, specifying the manner of such violation, and such violation is actually interfering with the Lessee's operations under this Agreement, the Port Authority will use best efforts to obtain such other tenant's conformance to the Rules and Regulations.

                  (b) (1) Notwithstanding the provisions of Rule 15 of the Rules and Regulations attached to this Agreement, the Lessee and its contractors may use appropriate welding equipment where necessary to perform its construction and installation work in the premises, provided, that the Lessee shall obtain the approval of the Port Authority for such use, whether as part of the approval of the Lessee's plans and specifications for such work or otherwise, and all such use shall be conducted in compliance with all applicable governmental laws, rules and regulations, requirements, orders and directions.

                  (2) Notwithstanding the provisions of Rule 23 of the Rules and Regulations attached to this Agreement, the Port Authority shall not require the Lessee to purchase particular draperies to cover its exterior windows, but the Lessee shall obtain the approval of the Port Authority for the Lessee's exterior window coverings, whether as part of the approval of the Lessee's plans and specifications for such work or otherwise, and shall use such window coverings to assist in the control of temperature in the premises as set forth in said Rule 23.

Section 7.        Responsibilities of the Lessee

                  (a) The Lessee shall conduct its operations in an orderly manner and so as not to unreasonably annoy, unreasonably disturb or be unreasonably offensive to others at the World Trade Center, and the Lessee shall control the conduct of its officers, members, employees, agents, representatives, and contractors, and shall use reasonable efforts to control the conduct of its customers, guests, invitees and those doing business with it. Upon objection from the Port Authority concerning the conduct of any of the Lessee's officers, members, employees, agents, representatives, contractors, customers, guests, invitees and those doing business with it in violation of the preceding sentence, the Lessee shall promptly take all reasonable and practical steps necessary to remove the cause of the objection. Upon notice from the Lessee that other tenants or occupants (or their officers, members, employees, agents, representatives, contractors, customers, guests, invitees or those doing business with them) in the Building are unreasonably disturbing the Lessee or its Permitted Occupants in its premises, the Port Authority, if in its reasonable opinion the Lessee's complaint is justified, will register objection to any such conduct with the offending tenant or occupant and will use reasonable efforts to correct the condition giving rise to the Lessee's objection but any continuation of such condition after such use of reasonable efforts by the Port Authority shall not be or be deemed to be a violation or breach of this Agreement on the part of the Port Authority or constitute the basis for any claim or other action against the Port Authority by the Lessee.

                  (b) The Lessee shall not commit any nuisance on the premises, or do or knowingly permit the creation or commission of a nuisance on the premises, and the Lessee shall not cause or knowingly permit to be caused or produced upon the premises, to permeate the same or to emanate therefrom, any noxious or unreasonable smokes, gases, vapors, odors or noises.

                  (c) Subject to the provisions of the following sentence, the Lessee shall not use or connect any equipment or engage in any activity or operation in the premises which will cause an overloading of the capacity of any then existing utility, mechanical, electrical, communication or other systems, or portion thereof, serving the premises, nor shall the Lessee do or permit to be done anything which unreasonably interferes with the effectiveness or accessibility of then existing utility, mechanical, electrical, communication or other systems or portions thereof on the premises or elsewhere at the World Trade Center. The Port Authority hereby represents and warrants to the Lessee that the system for the supply of electricity to the Lessee has and throughout the term of this Agreement, including any extension of said term, shall have the capacity per usable square foot set forth in paragraph (c) of the Section of this Agreement entitled "Services and Utilities" and hereby made a part hereof.

                  (d)  The  Lessee  shall  not  overload  any  floor,   roadway,
passageway, pavement or other surface or any wall, partition, column or other supporting member (but nothing herein shall be construed to prevent the Lessee from increasing the load bearing capacity of any floor, by performing reinforcement work subject to the applicable provisions of the Section of this Agreement entitled

"Construction by the Lessee"), or any elevator or other conveyance, in the premises or at the World Trade Center and without limiting any other provision of this Agreement, the Lessee shall repair, replace or rebuild the damaged portion of any such floor, roadway, passageway, pavement or other surface, wall, partition, column or other supporting member, or elevator or other conveyance, to the extent such damage was caused by the Lessee's overloading. The Port Authority hereby represents and warrants to the Lessee that, as of the Lease Commencement Date, the "live load" capacity of the premises shall be as shown on Schedule D attached hereto and hereby made a part hereof.

                  (e) Subject to the following provisions of this paragraph (e), the Lessee shall not install, maintain or operate or permit the installation, maintenance or operation on the premises of any vending machine or service designed to dispense or sell food, beverages, tobacco products or merchandise of any kind, whether or not included in the above categories, or any restaurant, cafeteria, kitchen, stand or other establishment for the preparation, dispensing or sale of food, beverages, tobacco or tobacco products, or merchandise of any kind or any equipment or device for the furnishing to the public of a service of any kind, including without limitation thereto any telephone pay-stations, provided, that, subject to all of the terms and provisions of this Agreement, including without limitation thereto the Section thereof entitled "Services and Utilities", the Lessee and the Permitted Occupants may install facilities (including those customarily found in a small kitchenette such as a dwyer unit or microwave oven, sink, refrigerator, vending machines and hot tea and coffee dispensing equipment) for a cafeteria or kitchen or for the warming and serving of food and beverages, both alcoholic and non-alcoholic, to be consumed on the premises solely by the Lessee's or the Permitted Occupants' officers, members, employees, agents, representatives, contractors and business guests and invitees, or arrange for the installation and operation of such equipment provided that if such facilities are operated or supplied by an independent contractor, operator or supplier, such contractor, operator or supplier shall be approved by the Port Authority. The Port Authority shall not act unreasonably in determining whether or not to approve the use of any such independent contractor, operator or supplier. None of the foregoing equipment or machines shall be installed unless and until the Port Authority has consented in writing to the type of machine or equipment, the method of installation and the location where such machine or equipment may be installed, either separately or as part of the Port Authority's approval of the Lessee's Construction Application relating to the construction and installation of such machine or equipment pursuant to the Section of this Agreement entitled "Construction by the Lessee", provided, however, that the Port Authority's consent shall not be required for the installation of any such equipment or machine if the Port Authority's consent would not be required pursuant to said Section of this Agreement entitled "Construction by the Lessee". In the event the installation of such machines and equipment shall require modifications or alterations to building systems or equipment (including heating, ventilating or air-conditioning systems) and whether such modifications or installations thereof are performed by the Lessee or by the Port Authority, the Lessee shall be responsible for the cost of such machines and equipment, the installation thereof and any such modifications or alterations and no such installation, alteration or modification shall be commenced until the Lessee has received an approved
Construction Application (in the form referred to in the Section of this Agreement entitled "Construction by the Lessee") therefor (but only to the extent the same is required under the Section of this Agreement entitled "Construction by the Lessee"). The Lessee shall pay to the Port Authority for domestic cold and hot water and for any and all utilities or other building services used in connection with any eating facilities or any of the aforesaid machines and equipment, in each case, to the extent provided in the Section of this Agreement entitled "Services and Utilities", it being understood that the Port Authority shall have the right to install a meter on the Lessee's premises at the Port Authority's cost to measure the Lessee's consumption of such domestic hot and cold water. The Lessee agrees that no recognizable or measurable odors will emanate from the premises as a result of its intended use of any such machines and equipment installed by the Lessee and the Lessee covenants and agrees that upon notification from the Port Authority that objectionable odors emanate from the premises as a result of the Lessee's use of any such machines and equipment in the premises (whether through the building heating, ventilating or air-conditioning systems or otherwise), the Lessee will immediately discontinue use of any such machine or equipment and shall not resume the use or operation thereof until such machine or equipment has been repaired or modified so as to prevent the emanation of such objectionable odors.

                  (f) The Lessee shall not use or make any reference, by advertising or otherwise, to the names "World Trade Center" (except to designate the Lessee's business address and then only in a conventional manner and without emphasis or display), "The Port Authority of New York and New Jersey", "Port Authority" or any simulation or abbreviation of any such names, or any emblem, picture or reproduction of the World Trade Center, for any purpose whatsoever. Upon notice from the Port Authority the Lessee shall immediately discontinue any such use or reference.

                  (g) The Lessee recognizes that the Port Authority has undertaken the planning, construction and operation of the World Trade Center as a facility of commerce pursuant to concurrent legislation of the State of New York, Chapter 209, Laws of New York, 1962 and the State of New Jersey, Chapter 8, Laws of New Jersey, 1962 (herein called the "Statutes"). The Statutes provide that the Port Authority should be regarded as performing an essential governmental function in the construction and operation of the World Trade Center and that all details of the effectuation of the World Trade Center including the leasing and contracts thereof shall be within the sole discretion of the Port Authority and its decisions shall be controlling and conclusive and that it is of the essence of the Statutes and of this Agreement that the Port Authority retain in its sole discretion the determination of all matters concerning the World Trade Center including the occupancy of the World Trade Center. Accordingly, the purpose, character and scope of the Lessee's occupancy, operation and usage of the premises as described in the Section of this Agreement entitled "Rights of User by the Lessee" are of primary importance and inducement to the Port Authority in entering into this Agreement with the Lessee. The Lessee has represented to the Port Authority that all its occupancy, operation and usage, throughout the term of the letting hereunder, will be in strict accordance with and subject to the provisions and requirements of the Section of this Agreement entitled "Rights of User by the Lessee" and the Port Authority has relied on such representations in entering into this Agreement. The Lessee further acknowledges for itself and for any successor to its interest in this Agreement that this Agreement cannot be assigned or a sublease entered into by the Lessee without the prior written consent of the Port Authority except in accordance with the provisions of the Section of this Agreement entitled "Assignment and Sublease", provided, that nothing in this Section is intended or shall be deemed to increase, decrease or otherwise alter the specific requirements for subleasing or assignment set forth in the Section of this Agreement entitled "Assignment and Sublease".

Section 8.        Maintenance and Repair

                  (a) Except to the extent of such items of cleaning service as may be supplied by the Port Authority as stated in the Section of this Agreement entitled "Services and Utilities", the Lessee shall at all times keep the premises in a reasonably clean and orderly condition and appearance, together with all fixtures, equipment and personal property of the Lessee located in or on the premises, including without limitation thereto the interior surface of windows and both sides of all entrance doors. Nothing in this Section shall require the Lessee to clean the exterior surface of window glass in the premises.

                  (b) Subject to the provisions of the Section of this Agreement entitled "Casualty" and the Section of this Agreement entitled "Insurance", the Lessee shall repair, replace, rebuild and paint all or any part of the premises which may be damaged or destroyed by the wilful misconduct or negligent acts or omissions of the Lessee, its officers, members, employees, agents, representatives, contractors, customers, guests, invitees or other persons who are doing business with the Lessee or who are on or at the premises (other than the Port Authority or any of its Commissioners, members, officers, employees, agents, representatives or contractors) and the Lessee shall repair, replace, rebuild and paint all or any part of the World Trade Center which may be damaged or destroyed by the wilful misconduct or negligent acts or omissions of the Lessee, its officers, members, employees, agents, representatives or contractors, provided, that nothing in this paragraph (b) is intended, or shall be deemed, to increase, decrease or otherwise alter the obligations of the Lessee or the Port Authority in the event that the premises or the World Trade Center are damaged by a casualty, which obligations shall be as provided in the Sections of this Agreement entitled "Casualty" and "Insurance".

                  (c) Subject to the provisions of the Section of this Agreement entitled "Casualty" and, the Section of this Agreement entitled "Insurance", the Lessee shall take good care of the premises, including therein, without limitation thereto, walls, partitions, floors, ceilings, doors and columns, and all parts thereof, and all equipment and fixtures, and except to the extent the same is the responsibility of the Port Authority pursuant to the express provisions of this Agreement, shall do all preventive maintenance and make all necessary non-structural repairs, replacements, rebuilding and painting necessary to keep each Area of the premises in the condition existing on the Commencement Date for that Area and to keep any improvements, additions and fixtures made or installed during the term of the letting in the condition they were in when made or installed except for reasonable wear and tear which does not adversely affect the watertight condition or structural integrity of the Building. Nothing set forth in this paragraph (c) is intended or shall be deemed to impose upon the Lessee an obligation to maintain, repair, replace or rebuild any portion of the exterior building walls other than the interior drywall or gypsum board surfaces thereof (and without limiting the foregoing the Lessee shall not be required to repair the exterior, structural portions or the window glass forming a part of such exterior walls), floor slabs, structural steel members and core walls or to rebuild, repair or replace (except for damage thereto caused by the willful misconduct or negligent acts or omissions of the Lessee, its officers, directors, members, agents, contractors and representatives): (1) the perimeter convector units in the premises; (2) the vertical aspects of any utility, mechanical, electrical, communication and other systems passing through the premises which provide services and utilities to the Lessee or other parties of the premises; and (3) the utility, mechanical, electrical, communication and other systems outside of the premises which provide services and utilities to the premises or to clean the exterior side of exterior building walls, unless such walls, slab, members or systems shall have been damaged by the willful misconduct or negligent acts or omissions of the Lessee, its officers, members, employees, agents, representatives or contractors, in which case the Lessee shall have the obligations set forth in paragraph (b) of this Section, nor is anything set forth in paragraph (b) of this Section or in this paragraph (c) intended nor shall it be deemed to increase, decrease or otherwise alter the obligations of the Lessee and the Port Authority in the event that the premises or the World Trade Center are damaged by a casualty, which obligations shall be as provided in the Sections of this Agreement entitled "Casualty" and "Insurance", nor shall anything in this
Section increase, decrease or otherwise alter the obligations of the Lessee and the Port Authority set forth in of the Section of this Agreement entitled "Port Authority Work", including without limitation thereto the parties' obligations set forth therein relating to the abatement of Hazardous Materials, nor shall anything in this Section relieve the Lessee from the obligation to obtain the approval of the Port Authority under the circumstances described in the Section of this Agreement entitled "Construction by the Lessee".

                  (d) In the event the Lessee fails to commence so to make or do any repair, replacements, rebuilding or painting required by this Agreement within a period of thirty (30) days after notice from the Port Authority so to do (other than by reason of causes and conditions beyond the Lessee's control), or fails diligently to continue to completion the repair, replacement, rebuilding or painting of all of the premises required to be repaired, replaced, rebuilt or painted by the Lessee under the terms of this Agreement, other than by reason of causes and conditions beyond the Lessee's control, the Port Authority may, at its option, and in addition to any other remedies which may be available to it, repair, replace, rebuild or paint all or any part of the premises included in the said notice, the Port Authority's reasonable out-of-pocket cost thereof to be paid by the Lessee within thirty (30) days after demand therefor (which demand will include receipts or other reasonable evidence of the Port Authority's costs). This option or the exercise thereof shall not be deemed to create or imply any obligation or duty to the Lessee or others.

Section 9.        Casualty

                  (a) In the event that, as a result of a casualty insurable under the New York standard form of fire insurance policy and extended coverage endorsement, the premises, or other areas of the World Trade Center, are damaged so as to render the premises untenantable or inaccessible in whole or part, then the Port Authority within forty-five (45) days after the occurrence of such casualty shall provide the Lessee in writing with a statement from its Chief Engineer setting forth his good faith estimate of the time necessary to complete the repairs and rebuilding caused by such casualty. The term "Estimate" as used herein shall mean the estimate of the Chief Engineer of the Port Authority of the time necessary for completion of such repairs and rebuilding.

                  (1) If the Estimate provides that the necessary repairs or rebuilding can be completed within three hundred sixty five (365) days after the occurrence of the damage, and provided that this Agreement has not been terminated by the Port Authority or the Lessee as hereinafter provided, the Port Authority shall, at its own cost and expense (provided, that nothing in this subdivision (1) shall be deemed to waive or release any claim of the Port Authority against the proceeds of insurance which may be available to cover the cost of repairing or rebuilding such damage, whether such insurance is maintained by the Port Authority, the Lessee or others) repair or rebuild such damaged portions of the premises and the World Trade Center with due diligence (including, in the case of the premises, all alterations or improvements thereto made during the term of the letting under this Agreement, whether made therein by the Port Authority or by the Lessee with the approval of the Port Authority, to the extent such approval is required under this Agreement, and subject to the provisions of paragraph (f) of this Section, the rental hereunder shall be abated, as hereinafter provided in the Section of this Agreement entitled "Abatement of Rental", only for the period from the occurrence of the damage to the earlier of (i) thirty (30) days after notification by the Port Authority to the Lessee of the completion of the repairs or rebuilding, whether or not the work of repair or rebuilding is actually completed within the said three hundred sixty five (365) days, or (ii) the commencement of business operations by the Lessee in the premises or the damaged portion thereof, as the case may be (it being understood that Lessee shall not be deemed to have commenced business operations solely by reason of occupancy for the performance of alterations and installation of property), provided, that if the Estimate provides that the necessary repairs or rebuilding can be completed within the three hundred sixty-five (365) day period following the occurrence of the damage and such repairs or rebuilding have not actually been completed within thirty (30) days (hereinafter called the "Thirty Day Period") after the end of such three hundred sixty-five (365) day period, and, provided, further, that at no time during the term of the letting up to the expiration of such Thirty Day Period did the Lessee have the right pursuant to paragraph (b) of this
         Section 9 to terminate this Agreement, then the Lessee shall have the right, by notice given to the Port Authority not later than sixty (60) days subsequent to the end of such Thirty Day Period and prior to the completion of such repairs or rebuilding, to terminate the letting of the entire premises under this Agreement with the same effect as expiration, such termination to be effective on the date specified in the Lessee's notice but not later than one hundred eighty (180) days following the date of the Lessee's notice; it being understood that in the event of termination by the Lessee pursuant to this subparagraph
         (1) the rental hereunder shall be abated as hereinafter provided in the Section of this Agreement entitled "Abatement of Rental" for the period from the occurrence of the damage to the effective date of termination; or

                  (2) if the Estimate provides that such repairs or rebuilding cannot be completed within three hundred sixty five (365) days after the occurrence of the damage, then the Port Authority shall have the options: (i) to proceed with due diligence to repair or to rebuild the premises as necessary; or (ii) subject to the provisions of subparagraph (3) below, to terminate the letting as to the entire premises by notice given to the Lessee within forty-five (45) days after the delivery to the Lessee of the statement setting forth the Estimate, such termination not to be effective earlier than one hundred eighty (180) days after such termination notice is given to the Lessee and, subject to the provisions of paragraph (f) of this Section, the rental hereunder shall be abated, as provided in the Section of this Agreement entitled "Abatement of Rental" either, as the case may require, (x) for the period from the occurrence of the damage to the earlier of thirty (30) days after notification by the Port Authority to the Lessee of the completion of the repairs or rebuilding, whether or not the work of repair or rebuilding is actually completed within said three hundred sixty-five (365) day period or the commencement of business operations by the Lessee in the premises or the damaged portion thereof, as the case may be (it being understood that the Lessee shall not be deemed to have commenced business operations solely by reason of occupancy for the performance of alterations and installation of property) or (y) from the period of the occurrence of the damage to the effective date of termination; or

                  (3) Notwithstanding the provisions of subdivision (ii) of subparagraph (2) above of this paragraph (a), the Port Authority shall not have the right to terminate the letting as to the entire premises pursuant to said subdivision (ii) unless the Port Authority elects not to rebuild as office space all the space from and above the 90th floor in the Building damaged by such casualty and used as office space prior to the occurrence of such casualty.

Neither the three hundred sixty five (365) day period for completion of the repair or rebuilding nor the additional Thirty Day Period thereafter for completion of the repair or rebuilding, nor any notice period in this paragraph
(a) shall be extended by reason of a cause or condition beyond the control of the Port Authority; but the Port Authority shall have no liability to the Lessee by reason of a failure to complete any repair or rebuilding required by this Section within the estimated time period, the specific termination rights set forth in this paragraph (a) and paragraph (b) below of this Section being the Lessee's sole remedy for any such failure to complete any such repairs or rebuilding unless the Port Authority fails to comply with its obligation, subject to causes and conditions beyond its control, to diligently proceed to perform the repairs or rebuilding resulting from such casualty. Nothing in the foregoing shall be construed to deny the Lessee a right to abatement of basic and additional basic rental where same is specifically provided for in this Section.

                  (b) Notwithstanding anything in paragraph (a) of this Section to the contrary, if the Estimate provides for completion of the repairs and rebuilding within three hundred sixty-five (365) days after the occurrence of the casualty, the Lessee may request from time to time (but in no event no earlier than one hundred twenty (120) days after the occurrence of the casualty nor more often than once in any ninety (90) day period thereafter) by written notice to the Port Authority that the Port Authority deliver to Lessee updated estimates with respect to the anticipated completion date of the repair and rebuilding work (each of such updated estimates being sometimes herein called a "Revised Estimate"). All Revised Estimates shall be delivered to Lessee within thirty (30) days after Port Authority's receipt of Lessee's request therefor and shall contain the estimate of the Port Authority's Chief Engineer of the completion date of the repair and rebuilding work. A "Materially Revised Estimate" shall be a Revised Estimate with an anticipated completion date of such repair and rebuilding work later than all of the following: (x) three hundred ninety-five (395) days after the occurrence of the damage, (y) the expiration of the time period set forth by the Chief Engineer in the initial Estimate as the completion date for the repair and rebuilding work, plus thirty
(30) days and (z) the completion date for the repair and rebuilding work theretofore set forth in the most recently delivered Revised Estimate, plus thirty (30) days. In the event that the Lessee (at the Lessee's request or at the Port Authority's initiative) shall have received a Materially Revised Estimate, the Lessee shall have a further right to terminate this Agreement and the letting thereunder upon written notice to the Port Authority given not later than sixty (60) days following the Lessee's receipt of such Materially Revised Estimate provided such repair and rebuilding work is not completed prior to receipt of such notice by the Port Authority, and such termination shall be effective on the date specified in the Lessee's notice but in no event later than one hundred eighty (180) days from the date of such notice. In the event the Lessee shall not elect to terminate this Agreement within the sixty (60) day period set forth above, the Lessee also shall not thereafter have a right to terminate this Agreement under this paragraph (b) with respect to the casualty in question unless and until Lessee shall receive another Materially Revised Estimate or unless the actual completion date is later than the date (the "Outside Revised Estimate Date") which is the latest of all of the following:
(A) the estimated completion date set forth in the last Revised Estimate, plus thirty (30) days, (B) the three hundred ninety-fifth (395th) day after the occurrence of the damage, and (C) the date set forth by the Chief Engineer in the initial Estimate as the completion date for the repair and rebuilding work, plus thirty (30) days; and the Lessee exercises its right to terminate not later than sixty (60) days after the Outside Revised Estimate Date. provided, that such notice of termination from the Lessee shall not be effective if the actual completion date occurs prior to receipt by the Port Authority of such notice of termination from the Lessee. Anything to the contrary notwithstanding, the Lessee shall also have the right to terminate this Agreement upon written notice to the Port Authority if the Port Authority shall fail both to deliver to Lessee a Revised Estimate within thirty (30) days after Lessee's request therefor and shall further fail within five (5) business days after a second written request by Lessee for same to deliver same to the Lessee, provided, such notice of termination from the Lessee shall not be effective if the actual completion date occurs prior to receipt by the Port Authority of such notice of termination from the Lessee. Any termination by the Lessee pursuant to this paragraph (b) shall be effective on the date specified in Lessee's notice but in no event later than one hundred eighty (180) days from the date of such notice. No termination by the Lessee under this paragraph (b) shall be effective if at the time of the attempted exercise thereof the Lessee is under a notice of termination from the Port Authority. Termination of this Agreement and the letting hereunder by the Lessee pursuant to this paragraph (b) shall be with the same force and effect as expiration.

                  (c)  The  parties  do  hereby   stipulate   that  neither  the
provisions of Section 227 of the Real Property Law of the State of New York nor those of any other similar statute shall extend or apply to this Agreement.

                  (d) The Lessee shall give the Port Authority prompt notice in case of any fire, accident or casualty in the premises or elsewhere in the World Trade Center if the occurrence elsewhere in the World Trade Center is known to the Lessee and involves the Lessee, its officers, members, employees, agents, representatives, contractors, customers, guests or invitees.

                  (e) In the event of a partial or total destruction of the premises, the Lessee shall as soon as practicable remove any and all of its furniture, equipment, trade fixtures and other personal property from the premises or the portion thereof destroyed, as the case may be, and if the Lessee does not promptly so remove, the Port Authority may after giving the Lessee ten
(10) business days' prior notice of such may remove the Lessee's property to a public warehouse for deposit or retain the same in its own possession and at its discretion upon sixty (60) days prior notice to the Lessee may sell the same at either public auction or private sale, the proceeds of which shall be applied first to the reasonable out-of-pocket expenses of the Port Authority in connection with such removal, storage and sale, second to any sums owed by the Lessee to the Port Authority, with any balance remaining to be paid to the Lessee; if the expenses of such removal, storage and sale shall exceed the proceeds of sale, the Lessee shall pay such excess to the Port Authority upon demand.

                  (f) If the damage to the premises or other areas of the World Trade Center was caused by the fault of the Lessee, its officers, members, employees, agents, representatives and contractors, then, notwithstanding the provisions of paragraph (a) above, the Lessee shall not be entitled to an abatement of rentals unless and only to the extent that the Port Authority actually receives proceeds of rental insurance in effect in connection with the damage (or would have been entitled to receive rental insurance proceeds assuming the Port Authority was in compliance with the terms and conditions of its rental insurance policy and such policy is customarily carried by owners of first-class office buildings in Manhattan containing no less than one million (1,000,000) rentable square feet)(such owners being hereinafter referred to in this Agreement as "First Class Owners") or would have been entitled to receive such proceeds if the Port Authority had carried a policy of rental insurance providing such proceeds, provided such policy of rental insurance is then available on commercially reasonable terms to First Class Owners, provided, however, that if at any time because of this provision for abatement the insurance carrier of any policy covering the premises or any part thereof shall increase the premiums otherwise payable for any policy of fire, extended coverage, or rental coverage applicable to the premises and it is then customary for insurance carriers to impose an increased premium on First Class Owners with respect to such provision for abatement, the Lessee shall pay to the Port Authority within thirty (30) days after demand an amount equivalent to the product obtained by multiplying such increase or increases by the Lessee's Proportionate Share as defined in Schedule A or Schedule A-1, whichever is in effect at such time, (it being understood that the amount of such increase shall not be included as an Operating Expense in Schedule A or Schedule A-1, as the case may be) and in the event the Lessee elects not to so pay the Lessee's Proportionate Share of such increase to the Port Authority the same shall not constitute a default hereunder, but the Lessee shall not be entitled to such rent abatement; and provided, further, that if at any time this provision for abatement shall invalidate any such policy of insurance or void the rights of the Port Authority thereunder or if because of this provision for abatement any such carrier shall cancel any such policy or shall refuse to issue or renew the same or shall take any other action to materially alter, decrease or diminish the benefits of the Port Authority under the policy, then this provision for abatement shall be void and of no effect unless it is customary for First Class Owners to carry a policy of rental insurance providing for the rent abatement described in this paragraph (f) without the restrictions and conditions set forth in this proviso. Nothing contained in this paragraph (f) shall be deemed to obligate the Port Authority to maintain or procure any policy of fire, extended coverage, or rental coverage applicable to the premises.

                  (g) In the event that, as a result of a casualty not insurable under the New York standard form of fire insurance policy and extended coverage and not caused by the fault of the Lessee, its officers, members, employees, agents, representatives or contractors, the premises, or other areas of the World Trade Center, are damaged so as to render the premises untenantable or inaccessible in whole or in part, then the following provisions shall apply. The Port Authority shall have no obligation to repair, rebuild or restore the damage caused by such casualty but the rental hereunder shall be abated as provided in subdivision (i) of subparagraph (1) of paragraph (a) of this Section with the same force and effect as if the damage resulted from a casualty insurable under the New York standard form of fire insurance and extended coverage. Within forty-five (45) days after the occurrence of the casualty, the Port Authority will notify the Lessee (hereinafter in this paragraph (g) called the "Casualty Notice") as to whether the Port Authority elects to repair, rebuild or restore the damage caused by such casualty and if the Port Authority does so elect to repair, rebuild or restore the Casualty Notice shall contain an estimate from the Chief Engineer of the Port Authority setting forth his good faith estimate of the time necessary to complete such repairs and rebuilding. The term "Estimate" as used herein to have the same meaning as provided in paragraph (a) of this Section. In the event that the Port Authority has elected to repair, rebuild and restore the damage caused by such casualty and the Estimate provides that the necessary repairs or rebuilding can be completed within three hundred sixty-five (365) days after the occurrence of the damage, then the provisions of subparagraph (1) of paragraph (a) of this Section 9 shall be applicable with the same force and effect, except as hereinafter specifically provided otherwise, as if the damage resulted from a casualty insurable under the New York standard form of fire insurance policy and extended coverage endorsement. In the event that the Port Authority has elected to repair, rebuild and restore the damage caused by such casualty and the Estimate provides that the necessary repairs or rebuilding cannot be completed within three hundred sixty-five (365) days after the occurrence of the damage, then the provisions of subparagraph (2) of paragraph (a) of this Section 9 shall be applicable with the same force and effect, except as hereinafter specifically provided otherwise, as if the damage resulted from a casualty insurable under the New York standard form of fire insurance policy and extended coverage endorsement except that the Port Authority's right to terminate the letting of the premises in its entirety as set forth in said subparagraph (2) shall not be applicable. In the event the Port Authority's Casualty Notice states that the Port Authority will not make the repairs or rebuilding resulting from such casualty, then, and subject to the provisions of paragraph (h) of this Section, the term of the letting as to the premises shall be deemed terminated as of the date set forth in such Casualty Notice. Any termination hereunder shall be with the same force and effect as expiration.

                  (h) In the event the Port Authority elects not to restore, repair and rebuild the damage caused by a casualty of the type described in the first sentence of paragraph (g) above and the Lessee does not elect to terminate the letting pursuant to said paragraph (g), then the Lessee by written notice given to the Port Authority no later than sixty (60) days after receipt of the Port Authority's Casualty Notice may elect at its cost and expense to repair and restore the premises or the damaged portion thereof, provided the Lessee shall only be permitted to so restore and rebuild if (x) the casualty damaged solely the Lessee's premises and common areas on the floors of Lessee's premises or (y) the casualty damaged areas at the World Trade Center in addition to the Lessee's premises and all such damage off the premises is to be restored and rebuilt by the Port Authority or other occupants at the World Trade Center. In the event the Lessee elects to rebuild and restore pursuant to and in accordance with the provisions of the preceding sentence then the Port Authority's Casualty Notice shall be null and void, the Lessee shall promptly commence and diligently prosecute to completion in accordance with the provisions of this Agreement entitled "Construction by the

Lessee" the necessary repair and rebuilding work for the premises and the common areas on the floors of the Lessee's premises and the Lessee shall be entitled to an abatement of basic rental and additional basic rental in accordance with the provisions of the Section of this Agreement entitled "Abatement of Rental" from the occurrence of the damage to the day preceding the date the Lessee commences business operations in the damaged portion of the premises or such earlier date as is set forth in the Estimate referred to in paragraph (g) above as the reasonable time period necessary to complete such repairs and rebuilding, such date in the Estimate to be extended by the number of days the Lessee is actually delayed in performing such repair and rebuilding work due to causes and conditions beyond the control of the Lessee.

Section 10.       Indemnity

                  (a) Subject to the provisions of the Section of this Agreement entitled "Insurance", the Lessee shall indemnify and hold harmless the Port Authority, its Commissioners, officers, agents and employees from (and shall reimburse the Port Authority for the Port Authority's reasonable out-of-pocket costs or expenses including reasonable out-of-pocket legal expenses incurred in connection with the defense of) all claims and demands of third persons including but not limited to those for death, for bodily injuries, or for property damages, arising out of any default of the Lessee in performing or observing any term or provision of this Agreement, or out of the use or occupancy of the premises by the Lessee or by others with its consent, or out of any of the willful misconduct or negligent acts or omissions of the Lessee, its officers, members, employees, agents, representatives, contractors, customers, guests, invitees and other persons who are doing business with the Lessee or who are at the premises with the Lessee's consent where such willful misconduct or negligent acts or omissions are on the premises, or arising out of any willful misconduct or negligent acts or omissions of the Lessee, its officers, members, employees, agents, representatives and contractors where such willful misconduct or negligent acts or omissions are elsewhere at the World Trade Center (provided, that such negligent acts or omissions or willful misconduct of the Lessee's employees, agents, representatives and contractors while elsewhere at the World Trade Center occur while they are acting in such capacity) excepting only claims and demands to the extent the same result from the willful misconduct or negligent acts or omissions of the Port Authority, its Commissioners, officers, employees, agents, representatives, contractors, customers, guests or invitees where such willful misconduct or negligent acts or omissions are on the premises or to the extent such willful misconduct or negligent acts or omissions of the Port Authority, its Commissioners, officers, employees, agents, representatives, and contractors occur elsewhere at the World Trade Center.

                  (b) If so directed, the Lessee shall at its own expense defend any suit based upon any such claim or demand (even if such suit, claim or demand is groundless, false or fraudulent), and in handling such it shall not, without obtaining express advance permission from the General Counsel of the Port Authority, raise any defense involving in any way the jurisdiction of the tribunal over the person of the Port Authority, the immunity of the Port Authority, its Commissioners, officers, agents or employees, the governmental nature of the Port Authority or the provision of any statutes respecting suits against the Port Authority. In the event that an action to recover amounts based on any such claim or demand is commenced against the Port Authority, the Port Authority will notify the Lessee of such commencement, as soon as practicable after the service on the Port Authority of the papers commencing such action, and shall promptly forward copies of the papers commencing such action to the Lessee. Nothing in this Section shall be deemed to prohibit the Lessee from selecting its own counsel or utilizing counsel for the Lessee's insurer in connection with the Lessee's defense of any suit based on any claim or demand set forth in paragraph (a) of this

Section or be deemed to prohibit the Lessee from settling any such claim or demand so long as such settlement does not require any payment from the Port Authority or from any other indemnified party.

Section 11.       Ingress and Egress

                  (a) The Lessee solely for itself and for its Permitted Occupants and its and their officers, members, employees, agents, representatives, contractors, and such customers, guests and other business invitees shall have the right of ingress and egress between the premises, the Concourse Level of the World Trade Center and the streets outside the World Trade Center twenty-four (24) hours per day, three hundred sixty-five (365) days per year (except in case of emergency, casualty or causes or conditions beyond the control of the Port Authority) subject to such security arrangements and reasonable rules and regulations that may be imposed by the Port Authority from time to time, provided, such rules and regulations are imposed in accordance with the provisions of the Section of this Agreement entitled "Rules and Regulations". In addition such right shall be exercised by means of such corridors, lobbies, public areas and pedestrian or vehicular ways, and by means of such elevators, escalators or other facilities for movement of persons or property, to be used subject to all the provisions of this Agreement and in common with others having rights of passage and movement within the World Trade Center, as may from time to time be designated by the Port Authority for the use of the public, subject to the following provisions hereof. The use of any such facility, way or other area shall be subject to the rules and regulations of the Port Authority which are now in effect or which may hereafter be promulgated pursuant to the Section of this Agreement entitled "Rules and Regulations" for the safe and efficient operation of the World Trade Center. The Port Authority may, at any time, temporarily or permanently close, move, change or limit the use of, or consent to or request the closing, moving, changing or limitation of the use of, any such facility, way or any other area at or near the World Trade Center presently or hereafter used as such, so long as a reasonably comparable means of ingress and egress as provided above remains available to the Lessee and the common areas are maintained in a manner consistent with the manner in which they are maintained on the date of this Agreement. Nothing in the immediately preceding sentence shall be construed to diminish the Port Authority's obligations pursuant to the Section of this Agreement entitled "Services and Utilities". The Lessee shall not do or permit anything to be done which will interfere with the free access and passage of others to space adjacent to the premises or in any areas, streets, ways, facilities and walks near the premises. In addition thereto, the Lessee and its Permitted Occupants and its and their officers, members, employees, agents, representatives, contractors, customers, guests, members and others doing business with them, subject to the rules and regulations of the Port Authority which are now in effect or which may hereafter be promulgated pursuant to the Section of this Agreement entitled "Rules and Regulations" for the safe and efficient operation of the Facility, shall have the right to use the common areas of the Facility designated by the Port Authority for use by the general public during such times as the Port Authority permits the use of such common areas by the general public and by all tenants of the World Trade Center. The Lessee understands that the Port Authority shall have the right in its sole discretion to designate and redesignate from time to time which common areas at the Facility may be used by the general public and during which times they may be so used, provided, that nothing herein shall be construed to alter the provisions of the first sentence of this paragraph (a).

                  (b) Except when an  emergency  condition  renders  ingress and egress unsafe or impracticable, and subject to the provisions of the Section of this Agreement entitled "Force Majeure", the Lessee, its Permitted Occupants and its and their officers, members, employees, agents, representatives, contractors, and such customers, guests and other business invitees may exercise the right of ingress or egress provided in paragraph (a) of this Section, twenty-four (24) hours per day, three hundred sixty-five (365) days per year, provided, that the Lessee understands that reduced elevator service is available outside of normal business hours as set forth in the Section of this Agreement entitled "Services and Utilities" and that the Lessee and Permitted Occupants, officers, members, employees, agents, representatives, contractors, customers, guests and invitees may be subject to additional security checks outside of normal business hours. The Lessee acknowledges that the Port Authority and its contractors will be required to retain personnel to perform work and to provide utilities and services in the event that the Lessee shall use the premises outside of normal business hours, and for that reason imposes the charges for the use of freight elevator service and heating, ventilation and air-cooling outside of normal business hours set forth in the Section of this Agreement entitled "Services and Utilities". Except as expressly provided in paragraph (a) of the Section of this Agreement entitled "Services and Utilities" with respect to certain freight elevator service and except as provided in the last sentence of this paragraph (b), the Lessee hereby agrees to pay to the Port Authority the charges for the use of heat, ventilation and air-cooling services outside of normal business hours as set forth in the Section of this Agreement entitled "Services and Utilities" and the charges established by the Port Authority for freight elevator services outside of normal business hours, as such charges may be increased from time to time, as well as charges for any other services for which charges are in the future generally imposed by the Port Authority at the World Trade Center for usage outside of normal business hours, it being understood that the Lessee shall be required to pay such charges only when the specific services or utilities for which such charges are imposed have been requested or ordered by the Lessee, it being further understood that the Port Authority shall have no obligation to provide such services or utilities to the Lessee outside of normal business hours unless such are specifically requested by the Lessee, provided, that except as set forth in paragraph (f) of the Section of this Agreement entitled "Services and Utilities", the Port Authority will not impose a charge for the use outside of normal business hours of services which are on the date of this Agreement provided without charge during such periods, but nothing herein shall be deemed to prohibit the Port Authority from charging for new or additional services provided to the Lessee during such periods or from time to time increasing the existing charges imposed on existing services except to the extent specifically provided otherwise in the Section of this Agreement entitled "Services and Utilities". The Port Authority shall not impose a charge for the use of services outside of normal business hours in such manner as to discriminate against the Lessee.

Section 12.       Construction by the Lessee

                  (a) Except as provided in paragraphs (i) and (j) of this Section, the Lessee shall not erect any structures, make any modifications, alterations, additions, improvements, repairs or replacements or do any construction work on or to the premises, or install any fixtures in or on the premises (other than trade fixtures, removable without substantial injury to the premises) without the prior consent of the Port Authority, which shall not be arbitrarily and capriciously withheld, and the Port Authority shall not withhold such Consent except for reasons of safety, health, operational utility, impact on or compatibility of the proposed work on building systems, or other parts of the World Trade Center, or unless the proposed work, in the opinion of the Port Authority's Chief Engineer, acting in a non-arbitrary and non-capricious manner, shall fail to comply with (i) all governmental laws, ordinances, enactments, resolutions, rules and orders, including, without limitation, the enactments, ordinances, resolutions, and regulations of the City of New York and its various Departments, Boards and Bureaus that are applicable, or which would be applicable if the Port Authority were a private corporation, or (ii) all applicable requirements of the Port Authority's Tenant Construction Review Manual (hereinafter called the "Tenant Design Guide") issued by the

Port Authority Engineering Department dated March, 1984, revised March, 1990, together with Amendment No. 1 dated October 1990 (as the same may be further amended in a non-arbitrary and non-capricious manner prior to the date the Lessee submits its plans and specifications) (the foregoing requirements in clauses (i) and (ii) hereinafter in this Agreement called the "Standards"). Except as provided below in this paragraph (a), any construction, improvement, alteration, modification, addition, repair or replacement made by or on behalf of Lessee, whether prior to or during the term, shall become the property of the Port Authority (subject to Lessee's right to use the same during the term of this Agreement and, to remove, modify, alter, improve, repair or replace the same in connection with construction and installation work performed in accordance with this Section 12 or otherwise in connection with the performance of Lessee's rights and obligations under this Agreement, provided, that any such removal, modification, alteration, improvement, repair or replacement shall be made in accordance with the applicable provisions of this Agreement, including but not limited to this Section 12). Notwithstanding the foregoing, immediately upon notice from the Port Authority given at any time during the letting, the Lessee shall remove or change any of the same made or done by it without the Port Authority's consent (but only to the extent such consent was required hereunder), and in the case of any of the same made or done with the Port
Authority's consent, the Lessee if so required by notice from the Port Authority, shall remove or change the same on or prior to the expiration of the letting under this Agreement or within thirty (30) days after any earlier termination thereof, provided, that the Lessee shall not be required to remove or change any of the same made with the explicit consent of the Port Authority except for any security vaults, cafeterias, kitchens and other particular items which may be specified by the Port Authority in its approval of the Lessee's construction applications and which are not typically installed in an ordinary business office, which vaults, cafeterias, kitchens and other installations shall be removed by the Lessee, upon the expiration of the letting under this Agreement or within thirty (30) days after any earlier termination thereof, as provided in the Section of this Agreement entitled "Surrender" and all penetrations of the floor slabs, other than those for one set of inter-floor stairs connecting Area A and Area A-1 (which set, in case there are more than one, shall be the one which the Lessee has selected not to remove, as provided below), shall be repaired and restored, in the case of large openings, or capped or covered, in the case of electrical, plumbing and similar utility openings, as set forth in this Section, provided, further, that the Lessee shall not be required to remove or restore one set of inter-floor stairs connecting Area A and Area A-1 and constructed by it pursuant to this Section as part of its construction and installation work in Area A and Area A-1 (which set, in case there are more than one, shall be selected by the Lessee in its sole discretion). The Lessee shall not be required to remove the Bathroom Work, as defined in paragraph (m) of this Section, performed by it or to restore the restrooms shown in horizontal hatching on Exhibit A and Exhibit A-1 attached to this Agreement to their condition prior to the date of this Agreement at the expiration or termination of the letting under this Agreement. With respect to any modifications, additions, alterations, improvements, installations or construction made or done by the Port Authority at the request of the Lessee either prior to or during the term of the letting, the Lessee shall have the same obligations as provided above with respect to that made or done by the Lessee with the Port Authority's consent, provided, that the Lessee shall not be required to remove any modifications, additions, alterations, improvements, installations or construction performed by the Port Authority pursuant to the Section of this Agreement entitled "Port Authority Work". Any supplemental heating, ventilation and air conditioning equipment, computer/data processing equipment and raised flooring installed by or on behalf of the Lessee shall remain the property of the Lessee, and upon the Expiration Date, the same shall be removed from the premises by the Lessee and the Lessee shall repair and restore in a good and workmanlike manner to a condition which is customary for such removal in first class office buildings in the downtown area of Manhattan any damage to the premises or the Building caused by such removal, provided, that Lessee shall not be required to repair or restore any such damage to the premises if the Port Authority has determined that it intends to demolish said space and if on the Expiration Date such determination has not yet been made by the Port Authority then the Lessee shall have no obligation to repair or restore such damage on the Expiration Date and if the Port Authority determines subsequent to the Expiration Date not to demolish such space, the Lessee will pay the Port Authority within thirty (30) days after request the Port Authority's reasonable out-of-pocket costs to repair and restore such damage. Nothing in this paragraph (a) shall be deemed to prohibit the Lessee from removing, modifying, altering, improving, repairing or replacing the Lessee's furniture, equipment, trade fixtures and other personal property at any time during the term of the letting hereunder or upon the termination or expiration thereof so long as the Lessee shall repair any damage to the premises caused by such removal or other actions in accordance with the provisions of the preceding sentence and the following sentence. In the event that the Lessee removes electrical or plumbing fixtures, whether as part of its restoration work or otherwise, the Lessee shall cap all altered electrical and plumbing lines flush with walls, floors and ceilings.

                  (b) The Lessee has thoroughly examined and inspected the premises and agrees to take each Area "as is" in the condition it is in on the Commencement Date for that Area. Except as expressly provided otherwise herein, the Lessee acknowledges that it has not relied upon any representation or statement of the Port Authority or of its Commissioners, officers, agents or employees as to the suitability of the premises for the operations permitted thereon by this Agreement. Nothing in this paragraph (b) is intended, or shall be deemed, to release the Port Authority from its obligations to provide the services and utilities referred to the Sections of this Agreement entitled "Responsibilities of the Lessee" and "Services and Utilities" and in Schedule D attached hereto or from any of its other obligations expressly set forth in this Agreement. Except as set forth in the Sections of this Agreement entitled "Port Authority Work" and "Casualty", or specifically set forth elsewhere in this Agreement, the Port Authority shall have no obligation hereunder for finishing work or preparation of the premises for the Lessee's use. The Lessee agrees to perform at its sole cost and expense, except as set forth in paragraph (k) of this Section, or as expressly set forth elsewhere in this Agreement, all construction and installation work that it may require to finish off and decorate the premises. Without limiting the generality of the foregoing, the Lessee acknowledges that facilities for heat, ventilation and air cooling have heretofore been installed in the premises pursuant to a certain design configuration and the Port Authority makes no representations that such heat, ventilation and air cooling shall be adequate for the Lessee's needs, provided, that nothing herein shall be construed to relieve the Port Authority from providing heat, ventilation and air cooling in accordance with the specifications set forth in Schedule D.

                  (c)  Except  as  provided  in  paragraphs  (i) and (j) of this
Section, with respect to all modifications, alterations, additions, improvements, repairs, replacements or other construction or installation work proposed to be performed in or on the premises (hereinafter referred to as the "construction and installation work") the Lessee shall submit to the Port Authority for its approval (which approval shall not be withheld if the proposed work is in conformance with the Standards as determined by the Port Authority acting in a non-arbitrary and non-capricious manner) a Tenant Alteration (Construction) Application in the form (as such form may be amended from time to time during the term of the letting under this Agreement for use generally by office tenants at the Facility) annexed to this Agreement, hereby made a part hereof and marked "Exhibit C") setting forth in detail and by appropriate plans and specifications all of the construction and installation work the Lessee proposes to perform and the manner of and estimated time periods for performing such work. If the Port Authority arbitrarily and capriciously determines that work proposed to be performed by the Lessee pursuant to this Section 12 is not in conformance with the Standards and consequently withholds its approval with respect to such proposed work (including, without limitation, any arbitrary and capricious disapproval of the Lessee's plans and specifications) or if the Port Authority arbitrarily and capriciously determines pursuant to paragraph (d)(1) of this Section that work performed by the Lessee is not in accordance with the Standards and consequently refuses to issue a temporary or permanent permit to occupy the space where such work was performed or if the Port Authority arbitrarily or capriciously determines pursuant to paragraph (d)(2) of this Section that structural modifications or work involving connection of facilities, equipment, lines, wires, pipes or ducts to the Building systems is not in accordance with the Standards and consequently refuses to issue a consent to use and/or occupy a particular portion of the premises, then nothing in this
Section 12 shall be construed to prevent the Lessee from exercising any rights or seeking any remedies otherwise allowed to the Lessee at law or equity but nothing herein shall be deemed to create any rights or remedies in the Lessee that are otherwise not allowed at law or in equity. With respect to its initial construction and installation work in the premises or any portion thereof the Lessee may submit a separate construction application with respect to each Area but each construction application shall cover all of the construction and installation work proposed to be performed in such Area. In connection with the performance by the Lessee of its initial work in the premises or any portion thereof, there will be no charge imposed by the Port Authority for the filing of such Construction Application, the review of the Lessee's plans and specifications and inspection of the work except as specifically set forth in said Construction Application and if the Lessee elects the Professional Certification option set forth in Rider G of said Construction Application with respect to any such initial work then any charges for said filing review and inspection set forth in said Construction Application shall be deemed waived. The Lessee shall not be required to perform any portion of its construction and installation work during overtime periods or at overtime or premium pay rates except for core drilling and other noisy or objectionable work which is customarily required by landlords of first class office buildings containing no less than one million (1,000,000) rentable square feet in the downtown area of Manhattan to be performed during overtime periods. Except as provided in paragraphs (i) and (j) of this Section, no construction and installation work shall be commenced by the Lessee in any Area of the premises until the construction application and plans and specifications covering the work to be performed therein have been finally approved by the Port Authority, unless the Lessee elects to submit its plans using the Professional Certification option set forth in Rider G of such Construction Application, in which case such work may only be commenced as set forth in subparagraph (2) of paragraph (d) of this Section. In the event of any inconsistency between the provisions of this Agreement and the construction application, the provisions of this Agreement shall control. The Port Authority shall not charge any fees in connection with the Lessee's performance of the construction and installation work, the Port Authority's inspection of the construction and installation work or the Port Authority's issuance of any temporary or permanent permit to occupy and/or use the premises except for (i) the applicable fees set forth in the Construction Application for review of the Construction Application and the plans and specifications covering the construction and installation work, if the Lessee does not elect the option for Professional Certification provided in this Section, and (ii) the applicable fees and expenses charged to the contractor for hoisting and trash removal as provided in the Construction Application and for overtime freight elevator services as provided in the Section of this Agreement entitled "Services and Utilities". The data to be supplied by the Lessee shall describe in reasonable detail the fixtures, equipment and systems, if any, to be installed by the Lessee or, if already installed, to be modified by the Lessee, including those for the emission, handling and distribution of heat, air conditioning, domestic hot and cold water and electrical and other systems and shall show the proposed method of tying in the same to the utility lines or connections provided by the Port Authority either on or off the premises. The Lessee shall install in the premises all electrical distribution equipment required, including but not limited to, service switches, current transformer cabinets and, if the consumption and demand for electricity by the Lessee is to be metered, meter pans, suitable for the installation by the Port Authority of an electric meter or meters. Except as it may be specifically provided otherwise elsewhere in this Section, the Lessee shall be responsible at its sole expense for retaining all architectural, engineering and other technical consultants and services as may be reasonably required by the Port Authority taking into account the nature of the alteration, and for developing, completing and submitting detailed plans and specifications for the work in form and detail sufficient to enable the Port Authority to review the same in accordance with the provisions of this Section
12. The plans and specifications to be submitted by the Lessee to the Port Authority shall bear the seal of a qualified architect or professional engineer licensed in the State of New York, who shall be responsible for the administration of the work, and shall be in sufficient detail for a contractor to perform the work. The Lessee shall not engage any contractor unless and until each such contractor shall have been approved by the Port Authority. The Lessee shall include in each such contract or subcontract such provisions as are required to be included therein pursuant to the provisions of the Construction Application, provided, that such provisions do not expressly conflict with the provisions of this Agreement. The Port Authority hereby approves the contractors and the subcontractors selected by the Lessee and listed on the schedule annexed to this Agreement, hereby made a part hereof and marked "Schedule C" (the "Approved Contractor List") for the performance of the construction and installation work required to prepare the premises for the Lessee's initial occupancy (the "Lessee's initial construction and installation work"). In the event that subsequent to the completion of the Lessee's initial construction and installation work the Lessee is required or elects to perform any construction or installation work in the premises, the Port Authority, within five (5) business days of its receipt of a written request from the Lessee, shall advise the Lessee whether any of the contractors or subcontractors on the Approved Contractor List are not then approved for the performance of such work, and, if so, which ones (it being understood that the Port Authority will not remove any contractor or subcontractor from the List unless such contractor or subcontractor fails to meet the requirements set forth in clauses (i), (ii) or
(iii) below). In the event the Port Authority fails to advise the Lessee as to whether the status of those on the Approved Contractor List has changed and the nature of such change within five (5) business days after receipt of the Lessee's request therefor, all contractors and subcontractors on the Approved Contractor List shall be deemed to remain approved. The Lessee shall not engage any contractor or permit the use of any subcontractor not listed on the Approved Contractor List, or which the Lessee has been advised has been removed from the Approved Contractor List, unless and until each such contractor or subcontractor shall have been approved by the Port Authority as hereinafter provided. In considering the Lessee's requests for approval of contractors and subcontractors not listed on the Approved Contractor List, the Port Authority shall within five
(5) business days after receiving the Lessee's written request therefor, advise the Lessee of its approval or disapproval of the contractors and/or subcontractors proposed by the Lessee and shall not disapprove of a contractor or subcontractor unless such contractor or subcontractor (i) has been suspended, debarred, or otherwise disqualified from bidding or submitting a proposal on contracts by any governmental agency, (ii) has had a contract terminated by any governmental agency for breach of contract or any cause directly or indirectly related to an indictment or conviction, or (iii) unless the Port Authority, acting in a non-arbitrary and non-capricious manner, shall determine that such contractor or subcontractor will adversely affect or adversely interfere with the Port Authority's operation of the World Trade Center, or will cause or contribute to the causing of labor problems or labor disturbances thereat. In the event the Port Authority fails to respond to the Lessee's request for approval of a contractor or subcontractor not listed on the Approved Contractor List within five (5) business days after receipt of the request therefor, such contractor or subcontractor shall be deemed approved by the Port Authority.

                  (d) (1) Unless the Lessee shall elect the option for professional certification described in subparagraph (2) of this paragraph (d), the Port Authority will review each initial submission of a construction application and plans and specifications and forward its comments thereon in reasonable detail to the Lessee within twenty (20) days after the Port Authority's receipt of the same and will review and comment on any resubmissions of corrected, modified or amended plans and specifications within ten (10) days after the Port Authority's receipt of the same. Upon completion of the construction and installation work to be performed by the Lessee pursuant to the construction applications and the final plans and specifications forming a part thereof approved by the Port Authority, the Lessee shall deliver to the Port Authority a certificate signed by an authorized officer of the Lessee and a certificate signed by the Lessee's qualified architect or professional engineer, each certifying that the construction and installation work (other than "punch list" items not affecting health, safety, fire resistance or life safety systems) has been performed substantially in accordance with the construction applications and the final plans and specifications approved by the Port Authority and the applicable provisions of this Section and in compliance with all applicable governmental laws, ordinances, enactments, resolutions, rules, regulations and orders, including all such governmental laws, ordinances, enactments, resolutions, rules, regulations and orders that would be applicable if the Port Authority were a private corporation, and that all life safety items have been completed strictly in accordance with the same. Within five (5) business days after receipt of such certificates, the Port Authority shall (i) inspect the construction and installation work and (ii) if such work has been substantially completed as certified by the Lessee and its architect or engineer, deliver to the Lessee a temporary or permanent permit to occupy the premises or the applicable portion thereof in which such work is being performed, subject to the condition that all risks thereafter with respect to the construction and installation work and any liability therefor for negligence or other reason shall be borne by the Lessee or, if such work has not been so completed, deliver to the Lessee a statement setting forth in reasonable detail its reasons for not issuing such permit. If with respect to a Construction Application the Port Authority has failed to review the same or any resubmission of corrected, modified or amended plans and specifications with respect to such Construction Application or has failed to inspect the work performed by the Lessee pursuant to such Construction Application within the time periods set forth herein, then the total number of calendar days following the last day of the applicable review period for each submission or resubmission or inspection period with respect to such Construction Application through and including the day on which the Port Authority submits its approval or disapproval to the Lessee shall be deemed a "Delay Period". Subject to the provisions of the last sentence of this subparagraph (1), with respect to each Construction Application with respect to any construction work to be performed by the Lessee in any portion of the premises (including without limitation thereto any Additional Space added to the premises) the Port Authority shall grant the Lessee a credit against its basic rental and additional basic rental obligations next becoming due under this Agreement equal to the sum of:

                           (X) for each of the first thirty (30) days in the Delay Period, one hundred percent (100%) of the "daily rate of basic rental per rentable square foot" and one hundred percent (100%) of the "daily rate of additional basic rental per rentable square foot" (both as hereinafter defined) multiplied by the number of rentable square feet in the portion of the premises in which the Lessee is performing, or proposes to perform, work pursuant to such Construction Application;

                           (Y) for each of the next thirty (30) days in the Delay Period, one hundred fifty percent (150%) of the daily rate of basic rental per rentable square foot and one hundred fifty percent (150%) of the daily rate of additional basic rental per rentable square foot multiplied by the number of rentable square feet in the portion of the premises in which the Lessee is performing, or proposes to perform, work pursuant to such Construction Application; and

                           (Z) for each calendar day in the Delay Period thereafter, two hundred percent (200%) of the daily rate of basic rental per rentable square foot and two hundred percent (200%) of the daily rate of additional basic rental per rentable square foot multiplied by the number of rentable square feet in the portion of the premises in which the Lessee is performing, or proposes to perform, work pursuant to such Construction Application;

provided, that, in the case of any Construction Application for other than the initial construction and installation work to be performed in the premises, such sum shall be prorated by multiplying it by a factor (hereinafter called the "Cost Factor" for that Construction Application) equal to the lesser of (I) one
(1), or (II) a fraction, the numerator of which shall be the initial construction contract price for the work described in that Construction
Application, and the denominator of which shall be Three Million Two Hundred Fifty Thousand Dollars and No Cents ($3,250,000.00). For the purposes of this
Section 19, the terms "daily rate of basic rental per rentable square foot" and the "daily rate of additional basic rental per rentable square foot" shall be separately determined for each Delay Period and for each portion thereof during which the credit is calculated at a different daily rate and shall be determined by dividing either (i) the annual basic rental or the additional basic rental (as the case may be) in effect during each such period (provided, that if the basic rental or additional basic rental changes during any such period then the basic rental and additional basic rental shall be averaged based upon the number of days each such rental was in effect during such period) which basic rental or additional basic rental is applicable to the portion of the premises in which such work has been performed, or (ii) if no annual basic rental or additional basic rental is then payable with respect to the portion of the premises in which such work has been performed, the annual basic rental or the additional basic rental (as the case may be) first payable thereafter with respect to such portion of the premises, by the total number of rentable square feet as to which such annual basic rental or additional basic rental is payable and by dividing each of the quotients derived therefrom by three hundred sixty-five (365). Notwithstanding anything herein to the contrary, the Lessee shall not be entitled to a credit against its rental obligations hereunder nor shall the Port Authority be subject to any liability to the Lessee if the Port Authority fails to review any submission or resubmission of the Lessee's plans and specifications or fails to inspect or reinspect the work performed by the Lessee within the time periods for review and inspection set forth herein unless each such submission or resubmission of plans and specifications, or the certificates submitted by the Lessee and its qualified architect or professional engineer pursuant to this subparagraph (1) certifying substantial completion of the work, as the case may be, is accompanied by a conspicuous written statement (or, thereafter, such conspicuous written statement is given but the time periods for such review and inspection by the Port Authority for purposes of this sentence shall not commence until such conspicuous written statement is given to the Port Authority) on the front of such submission or resubmission from the Lessee setting forth (i) the number of days provided in this Section for the review by the Port Authority of such submission or resubmission as the case may be, of the Lessee's plans and specifications or the time period for inspection, as the case may be and (ii) the specific rent credits the Lessee will be entitled to for the Port Authority's failure to so review or inspect within the applicable time periods.

                  (2) In the event the Lessee elects the option for Professional Certification as described in Rider G of Exhibit C attached to this Agreement, then, notwithstanding the provisions of subparagraph (1) above the following provisions of this subparagraph (2) shall be applicable to the Port Authority's review of the Lessee's construction applications and plans and specifications. The Port Authority shall review each construction application and the complete plans and specifications forming a part thereof for purposes of determining the proposed construction and installation work's compliance with the Standards and shall forward its findings in reasonable detail to the Lessee and its licensed architect or engineer, within ten (10) business days after the Port

Authority's receipt of the construction application and the complete plans and specifications forming a part thereof. The Lessee may commence the construction and installation work set forth in the construction application and plans and specifications attached thereto on the tenth (10th) business day following the Port Authority's receipt of the construction application and such plans and specifications, whether or not the Lessee has received the Port Authority's findings, provided, that prior to commencing its construction and installation work in the premises the Lessee shall meet with the Assistant Director-Physical Facilities of the Port Authority's World Trade Department or his designee, provided, further, that the Lessee may not commence any structural modifications to be performed by it in the premises or connect any facilities, equipment, lines, wires, pipes or ducts installed or modified by the Lessee to the building systems providing services or utilities to the premises prior to the Lessee's receipt of the Port Authority's findings and, if, as part of its findings, the Port Authority has requested revisions or changes to the structural modifications or connections to such building systems proposed by the Lessee, the Lessee may not commence the structural modifications or the connections to building systems, or both, as the case may be, with respect to which the Port Authority has requested revisions or changes until the Lessee has submitted corrected plans and specifications for such structural modifications or such connections, or both, as the case may be, and the Port Authority has informed the Lessee that the Port Authority has no further comments on such corrected plans and specifications. The Port Authority will make the Assistant Director-Physical Facilities of its World Trade Department or his designee available to meet with the Lessee at the World Trade Center during normal business hours within three (3) business days after request by the Lessee and if the Assistant Director-Physical Facilities or his designee is not made so available the Lessee may commence its construction work to the extent the Lessee would be able to do so in accordance with the provisions of this subparagraph
(2) but for the failure to so meet with the Assistant Director-Physical Facilities or his designee. If revisions or changes to any structural modifications or connections to building systems to be performed by the Lessee in the premises are requested by the Port Authority in its findings on the Lessee's initial submission or on any resubmission requested by the Port Authority, the Port Authority will review and comment on any resubmissions of corrected, modified, revised or amended plans and specifications relating to such structural modifications or to such connections within five (5) days after such resubmissions are received by the Port Authority. If the Lessee shall revise any other aspects of its plans and specifications subsequent to its initial submission it may submit such revised plans and specifications to the Port Authority but the Port Authority shall have no obligation to review any revised plans and specifications submitted by the Lessee other than corrected plans and specifications, if any, relating to revisions and changes requested by the Port Authority to structural modifications or connections to building systems proposed by the Lessee. Subject to the provisions of the last sentence of this subparagraph (2), in the event that the Lessee elects the option for Professional Certification as described in said Rider G for work in any portion of the premises (including without limitation thereto any Additional Space added to the premises) which includes structural modifications or connections to building systems and the number of days actually required by the Port Authority for any review of plans and specifications relating to such structural modifications or connections to building systems shall exceed fifteen (15) business days, or shall exceed five (5) business days in case of resubmissions, then, for each of such calendar days in excess of such fifteen (15) business day or five (5) business day period, the Port Authority shall grant the Lessee a credit against its basic rental and additional basic rental obligations next becoming due under this Agreement equal to the sum of:

                           (Q) for each of the first thirty (30) such excess days, one hundred percent (100%) of the daily rate of basic rental per rentable square foot and one hundred percent (100%) of the daily rate of additional basic rental per rentable square foot (as such terms are defined in subparagraph (1) of this paragraph (d)) multiplied by the number of rentable square feet in the portion of the premises in which the Lessee is performing, or proposes to perform, work pursuant to such Construction Application;

                           (R) for each of the next thirty (30) such excess days, one hundred fifty percent (150%) of the daily rate of basic rental per rentable square foot and one hundred fifty percent (150%) of the daily rate of additional basic rental per rentable square foot multiplied by the number of rentable square feet in the portion of the premises in which the Lessee is performing, or proposes to perform, work pursuant to such Construction Application; and

                           (S) for each such excess calendar day thereafter, two hundred percent (200%) of the daily rate of basic rental per rentable square foot and two hundred percent (200%) of the daily rate of additional basic rental per rentable square foot multiplied by the number of rentable square feet in the portion of the premises in which the Lessee is performing, or proposes to perform, work pursuant to such Construction Application;

provided, that, in the case of any Construction Application for other than the initial construction and installation work to be performed in the premises, such sum shall be prorated by multiplying it by the Cost Factor for the work described in that Construction Application. If one or more of the Lessee's construction applications are selected by the Port Authority for complete construction document review as provided in paragraph 7 of Form G-2 of Rider G, such review shall be in addition to the review set forth above in this subparagraph (2), the Lessee may commence its construction and installation work as set forth above in this subparagraph (2) without regard to the performance of such complete construction document review and there shall be no rental credit if the Port Authority shall fail to deliver the findings of its complete construction document review of such construction application(s) within the time period set forth in paragraph 12 of Form G-1 of said Rider G, provided, however, that nothing herein shall be construed to deprive the Lessee of a rental credit as specifically provided above in this subparagraph (2) for the Port Authority's failure to review plans relating to structural modifications or connections to building systems within the time period provided above. All work to be performed by the Lessee pursuant to this subparagraph (2) shall be in accordance with the construction application and final plans and specifications submitted by the Lessee and certified by its architect as complying with all applicable codes and Port Authority technical standards as provided in Rider G and shall be subject to inspection by the Port Authority during the progress of the work and after the completion thereof. Upon substantial completion of the construction and installation work to be performed by the Lessee pursuant to the construction application and final plans and specifications forming a part thereof submitted by the Lessee pursuant to the provisions of this subparagraph (2), the Lessee shall deliver to the Port Authority a final certificate signed by an authorized officer of the Lessee and a final certificate signed by the Lessee's licensed architect or engineer who originally prepared and sealed the Lessee's plans and specifications, each certifying that the construction and installation work (other than "punch list" items not affecting health, safety, fire resistance or life safety systems) has been substantially performed in accordance with the construction application and the plans and specifications attached thereto and any revisions or modifications thereto submitted by the Lessee or its licensed architect or engineer and the provisions of this Section and in compliance with all applicable governmental laws, ordinances, enactments, resolutions, rules, regulations and orders, including all such governmental laws, ordinances, enactments, resolutions, rules, regulations and orders that would be applicable if the Port Authority were a private corporation as well as the Port Authority technical/design standards referred to in said Schedule G, and that all life safety items have been completed strictly in accordance with the same. Within five (5) business days after receipt of such certificates, the Port Authority shall (i) inspect the construction and installation work and (ii) if the structural modifications performed by the Lessee in the premises and the connections of facilities, equipment, lines, wires, pipes or ducts installed or modified by the Lessee to the building systems providing services or utilities to the premises were performed substantially in accordance with the Lessee's plans and specifications and any Port Authority findings delivered to the Lessee, deliver to the Lessee a consent to use and/or occupy the premises, and if such structural modifications or connections to such building systems were not performed substantially in accordance with such findings the Port Authority shall deliver to the Lessee a statement setting forth in reasonable detail its reasons for not certifying the construction and installation work as being finally completed. If the total number of days actually required by the Port Authority for inspection of the Lessee's construction and installation work in any portion of the premises (including without limitation thereto any Additional Space added to the premises) and delivery of such consent to use and/or occupy or delivery of such statement of non-certification, as the case may be, should be in excess of five
(5) business days, then for each calendar day in excess of such five (5) business day period the Port Authority shall grant the Lessee a credit against its basic rental and additional basic rental obligations next becoming due under this Agreement equal to the sum of:

                           (X) for each of the first thirty (30) such excess days, one hundred percent (100%) of the daily rate of basic rental per rentable square foot and one hundred percent (100%) of the daily rate of additional basic rental per rentable square foot (as such terms are defined in subparagraph (1) of this paragraph (d)) multiplied by the number of rentable square feet in the portion of the premises in which the Lessee has performed work pursuant to such Construction Application;

                           (Y) for each of the next thirty (30) such excess days, one hundred fifty percent (150%) of the daily rate of basic rental per rentable square foot and one hundred fifty percent (150%) of the daily rate of additional basic rental per rentable square foot multiplied by the number of rentable square feet in the portion of the premises in which the Lessee has performed work pursuant to such Construction Application; and

                           (Z) for each such excess calendar day thereafter, two hundred percent (200%) of the daily rate of basic rental per rentable square foot and two hundred percent (200%) of the daily rate of additional basic rental per rentable square foot multiplied by the number of rentable square feet in the portion of the premises in which the Lessee has performed work pursuant to such Construction Application;

provided, that, in the case of any Construction Application for other than the initial construction and installation work to be performed in the premises, such sum shall be prorated by multiplying it by the Cost Factor for the work described in that Construction Application. Subject to the provisions of the Sections of this Agreement entitled "Casualty" and "Insurance" the Lessee understands that if the Lessee elects to use the said Professional Certification option the Port Authority's inspection of the premises will be limited in scope and that, in any case, all risks thereafter with respect to all of the construction and installation work and any liability therefor for negligence or other reason shall be borne by the Lessee. The Lessee shall redo or replace at its own expense (to the extent necessary to comply with same) any work not done in accordance with all applicable governmental laws, ordinances, enactments, resolutions, rules, regulations and orders, including all such governmental laws, ordinances, enactments, resolutions, rules, regulations and orders that would be applicable if the Port Authority were a private corporation or not done substantially in accordance with the Port Authority technical/design standards referred to in said Rider G, and all life safety work not done strictly in accordance with the same. The Lessee hereby agrees that the granting of the rental credits pursuant to the provisions of this subparagraph (2) shall be the sole remedy available to the Lessee based upon the Port Authority's failure to review and to comment upon the Lessee's resubmission of the construction application(s) pursuant to the Professional Certification Option or to inspect the Lessee's construction and installation work performed thereunder and deliver the consent or the statement in the time periods provided for herein, provided, that this sentence shall not be deemed to limit or affect the second sentence of paragraph (c). Notwithstanding anything herein to the contrary, the Lessee shall not be entitled to any credit against its rental obligations pursuant to this subparagraph (2) nor shall the Port Authority be subject to any liability to the Lessee if the Port Authority fails to review any submission or resubmission of the Lessee's plans and specifications or fails to inspect or reinspect the work performed by the Lessee within the time periods for review and inspection set forth herein unless each such submission or resubmission of plans and specifications or the certificates submitted by the Lessee and its qualified architect or professional engineer certifying the substantial completion of the applicable work, as the case may be, is accompanied by a conspicuous written statement (or thereafter such conspicuous written statement is given but the time periods for such review and inspection by the Port Authority shall not commence until such conspicuous written statement is given to the Port Authority) on the front of such submission from the Lessee setting forth (i) the number of days provided in this Section for the review by the Port Authority of such submission or resubmission, as the case may be, of the Lessee's plans and specifications or the time period for inspection and (ii) the specific rent credits the Lessee will be entitled to for the Port Authority's failure to so review or inspect within the applicable time periods.

                  (e) Subject to the provisions of this Agreement entitled "Casualty" and "Insurance", the Lessee hereby assumes the risk of loss or damage to all of the construction and installation work performed by it prior to the completion of such work and the risk of loss or damage to all property of the Port Authority arising out of or in connection with the performance of the construction and installation work, excepting only loss and damage which result from willful misconduct or negligent acts or omissions done by the Port Authority, its Commissioners, officers, employees, agents, representatives and contractors with respect to the construction and installation work, provided, that for the purposes of this sentence such work shall be deemed to have been completed notwithstanding the fact that minor and insubstantial work not violating the Standards remains to be performed. Subject to the provisions of the Section of this Agreement entitled "Casualty" and "Insurance", in the event of such loss or damage, the Lessee shall forthwith repair and replace the construction and installation work and the property of the Port Authority without cost or expense to the Port Authority. The Lessee shall itself and shall also use its best efforts to require its contractors, and if required by the construction application, its qualified architect or professional engineer, to indemnify and hold harmless the Port Authority, its Commissioners, officers, employees, agents, representatives and contractors from and against all claims and demands, just or unjust, of third persons (including officers, employees, agents, representatives and contractors of the Port Authority) to the extent arising or alleged to arise out of the performance of the construction and installation work and for all reasonable out-of-pocket expenses, including without limitation thereto reasonable legal expenses incurred by it and by them in the defense, settlement or satisfaction thereof, including without limitation thereto, claims and demands for death, for bodily injury or for property damage, whether they arise from the acts or omissions of the Lessee or of any contractors of the Lessee, or agents or employees of the Lessee, excepting only claims and demands which result from willful misconduct or negligent acts or omissions done by the Port Authority, its Commissioners, officers, employees, agents, representatives and contractors with respect to the construction and installation work and except to the extent that such claims or demands are covered by workers compensation insurance maintained by the Port Authority, provided, however, that the Lessee shall not be required to indemnify the Port Authority where such indemnity would be precluded pursuant to the provisions of
Section 5-322.1 of the General Obligations Law of the State of New York. The provisions of paragraph (b) of the Section of this Agreement entitled

"Indemnity" shall be applicable to the foregoing indemnity. The Lessee shall, and shall use best efforts to cause each of its contractors and subcontractors to, obtain and maintain in force such insurance coverage, including without limitation a contractual liability endorsement covering the obligations assumed by the Lessee in the three (3) preceding sentences. Nothing in this paragraph
(e) is intended, or shall be deemed to increase, decrease or otherwise alter the obligations of the Lessee or the Port Authority in the event that the premises or the World Trade Center are damaged by a casualty, which obligations shall be as provided in the Sections of this Agreement entitled "Casualty" and "Insurance", except that the Port Authority shall not be required to repair or rebuild any alterations or improvements forming a part of the Lessee's construction and installation work damaged or destroyed by such casualty unless the Lessee's construction and installation work has been completed substantially prior to the occurrence of such casualty, provided, that for the purposes of this sentence such work shall be deemed to have been completed in its entirety notwithstanding the fact that minor and insubstantial work not involving the Standards remains to be performed. The Lessee shall not use or permit the use of any portion of the premises in which the Lessee's initial construction and installation work is being performed for any purpose whatsoever until it has received the permit to occupy referred to in subparagraph (1) of paragraph (d) of this Section or the consent to use and/or occupy referred to in subparagraph
(2) of said paragraph (d), as the case may be, with respect to such portion of the premises and the Lessee shall not use or permit the use of such portion of the premises even if such certificate or such consent is received with respect to a portion of such initial construction and installation work if any such certificate or consent states that such portion of the premises cannot be used until other specified portions of the construction and installation work are completed. In the event that the Lessee shall perform construction and installation work in a portion of the premises (including any Additional Space, as defined in the Section of this Agreement entitled "Additional Space", which shall become a part of the premises) subsequent to its commencement of operations in the premises, the Lessee may continue to use portions of the premises not affected by such construction and installation work subject to the Port Authority's approval, which approval shall not be arbitrarily and capriciously withheld by the Port Authority and which approval shall not be required for the Lessee to continue to use any portion of the premises, if any, located on a floor other than the floor on which such work is being performed. Upon completion of all of the construction and installation work in accordance with the construction applications and the final plans and specifications forming a part thereof finally approved by the Port Authority, the Lessee shall supply the Port Authority with (1) one (1) set of reproducible Mylar "as built" drawings together with a standard three and one-half inch (3-1/2") micro-floppy disk carrying a copy of such "as built" drawings in Auto-CAD version 14 format, in the case of the Lessee's initial construction and installation work in the premises, or in the computer aided design (CAD) system format reasonably requested by the Port Authority, in the case of any subsequent work or, (2) at the option of the Lessee, with twenty (20) sets of "as built" drawings.

                  (f) The Lessee shall be solely responsible for the plans and specifications used by it, and for the adequacy and sufficiency of such plans and specifications and all the improvements depicted thereon or covered thereby, regardless of the consent thereto or approval thereof by the Port Authority or the incorporation therein of any Port Authority requirements or recommendations. The Port Authority shall have no obligations or liabilities in connection with the performance of any construction and installation work performed by the Lessee or on its behalf or the contracts for the performance thereof entered into by the Lessee. The Lessee will use reasonable efforts to provide that any warranties extended or available to the Lessee in connection with the aforesaid work shall be for the benefit of the Port Authority as well as the Lessee.

                  (g) Subject to the provisions of paragraph (a) of this Section, title to and property in all construction and installation work and to all fixtures, equipment and systems installed pursuant to this Section (except for furniture, equipment, trade fixtures and other personal property) and any replacements thereof shall vest in the Port Authority upon the construction, installation or replacement thereof and the Lessee shall execute such necessary documents confirming the same as the Port Authority may reasonably require.

                  (h) Without limiting or affecting any other term or provision of this Agreement including, but not limited to, the provisions of paragraph (c) of the Section of this Agreement entitled "Maintenance and Repair", the Lessee shall be solely responsible for the design, adequacy and operation of all utility, mechanical, electrical, communications and other systems installed by the Lessee in the premises. Nothing set forth in this paragraph (h) is intended nor shall it be deemed to alter the obligations of the Lessee and the Port Authority in the event that the premises are damaged by a casualty, which obligations shall be as provided in the Sections of this Agreement entitled "Casualty" and "Insurance".

                  (i) Notwithstanding the provisions of paragraph (a) of this Section, and without otherwise limiting the generality thereof, the Lessee shall not be required to obtain the Port Authority's consent (and the Lessee shall not be required to submit a Construction Application) to perform decorating work, such as painting, wall papering and floor covering, including carpeting, (so long as the materials used meet Port Authority standards therefor), to perform minor installations of, or alterations in or to the Lessee's computer and communications cabling or to install or replace the furniture and furnishings located in the interior portions of the premises, provided, that, the Lessee shall deliver to the Port Authority within fifteen (15) days' following the completion of the work a full and detailed statement describing the work it performed pursuant to this paragraph, setting forth a description of each item of furnishings (including without limitation thereto any furniture whose composition, construction or use may affect health, safety, fire resistance or life safety systems and excluding that furniture whose composition, construction or use does not affect health, safety, fire resistance or life safety systems), and the specifications of all cabling, paint and wallpaper in such detail as may permit the Port Authority to make a determination as to whether the requirements hereinafter set forth in this paragraph have been met, and accompanied by a written certification subscribed by an authorized officer of the Lessee (or a licensed architect or engineer on behalf of the Lessee, the Lessee to be bound by such certification with the same force and effect as if such certification had been executed by the Lessee) that: (1) no part of the work which the Lessee performed affected the structure of the building, or affected, modified or attached to the automatic sprinkler system, fire alarm system or other life safety systems forming a part of the building in which the premises is located;
(2) no part of the work which the Lessee performed affected, modified or attached to any portion of any utility or other system located at the World Trade Center; (3) all of the work which the Lessee performed is in conformance with all applicable governmental laws, rules and regulations, including all governmental laws rules, and regulations which would be applicable if the World Trade Center were under private ownership, and with the requirements and criteria set forth in the World Trade Center-Tenant Design-Guide in effect at the time of the commencement of the work (copies of which shall be available at the Lessee's request from time to time at the offices of the Port Authority); and (4) the work which the Lessee performed is of such a nature that if the World Trade Center were under private ownership no aspect of the work would require filing of plans with or other approval by the Buildings Department of the City of New York, provided, further, that Lessee's failure to deliver such certification with respect to any work shall not constitute a default under this Agreement unless Lessee fails to deliver the same within fifteen (15) days after request by the Port Authority. In the event that upon inspection of the work the Port Authority shall determine that the requirements set forth in this paragraph have not been met, the Lessee shall promptly perform such acts as shall be necessary to meet such requirements, including without limitation thereto redoing or replacing the work performed, all at the Lessee's sole cost and expense. In connection with review by the Port Authority of any work performed by the Lessee pursuant to this paragraph the Lessee shall submit to the Port Authority, at the Port Authority's request, such additional data, detail or information as the Port Authority may reasonably determine to be necessary for such review. Nothing contained herein shall affect the Lessee's obligation to obtain the Port Authority's consent to the performance of any work other than as to those items described in this first sentence of this paragraph (i).

                  (j) In the event the Lessee elects to perform any work other than that described in the first sentence of paragraph (i) of this Section 12, and the work which the Lessee proposes to perform involves only minor changes to the non-structural interior portions of the premises, and the work which the Lessee proposes to perform is of such a nature that if the World Trade Center were under private ownership no aspect of the work would require filing of plans with or other approval by the Buildings Department of the City of New York, the Port Authority's written approval shall not be required prior to commencement of such work by the Lessee and notwithstanding the provisions of paragraph (c) of this Section, the Lessee need not submit a construction application covering such work, provided, that no later than ten (10) days prior to the commencement of the work (hereinafter in this paragraph (j) called the "Notice Period") the Lessee shall deliver to the Port Authority the plans and specifications covering the work it proposes to perform pursuant to this paragraph, or, in the absence of such plans and specifications, a written description of the work, accompanied by a written certification subscribed by an authorized officer of the Lessee or the Lessee's licensed architect or engineer that: (1) no part of the work which the Lessee proposes to perform affects the structure of the building, or affects, modifies or attaches to the building's automatic sprinkler system, fire alarm system or other building life safety systems; (2) no part of the work which the Lessee proposes to perform affects, modifies or attaches to the point of connection of the Lessee's utility or other systems to the Building's systems; and (3) all of the work which the Lessee proposes to perform is in conformance with the requirements and criteria set forth in the World Trade Center-Tenant Design-Guide in effect at the time of the submission of the Lessee's plans and specifications or written description, and, provided, further, that such plans and specifications, or written description, are in such detail as may permit the Port Authority to make a determination as to whether the requirements set forth in this paragraph are met. In connection with the review by the Port Authority of the Lessee's plans and specifications, or description, covering the proposed work the Lessee shall submit to the Port Authority, at the Port Authority's request, such additional data, detail or information as the Port Authority may reasonably determine to be necessary for such review. In the event the Port Authority at any time acting in a non-arbitrary  and  non-capricious  manner  determines  that the work the Lessee proposes to perform, notwithstanding the provisions of this paragraph (j), requires the prior written approval of the Port Authority, then and notwithstanding the fact that the Port Authority did not respond to the Lessee within the Notice Period with respect to the Lessee's plans and specifications or written description, as the case may be, (i) if such work has not commenced the Port Authority may direct the Lessee not to commence such work or (ii) if such work has commenced, the Port Authority may direct the Lessee to cease performance thereof until the Lessee in accordance with the provisions of paragraph (c) of this Section, including the submission of a construction application to the Port Authority, obtains the prior approval of the Port Authority for such work (or until such dispute is resolved in the Lessee's favor) and the Port Authority may direct the Lessee at its cost and expense to redo and replace such work as has been so performed by the Lessee to the extent such work is not in compliance with the Standards. In the event that the Port Authority pursuant to the provisions of the preceding sentence acted arbitrarily and capriciously in determining that the work the Lessee proposed to perform required prior Port Authority approval and the Port Authority as a result of such arbitrary and capricious determination directed the Lessee pursuant to the preceding sentence either to not commence such proposed work or if such work had commenced, directed the Lessee to cease performance thereof and/or to replace or redo any such work, then nothing herein shall be construed to prevent the Lessee from exercising any rights or seeking any remedies otherwise allowed to the Lessee at law or in equity but nothing herein shall be deemed to create any rights or remedies in the Lessee that are otherwise not allowed at law or in equity.

                  (k) The Port Authority, in connection with the Lessee's performance of the initial construction and installation work in the premises will pay to the Lessee an amount equal to the lesser of (1) the Lessee's cost (as such term is defined in this Section) of such construction and installation work performed in the premises or (2) the sum of Four Million Five Hundred Two Thousand Three Hundred Thirty-five Dollars and No Cents ($4,502,335.00) (such lesser amount being hereinafter referred to as the "Lessee's Finishing Work Allowance"), provided, that prior to the Area A-1 Commencement Date the Lessee's Finishing Work Allowance shall equal the lesser of the Lessee's cost of performing the initial construction and installation work in Area A, or Two Million Two Hundred Sixty-three Thousand Eight Hundred Forty Dollars and No Cents ($2,263,840.00), or, in the event that the Area A-1 Commencement Date shall occur prior to the Area A Commencement Date, then prior to the Area A Commencement Date the Lessee's Finishing Work Allowance shall equal the lesser of the Lessee's cost of performing the initial construction and installation work in Area A-1, or Two Million Two Hundred Thirty-eight Thousand Four Hundred Ninety-five Dollars and No Cents ($2,238,495.00). The Lessee's Finishing Work Allowance will be paid to the Lessee as follows: On or about the 10th day of the calendar month following the calendar month in which the Lessee's cost of performing the initial construction and installation work in the premises actually paid by the Lessee exceeds One Hundred Thousand Dollars and No Cents ($100,000.00) and on the 10th day of each calendar month thereafter during the period of performance of such construction and installation work in which the Lessee's cost of performing such construction and installation work not covered by a certificate previously submitted by the Lessee exceeds One Hundred Thousand Dollars and No Cents ($100,000.00), the Lessee shall deliver a certificate to the Port Authority signed by a responsible officer of the Lessee which shall certify as follows:

                           (V) the amount of all payments made by the Lessee since the commencement of the initial construction and installation work in the premises or since the delivery of the last such certificate, as the case may be, which are properly includible in the Lessee's cost of performing the initial construction and installation work in the premises pursuant to the provisions of this Agreement, and the Lessee's cost of the initial construction and installation work for which such payments were made;

                           (W) the cumulative amount of all payments made by the Lessee which are properly includible in the Lessee's cost of performing the initial construction and installation work in the premises pursuant to the provisions of this Agreement, from the commencement of such work to the date of such certificate, and the Lessee's cost of the initial construction and installation work, from the commencement of such work to the date of such certificate;

                           (X) that the portion of the Lessee's initial construction and installation work performed by the Lessee since the last such certificate (or since the commencement of the initial construction and installation work, in the case of the first such certificate) and covered by such certificate has been performed in accordance with the terms of this Agreement and the construction application or applications covering that portion of the initial construction and installation work; and

                           (Y) that attached to such certificate are copies of cancelled checks or other evidence of payment satisfactory to the Port Authority for all amounts certified in such certificate as having been by paid the Lessee since the last such certificate (or since the commencement of the initial construction and installation work, in the case of the first such certificate).

Within twenty (20) days after the delivery of each such officer's certificate by the Lessee, the Port Authority shall pay to the Lessee the lesser of (1) the amount certified by the Lessee in such certificate as paid, or (2) the amount constituting the Lessee's cost of performing the initial construction and installation work in the premises certified by the Lessee in such certificate as performed in the period covered by such certificate, less ten percent (10%) thereof, provided, that the total of such periodic payments made by the Port Authority shall not exceed ninety (90%) of the Lessee's Finishing Work Allowance, determined at the time of the making of each payment. Without in any way limiting the effect of the proviso to the first sentence of this paragraph
(k), which limits the Lessee's Finishing Work Allowance in the event only one of the Area A Commencement Date or the Area A-1 Commencement Date has occurred prior to a payment of the Lessee's Finishing Work Allowance, once both such Commencement Dates have occurred the entire Lessee's Finishing Work Allowance may be used to reimburse the Lessee for payments of the Lessee's cost of the initial construction and installation work performed in either Area of the premises and in any proportion between such Areas as the Lessee in its sole discretion elects, so long as such work is actually performed in the premises. Upon completion of all of the initial construction and installation work in the premises or an Area (in the event such work is completed in one Area prior to its completion in the premises) in accordance with the construction application or application covering such work and receipt by the Port Authority of the certificates of the Lessee and the Lessee's qualified architect or professional engineer described in subparagraph (1) of paragraph (d) of this Section, the Lessee shall deliver to the Port Authority a full statement of the Lessee's cost thereof, certified by a responsible officer of the Lessee. After examination and approval of such certified statement and after such further examination of the records and books of account of the Lessee relating to the initial construction and installation work as the Port Authority may reasonably require, the Port Authority will finally determine the "Lessee's cost" of the construction and installation work performed in the premises or such Area, as the case may be, and the amount of the Lessee's Finishing Work Allowance (at the time of such determination), and if such final determination discloses that the amounts previously paid by the Port Authority pursuant to this paragraph (k) exceed the Lessee's Finishing Work Allowance, at that time, the Lessee shall repay to the Port Authority the amount of such excess within ten (10) business days of its receipt of notice from the Port Authority setting forth the amount thereof; if the final determination discloses that a part of Lessee's Finishing Work Allowance (determined at that time) remains unpaid, including without limitation thereto any portion of the ten percent (10%) deductions made in connection with the prior periodic payments of such Lessee's Finishing Work Allowance, the Port Authority will pay the same to the Lessee within thirty (30) business days after the date of the said final determination and in the event that the sum of such periodic payments and all other payments of the Lessee's Finishing Work Allowance is less than Four Million Five Hundred Two Thousand Three Hundred Thirty-five Dollars and No Cents ($4,502,335.00) (or, in the event that the letting of Area A-1 has been cancelled pursuant to the provisions of paragraph
(b) of the Section of this Agreement entitled "Term", Two Million Two Hundred Sixty-three Thousand Eight Hundred Forty Dollars and No Cents ($2,263,840.00), or, in the event that the letting of Area A has been cancelled pursuant to the provisions of said paragraph (b), Two Million Two Hundred Thirty-eight Thousand Four Hundred Ninety-five Dollars and No Cents ($2,238,495.00)), then the excess of such dollar amount over such sum shall be credited by the Port Authority against the Lessee's rental obligations first becoming due. For the purposes of this paragraph, and to the extent permitted by sound accounting practice the "Lessee's cost" as used herein shall mean the sum of (i) direct labor and material costs, (ii) contract costs (including without limitation thereto the fees of the Lessee's construction manager and additional costs permitted under the general conditions of such construction contracts) for the purchase and installation of fixtures, equipment and other finishing and decorating work, including without limitation thereto the cost of purchasing and installing computer and communications cabling in the premises and (iii) the cost of engineering, architectural, planning and design services performed in connection with the construction and installation work provided that the total of such items shall not exceed twenty percent (20%) of the total of the Lessee's cost. For all purposes of this Section, the Lessee's cost of any construction and installation work shall include not only the portion of the cost of such work payable over the course of its performance but also any portion of such cost retained by the Lessee or the Port Authority, as the case may be, and payable subsequent to the completion of all such work. In no event whatsoever shall the "Lessee's cost", as defined and computed in subdivisions (i), (ii) and (iii) above, include any expenses, outlays or charges whatsoever by or for the account of the Lessee for or in connection with any equipment or fixtures, or the making of any finishing or decorating work, unless such are actually and completely installed in and or made to the premises, nor include the cost of any equipment, fixtures or improvements which is secured by liens, mortgages, other encumbrances or conditional bills of sale. Without limiting the generality of the foregoing, it is specifically understood that payments to employees of the Lessee, administrative, financing or other overhead charges of the Lessee in connection with the work, whether or not allocable to such work by the Lessee's accounting practices, and payments made to persons, firms or corporations which own any of the outstanding shares of the capital stock and voting rights of the Lessee or any of whose outstanding shares of capital stock and voting rights are owned by the Lessee or any persons, firms or corporations any of whose outstanding shares of capital stock or voting rights are owned by the same persons, firms or corporations which own any of the outstanding shares of the capital stock and voting rights of the Lessee shall not constitute items of the "Lessee's cost" hereunder. For a period of three (3) years following completion of the construction and installation work, the Lessee shall maintain at the Lessee's address first set forth in this Agreement and in accordance with sound accounting practice books and records of account pertaining to the Lessee's cost of the construction and installation work performed in the premises. The Lessee shall permit the Port Authority by its agents, employees and representatives during normal business hours upon reasonable notice to examine and audit and copy the records and other documentation of the Lessee which pertain to and will substantiate the Lessee's cost. In lieu of such examination, at the option of the Port Authority and at its request, the Lessee shall deliver copies of such records to the Port Authority, without cost to the Port Authority.

                  (l) In any instance in this Section 12 where the provisions hereof require submission of certificates from an authorized officer of the Lessee and the Lessee's licensed architect or engineer then the Lessee, in lieu of its own certificate, may deliver to the Port authority the certificate of the Lessee's licensed architect or engineer together with a statement signed by the Lessee stating that the statement of the Lessee's licensed architect or engineer is being delivered by such licensed architect or engineer as an authorized representative of the Lessee as well as in the capacity of licensed architect or engineer, and that the Lessee agrees to be bound by such certificate with the same force and effect as if the certificate had been executed by the Lessee.

                  (m) As part of its initial construction and installation work in the premises, the Lessee will perform such work as shall be necessary to put the existing public restrooms located in the premises and shown in horizontal hatching on Exhibit A and Exhibit A-1 attached hereto in compliance with the applicable provisions and implementing regulations of the ADA (as hereinafter defined) and to put all such restrooms in good working condition, including without limitation thereto the replacement of all cracked tiles, the acid washing of grout, the replacement all broken fixtures and all ceiling tiles, and the repainting of all partitions, all such work being hereinafter referred to as the "Bathroom Work". Upon the completion of the Bathroom Work in each Area and the receipt by the Port Authority of the certificates of the Lessee and the Lessee's qualified architect or engineer described in subparagraph (1) of paragraph (d) of this Section with respect to the Area in which such bathroom is located, the Port Authority shall pay to the Lessee an amount equal to the product obtained by multiplying Twenty-seven Thousand Five Hundred Dollars and No Cents ($27,500.00) by the number of bathrooms in that Area in which the Bathroom Work has been performed by the Lessee. The payments made to the Lessee pursuant to this paragraph (m) shall be in addition to the payments of the Lessee's Finishing Work Allowance described in paragraph (k) of this Section and to the payments made pursuant to the provisions of paragraph (n) of this Section and no part of the cost of performing the Bathroom Work in any Area shall form a part of the Lessee's cost of its initial construction and installation work in the premises.

                  (n) The Lessee will perform in each Area of the  premises,  as part of its initial construction and installation work, the demolition work to be performed by the Port Authority in any Additional Space as set forth in subparagraphs (1), (4) and (5) of paragraph (b) of the Section of this Agreement entitled "Port Authority Work", shall also remove the existing sprinkler loop and all floor mounted electrical boxes ("doghouses" or "aftersets") as part of its demolition work in each Area, and shall also install appropriate soundproofing material around the elevator machine room in Area A-1 shown in white on Exhibit A-1 attached to this Agreement, and the cost of all such work shall form a part of the Lessee's cost of its initial construction and installation work in the premises. The Port Authority and the Lessee hereby acknowledge that their respective contractors will be performing work in the premises at the same time pursuant to this paragraph (n) and to paragraph (b) of the Section of this Agreement entitled "Port Authority Work" and each agrees to use reasonable efforts to have their respective contractors cooperate with each other in the performance of their respective work in order to prevent delays in the performance of such work and the occupancy of each Area of the premises. There shall be no charge for connecting or activating the sprinkler loop to be installed by the Port Authority pursuant to said Section.

Section 13.       Signs

                  (a) Except with the prior consent of the Port Authority, the Lessee shall not erect, maintain or display any signs, advertising, posters or similar devices at or on the exterior parts of the premises or in the premises so as to be visible through the windows, glass walls or exterior doors thereof. Upon the expiration or termination of the letting, the Lessee shall remove, obliterate or paint out, as the Port Authority may direct, any and all signs and advertising, posters or similar devices, and in connection therewith shall restore the area affected to the same condition as at the commencement of the letting.

                  (b) The Lessee and its Permitted Occupants shall be entitled in the aggregate (1) to the use of one (1) building standard line for each one thousand (1,000) rentable square feet contained in the premises as set forth in Schedule A (or Schedule A-1 as the case may be) attached hereto, such lines to be located on the main building directory maintained in the lobby of the Building, and (2) to the use of one (1) building standard line to be located on the directory, if any, maintained in the sky lobby on the seventy-eighth (78th) floor of the Building. The Port Authority will initially supply imprinted lines for such purpose without charge. The Lessee shall pay the Port Authority for all replacement imprinted lines at the Port Authority's standard rates for such lines in effect from time to time. In the event the Port Authority installs a computerized Building directory in the Lobby of the Building, it being understood that the Port Authority shall have no obligation to do so, then the Lessee and its Permitted Occupants shall be entitled to listing thereon without limitation and without cost but such listings shall be limited to the employees, officers, directors, partners, members or other owners of the Lessee and its Permitted Occupants located in the World Trade Center.

Section 14.       Injury and Damage to Person or Property

                  Except as otherwise expressly provided in this Agreement and subject to the provisions of the Section of this Agreement entitled "Casualty" and "Insurance", the Port Authority shall not be liable to the Lessee or anyone claiming through the Lessee for any bodily injury, death or property damage from falling material, water, rain, hail, snow, gas, steam, dampness, explosion, smoke, radiation and/or electricity, whether the same may leak into or fall, issue or flow from any part of the premises or of the World Trade Center, including without limitation thereto any utility, mechanical, electrical, communication or other systems therein, or from any other place or quarter except to the extent said damage, injury or death shall be due to the willful misconduct or negligent acts or omissions of the Port Authority, its Commissioners, officers, employees, agents, representatives and contractors or the failure of the Port Authority to perform obligations expressly undertaken by it as set forth in this Agreement. Notwithstanding the foregoing provisions of this Section, the Lessee covenants and agrees that (a) any rights of the Lessee to make a claim against the Port Authority as contemplated herein shall be subject to the waiver of subrogation provisions set forth in the Section of this Agreement entitled "Liability Insurance" and (b) in no event shall the Lessee be entitled to make a claim for consequential, indirect or special damages pursuant to this Section.

Section 15.       Additional Rent and Charges

                  (a) If the Lessee shall fail or refuse to perform any of its obligations under this Agreement (including, without limitation, any act or negligent omission contrary to such obligation) after notice and the expiration of any applicable cure period (provided that if no notice or grace period is expressly set forth in this Agreement, thirty (30) days shall be deemed to be the applicable notice and grace period except in case of emergency in which case the Port Authority shall give such notice as is practicable) the Port Authority, in addition to all other remedies available to it, shall have the right (but shall not be obligated to) to perform any of the same after ten (10) days' notice, except in the case of an emergency, in which event the Port Authority shall give such oral notice as may be practicable and the Lessee shall pay the Port Authority's cost thereof within thirty (30) days after demand therefor, provided, however, that if the Lessee has actually commenced to perform the obligations set forth in the Port Authority's notice prior to the date the Port Authority enters the premises to perform the same and diligently continues to completion the performance of such obligation (subject to causes and conditions beyond the control of the Port Authority), the Port Authority shall not perform the same and, provided, further, however, that if the Lessee has diligently commenced to perform whatever may be required to fulfill its obligation under this Agreement and such obligation is not capable of being cured with diligent performance within said thirty (30) day grace period then such thirty (30) day period shall be extended until the Lessee has fulfilled such obligation provided the Lessee diligently continues such performance until such fulfillment subject to causes and conditions beyond its control. If the Port Authority has paid any sum or sums or has incurred any obligations, expense or cost which the Lessee has expressly agreed to pay or reimburse the Port Authority for, or if the Port Authority is required or elects to pay any sum or sums or incurs any obligations, expense or cost pursuant to this paragraph (a) by reason of the failure, neglect or refusal of the Lessee to perform or fulfill any one or more of the conditions, covenants or agreements contained in this Agreement, including reasonable legal expenses or costs in connection with any actions or proceeding brought by the Port Authority against the Lessee or by third parties against the Port Authority, the Lessee agrees to pay the sum or sums so paid or the expense and the Port Authority's cost so incurred, including all interest costs, damages and penalties, and the same may be added to any installment of rent thereafter due hereunder and each and every part of the same shall be and become additional rent, recoverable by the Port Authority in the same manner and with like remedies as if it were originally a part of the basic rental as set forth in the Section of this Agreement entitled "Basic Rental".

                  (b) "Cost" or "costs" of the Port Authority in this Agreement shall mean and include (1) actual in-house costs incurred by the Port Authority;
(2) cost of materials,  supplies and equipment used (including  rental thereof);
(3) payments to contractors; and (4) any other reasonable out-of-pocket costs.

Section 16.       Rights of Entry Reserved

                  (a) The Port Authority, by its officers, employees, agents, representatives and contractors shall have the right during normal business hours, and, except in case of an emergency (in which event the Port Authority shall give such oral notice as is practicable), and upon reasonable written notice (which if given to a management level employee may be given orally other than entry to perform work) to enter upon the premises for the purpose of inspecting the same, for observing the performance by the Lessee of its obligations under this Agreement, and for the doing of any act or thing which the Port Authority may be obligated or have the right to do under this Agreement or as a matter of law subject to the provisions of paragraph (b) below.

                  (b) Without limiting the generality of the foregoing, and subject to the further provisions hereof, the Port Authority, by its officers, employees, representatives and contractors, shall have the right, for its own benefit, for the benefit of the Lessee or for the benefit of others at the World Trade Center, to maintain initially existing and future utility, mechanical, electrical, communication and other systems or portions thereof on the premises, and to enter upon the premises at reasonable times and upon reasonable written notice to make such repairs, alterations and replacements as may, in the opinion of the Port Authority, be deemed necessary or advisable and, from time to time, to construct or install over, in, under or through the premises new lines, pipes, mains, wires, conduits, equipment and other such provided that it is not practicable to use space in the building core or shaft to perform such work; and to use the premises for access to other portions of the World Trade Center not otherwise conveniently accessible; and to take all material into and upon the premises that may be required for such repairs, alterations and replacements; provided, however, that in connection with such repair, alteration, replacement, construction or access or in connection with any other access, maintenance, repair, alteration, replacement or construction the Port Authority may be obligated to perform after the date the Lessee has completed its initial work in the premises as set forth in the Section of this Agreement entitled "Certain Obligations of the Port Authority", as set forth in the Section of this Agreement entitled "Port Authority Work" or which may be expressly set forth elsewhere in this Agreement, the Port Authority shall use reasonable efforts to minimize interference to the extent practicable with the Lessee's use and occupancy of the premises, including performance of such work other than during normal business hours to the extent required under paragraph (l) of this Section, and taking commercially reasonable steps to maintain a clean work site and to minimize the area of the premises occupied by any such material brought into the premises in connection with such repairs, alterations and replacements. Upon the completion of any work described in this paragraph
(b), the Port Authority will repair any damage to the premises caused by such work and will restore the premises to substantially the condition existing prior to the commencement of such work. Notwithstanding the provisions of paragraph
(g) of this Section and without otherwise limiting the generality thereof, in the event that the rentable square footage of the premises shall be diminished permanently by any new installation installed by the Port Authority pursuant to this paragraph (b), rental shall be abated in accordance with the Section of this Agreement entitled "Abatement of Rental", provided, that the Port Authority shall use all commercially reasonable efforts to avoid diminishing the usable area of the premises by more than an immaterial amount and in no event shall diminish the area of the premises by more than one hundred (100) rentable square feet.

                  (c) In the event that any property of the Lessee shall obstruct the access of the Port Authority, its employees, agents or contractors to any of the existing or future utility, mechanical, electrical, communication and other systems (and there is no other practicable means of access thereto) and thus shall interfere with the inspection, maintenance, repair or modification of any such system, the Lessee shall move such property as requested by the Port Authority (provided, that the Port Authority will reimburse the Lessee for any reasonable out of pocket costs to remove and replace such property), in order that access may be had to the system or part thereof for its inspection, maintenance, repair or modification.

                  (d) Except as specifically provided elsewhere in this Agreement, nothing in this Section shall or shall be construed to impose upon the Port Authority any obligations to construct or maintain or to make repairs, replacements, alterations or additions which the Port Authority has the right to make, whether pursuant to this Section or otherwise, or shall create any liability for any failure so to do. From and after the commencement date of the letting of any Area hereunder and prior to the expiration or termination of the letting under this Agreement or to any re-entry of the Port Authority (other than pursuant to this Section) the Lessee is and shall be in exclusive control and possession of such Area of the premises and, subject to the sections of this Agreement entitled "Casualty" and "Insurance", the Port Authority shall not in any event be liable to the Lessee or anyone claiming through the Lessee for any injury or damage to any property or to any person happening on or in the premises nor for any injury or damage to the premises nor to any property located therein or thereon of the Lessee or of any other person claiming through the Lessee (other than to the extent occasioned by the willful misconduct or negligent acts or omissions of the Port Authority, its Commissioners, officers, agents, employees, representatives and contractors). Without limiting the generality of the foregoing or of any express provision of this Agreement, nothing in this paragraph (d) or in this Agreement is intended to create any third-party beneficiary of this Agreement or to create any obligation of the Port Authority to the Lessee's officers, members, employees, agents, representatives, contractors, customers, guests or invitees or to any other person or organization not a party to this Agreement.

                  (e) At any time and from time to time during normal business hours upon reasonable prior notice within the six (6) months next preceding the expiration of the letting, as it may have been extended from time to time, whether pursuant to this Agreement or otherwise, the Port Authority, by its agents and employees, whether or not accompanied by prospective lessees, occupiers or users of the premises, shall have the right, at all reasonable times during normal business hours and upon reasonable oral notice to a management level employee, to enter thereon for the purpose of exhibiting and viewing all parts of the same.

                  (f) In exercising the rights set forth in this Section 16, the Port Authority, its Commissioners, employees, agents or contractors shall at all times conduct themselves in a manner consistent with customary practices in first class office buildings.

                  (g) The exercise of any or all of the foregoing rights by the Port Authority or others set forth in this Section in accordance with the provisions thereof shall not be or be construed to be an eviction of the Lessee nor be made the grounds for any abatement of rental or any claim or demand for damages, consequential or otherwise, except as expressly provided in this Section or expressly provide elsewhere in this Agreement.

                  (h) The Lessee may designate certain areas of the premises which require special security arrangements, and if, in the exercise of its rights of entry set forth in this Section, the Port Authority requires entry to any such designated area, other than in case of an emergency, the Port Authority will only enter such designated area when accompanied by an authorized representative of the Lessee, provided, the Lessee will designate such authorized representative to the Port Authority on receipt of the Port Authority's oral or other notice referred in this Section and shall make such authorized representative available to the Port Authority at the time of entry specified in the notice provided such time and notice are reasonable except in case of emergency.

                  (i) Any work performed or installations made by the Port Authority pursuant to this Section 16 shall be made with reasonable diligence in a good and workmanlike manner in accordance with customary construction practices in first class office buildings in the downtown area of Manhattan and in compliance with the substantive requirements of the life safety provisions of the New York City Building Code to the extent set forth in paragraph (a) of the Section of this Agreement entitled "Certain Obligations of the Port Authority". The Port Authority shall (i) promptly repair any damage to the premises or the Lessee's property caused by such work or installations or by any of the parties performing the same, (ii) take reasonable care during performance of the work to safeguard the affected portion of the premises and the property of the Lessee; and (iii) upon completion of such activity, restore the portion of the premises that is the subject of such activity to substantially the condition existing before such activity.

                  (j) Any pipes, ducts or conduits installed in or through the premises pursuant to this Section 16 shall either be concealed behind, beneath or within partitioning, columns, ceilings or floors located in the premises, or completely furred at points immediately adjacent to partitioning columns or ceilings located in the premises, provided that the installation of such pipes, ducts or conduits, when completed, shall not adversely affect the appearance of the premises or adversely affect the Lessee's installations or wiring. In no event shall the Port Authority install any wet pipes over the Lessee's computer/data processing or telephone equipment areas (meaning in the ceiling under the slab of the floor over said computer/data processing or telephone equipment areas) unless such location is the only practicable location therefor and the Port Authority takes all necessary steps (in accordance with customary construction practice) to protect such areas.

                  (k) Except in the event of an emergency or if necessary in order to comply with any law, the Port Authority shall not enter the premises unless a representative of the Lessee is present, which representative the Lessee agrees to have present at the premises upon reasonable notice from the Port Authority.

                  (l) The Port Authority shall use reasonable efforts to minimize interference with the Lessee's access and use and occupancy of the premises in making any repairs, alterations, additions or improvements; provided, however, that the Port Authority shall have no obligation to employ contractors or labor at so-called overtime or other premium pay rates or to incur any other overtime costs or expenses whatsoever, except that the Port Authority, at its expense, shall employ contractors or labor at so-called overtime or other premium pay rates if necessary to make any repair required to be made by it hereunder to remedy any condition that either (i) results in a denial of access to the premises, (ii) threatens the health or safety of occupants of the premises, or (iii) unreasonably interferes with Lessee's ability to conduct its business in the premises. In all other cases, at the Lessee's request, the Port Authority shall employ contractors or labor at so-called overtime or other premium pay rates and incur any other overtime costs or expenses in making any repairs, alterations, additions or improvements, provided the Lessee shall pay to the Port Authority, as additional rent, within thirty (30) days after demand, an amount equal to the difference between (i) the overtime or other premium pay rates, including all fringe benefits and other elements of such pay rates, and (ii) the regular pay rates for such labor, including all fringe benefits and other elements of such pay rates.

Section 17.       Condemnation

                  (a) In any action or proceeding instituted by any governmental or other authorized agency or agencies for the taking for a public use of any interest in all or any part of the premises, or in case of any deed, lease or other conveyance in lieu thereof (all of which are in this Section referred to as "taking or conveyance") the Lessee shall not be entitled to assert any claim to any compensation, award or part thereof made or to be made therein or therefor or any claim to any consideration or rental or any part thereof paid therefor, or to institute any action or proceeding or to assert any claim against such agency or agencies or against the Port Authority for or on account of any such taking or conveyance, (i) except for a possible claim to an award for moving expenses or for trade fixtures owned and installed by the Lessee or for other improvements or personal property owned by the Lessee, and any other separate claim which the Lessee may be entitled to make provided that such claims are independent of and in addition to any claims of the Port Authority and provided further that the Port Authority's award is not thereby reduced or otherwise adversely affected, and (ii) except for a possible claim for the unexpired term of the estate vested by this Agreement in the Lessee, it being understood and agreed between the Port Authority and the Lessee that except for such claims the Port Authority shall be entitled to all the compensation or awards made or to be made or paid and all such consideration or rentals, free of any claim or right of the Lessee. No taking by or delivery to any governmental authority under this paragraph (a) shall be or be construed to be an eviction of the Lessee or be the basis for any claim by the Lessee for damages, consequential or otherwise. It is expressly understood that nothing in this paragraph shall be deemed a recognition by the Port Authority of the validity of the claims which the Lessee is entitled to make hereunder.

                  (b) In the event of a taking or conveyance of the entire premises by any governmental or other authorized agency or agencies, then the letting under this Agreement shall, as of the date possession is taken from the Port Authority by such agency or agencies, cease and terminate in the same manner and with the same effect as if the term of the letting had on that date expired.

                  (c) In the event of a temporary or permanent taking or conveyance by any governmental or other authorized agency or agencies of a part of the premises then the letting as to such part only shall, as of the date possession thereof is taken from the Port Authority by such agency or agencies, cease and terminate, and the basic rental and additional basic rental thereafter to be paid by the Lessee to the Port Authority shall be abated as provided in
Section 18 of this Agreement
entitled "Abatement of Rental" from and after the date of such taking or conveyance, provided, however, that the Lessee may elect to terminate this Agreement if (1) the Lessee no longer has a reasonable means of access to the remaining portion of the premises, or (2) the portion of the premises taken constitutes more than twenty thousand (20,000) rentable square feet and a responsible officer of the Lessee certifies that in the good faith judgment of the Lessee, the Lessee cannot reasonably operate its business in the remaining portion of the premises in substantially the same manner as such business was operated prior to such taking. The Lessee shall give notice to the Port Authority of any election to terminate this Agreement within forty-five (45) days after such taking or conveyance, such termination to be effective on the date specified in the Lessee's notice but not later than one hundred twenty
(120) days following the date of the Lessee's notice. Upon the date specified in the Lessee's notice, the term of this Agreement shall terminate with the same force and effect as if the effective date of termination were the original date of expiration hereof. Any notice of termination given by the Lessee pursuant to the provisions of this paragraph (c) shall not be effective if at the time of the giving of such notice or on the intended effective date thereof the Lessee is in default (after the giving of any required notice and the expiration of any applicable cure period) in the payment to the Port Authority of any monetary amount under this Agreement. If any basic rental or additional basic rental is due to the Port Authority for any portion of the term prior to the effective date of termination or if any basic rental or additional basic rental has been paid by the Lessee for any portion of the term subsequent to the effective date of termination, the same shall be payable by the Port Authority or by the Lessee to the other, as the case may be, within twenty (20) days after demand therefor.

                  (d) In the event of a taking that does not result in the termination of this Agreement, the Port Authority shall, at its sole cost and expense and regardless of whether any award(s) shall be sufficient for the purposes, proceed with due diligence, except for causes or conditions beyond its control, to repair, alter and restore the portion of the building in which the premises is located and the remaining part of the premises (including, without limitation, all leasehold improvements), to the extent feasible, to their condition immediately prior to the taking so as to constitute the remaining portion of the building and the remaining part of the premises complete and tenantable.

                  (e) As used in this Section 17, the terms "governmental or other authorized agency or agencies" or "governmental authority" shall not be deemed to include the Port Authority or any governmental entity (other than the condemning entity) that has prior to such condemnation succeeded to the interest of the Port Authority as landlord under this Agreement.

Section 18.       Abatement of Rental

                  (a) In the event that the Lessee shall at any time become entitled to an abatement of rent, the basic rental set forth in the Section of this Agreement entitled "Basic Rental" and the additional basic rental set forth in Schedule A (or Schedule A-1 as the case may be) attached to this Agreement shall be abated for the period the abatement is in effect by the same percentage that the area of the part of the premises the use of which is denied to the Lessee, or as to which the Lessee is unable to use and with respect to which is entitled to an abatement as set forth in paragraph (c) of the Section of this Agreement entitled "Force Majeure", is of the total area of the premises.

                  (b) For the purposes of this Section, the number of square feet contained in the premises or parts thereof shall be computed as follows: By measuring from the inside surface of outer building walls to the surface of the public area side, or of the non-exclusive area side, as the case may require, of all partitions separating the space measured from adjoining areas designated for the use of the public or for use by the Lessee in common with others, and to the center of partitions separating the space measured from adjoining space exclusively used by others; no deduction will be made for columns, partitions, pilasters or projections necessary to the building and contained within the space measured. Permanent partitions enclosing elevator shafts, stairs, fire-towers, vents, pipe-shafts, meter-closets, flues, stacks and any vertical shafts have the same relation to the space measured as do outer building walls.

                  (c) In the event that during the term of the letting under this Agreement the Lessee shall be partially evicted and shall remain in possession of the premises or the balance thereof, for the conduct of its business the Lessee agrees that notwithstanding that it might have the right to suspend payment of the rent in the absence of this provision, it agrees to pay and will pay at the times and in the manner herein provided, the full rent reserved less only an abatement thereof computed in accordance with the above.

Section 19.       Assignment and Sublease

                  (a) Except as specifically set forth herein, the Lessee expressly covenants that it shall not assign, mortgage or encumber this agreement nor sublet, or suffer or permit the premises or any part thereof to be used by others, without the prior written consent of the Port Authority in each instance. A merger or consolidation shall not be deemed a violation of this paragraph (a) provided the conditions set forth in paragraph (a)(5) of the Section of this Agreement entitled "Termination" are met. The term "Permitted Occupant" shall mean any entity described in paragraphs (b) or (c) of this
Section 19 which has become a subtenant of whatever tier of all or a portion of the premises or to which the Lease has been assigned pursuant to and in accordance with all the terms and conditions of paragraphs (b) and (c) respectively of this Section 19 and shall also include any desk space user who meets the requirements of paragraph (b) of this Section 19.

                  (b) Notwithstanding the provisions of paragraph (a) of this Section, the Lessee shall have the right to assign this Agreement and the letting hereunder in its entirety to, or to sublet to or to permit the use of desk space by:

                  (1)   an   individual,   corporation,   partnership,   limited
         partnership, limited liability partnership, limited liability company or other business entity which controls the Lessee,

                  (2) a corporation, partnership, limited partnership, limited liability partnership, limited liability company or other business entity which is controlled by the Lessee, or

                  (3) a corporation, partnership, limited partnership, limited liability partnership, limited liability company or other business entity which is controlled by the same individual, corporation, partnership, limited partnership, limited liability partnership, limited liability company or other business entity which controls the Lessee;

such assignment, subletting or desk space use to continue only as long as the said person or corporation continues in one of the above described relationships to the Lessee, provided, that any such Assignee, Sublessee or desk space user of the premises shall use the premises solely for the purposes set forth in the Section of this Agreement entitled "Rights of User by the Lessee" and for no other purpose whatsoever, provided, however, that such assignment shall not be effective until an agreement in the form attached hereto as Exhibit X has been executed by the Port Authority, the Lessee and the proposed assignee and such subleasing shall not be effective until an agreement in the form attached hereto as Exhibit Y has been executed by the Port Authority, the Lessee and the proposed subtenant. In the event that the Lessee shall notify the Port Authority that it proposes to sublet or assign this Agreement to a proposed subtenant or proposed assignee, as the case may be, meeting the requirements of subparagraph
(1), (2) or (3) of this paragraph (b) and the agreement of sublease or assignment, as the case may be, between the Lessee and the proposed subtenant or assignee shall comply with this Agreement, the Port Authority will prepare and deliver to the Lessee an agreement in the form attached hereto as Exhibit X or Exhibit Y, as the case may be, on or before the later of (i) the thirtieth
(30th) day (or the twentieth (20th) day if such assignment is in connection with the purchase of all or substantially all of the Lessee's assets as permitted by this paragraph (b)) following the later of the date of the delivery of the Lessee's request to sublet or assign or the delivery to the Port Authority of the Lessee's proposed sublease or assignment agreement, or (ii) the tenth (10th) day following the delivery to the Port Authority of any additional information reasonably requested by the Port Authority within such thirty (30) day period with respect to the relationship between the Lessee and such proposed subtenant or assignee as to the Lease, and upon delivery to the Port Authority of three
(3) copies of such agreement executed on behalf of the Lessee and the proposed subtenant or assignee, the Port Authority will execute such agreement and deliver two (2) copies thereof to the Lessee. Notwithstanding the provisions of paragraph (a) of this Section, the Lessee shall have the right to assign this Agreement to a business entity or corporation into which the Lessee is merged or consolidated, if such assignment is requested by such business entity or corporation in connection with such merger or consolidation, but the Port Authority will not require an assignment of this Agreement to such business entity or corporation, it being understood that, subject to the law of the jurisdiction under which such business entity or corporation is organized and without in any way limiting the applicability of the express provisions of this Agreement, including without limitation thereto subparagraph (5) of paragraph
(a) of the Section of this Agreement entitled "Termination", such business entity or corporation shall as a result of such merger or consolidation be the Lessee under this Agreement with the same force and effect as if such business entity or corporation had been the original signatory to this Agreement. The Lessee shall also have the right to assign this Agreement to a person, business entity or corporation which acquires all or substantially all of the assets of the Lessee, provided the conditions set forth in said subparagraph (5) are met, treating the Lessee prior to the sale as the acquired corporation and the purchaser of all or substantially all of the Lessee's assets subsequent to such sale as the resulting corporation. Neither such assignment shall be effective until the Lessee, the proposed assignee and the Port Authority have executed an agreement in the form attached hereto as Exhibit X, in the manner provided in this paragraph (b). The Lessee may also permit the use of desk space in the premises subject to all the terms and conditions of this Section by an individual, corporation, partnership, limited partnership, limited liability partnership, limited liability company or other business entity having an ongoing nexus to the Lessee's business and such desk space use being in conjunction with such business relationship; such use to continue only as long as the said individual, corporation, partnership, limited partnership, limited liability partnership or limited liability company continues in such business relationship with the Lessee. The Lessee shall not be required to obtain the consent of the Port Authority prior to permitting the use of desk space in the premises as permitted by this paragraph (b) but upon request by the Port Authority made no more than twice each year, the Lessee shall notify the Port Authority of the name of each such desk space user, its relationship to the Lessee and such information data and documents as would reasonably substantiate the business relationship of the desk space user to the Lessee. The Lessee, and the assignee, or the subtenant, as the case may be, shall furnish to the Port Authority such information, data and documents as may be requested by the Port Authority from time to time but not more than twice annually to substantiate the relationship between the Lessee and such assignee or subtenant.

                  (c) Notwithstanding the provisions of paragraph (a) of this Section, and in addition to the rights contained in paragraph (b) of this Section, the Lessee may, after the commencement of the letting, sublet a part or all of the premises (but under no circumstances shall there be more than four
(4) subtenants on any floor in the premises at any one time pursuant to the provisions of this paragraph (c)), provided, that all of the following conditions precedent and requirements have been met or satisfied: (1) Each proposed subtenant shall, in the opinion of the Port Authority, be eligible, suitable and qualified as a World Trade Center tenant, so long as the Statutes remain in effect with respect to the Building, and in exercising its judgment with respect to a proposed subtenant the Port Authority shall on the basis of its functions, activities and services in world trade and commerce not apply criteria which are different from or more stringent than those criteria which it has applied or it is then applying with respect to other lessees of space in the World Trade Center; (2) The Lessee, or any broker retained by the Lessee, shall not publicly advertise the availability of the subleased space at a rental or other consideration which is less than the then current rental (including additional basic rental payable pursuant to the provisions of Schedule A or Schedule A-1, as the case may be) for comparable space and for a comparable term on the date of such subletting, but nothing in this clause shall be deemed to prohibit the Lessee from subletting such space at less than such current rate;
(3) If the rental and any other consideration payable by the subtenant to the Lessee for or in connection with its use or occupancy of the subleased space shall be in excess of the rental rate provided in this Agreement for the portion of the premises proposed to be subleased, the Lessee shall so notify the Port Authority and the Lessee shall pay fifty percent (50%) of such excess to the Port Authority as received, subject to the prior deduction of the subleasing expenses referred to in paragraph (e) of this Section; (4) Unless the Port Authority does not have comparable space available for leasing for a comparable term, the proposed subtenant has not been in active discussions with the Port Authority toward the proposed subtenant's occupancy of space in the World Trade Center in the ninety (90) day period preceding the Lessee's request to sublet and is not a current occupant of the World Trade Center who has been in active discussions with the Port Authority toward the proposed subtenant's current or future occupancy of space in the World Trade Center in the ninety (90) day period preceding the Lessee's request to sublet; and (5) the Lessee, the subtenant and the Port Authority have executed the form of agreement entitled "Consent to Sublease Agreement", annexed to this Agreement and marked "Exhibit Y".

                  (d) Execution of the Consent to Sublease Agreement referred to in paragraph (c) above by the Port Authority and return thereof to the Lessee shall constitute the determination referred to in subdivision (1) of paragraph
(c) above. Notwithstanding the provisions of Paragraph 5 of said Consent to Sublease Agreement, of the Section of this Agreement entitled "Rights of User by the Lessee" and of paragraph (g) of the Section of this Agreement entitled "Responsibilities of the Lessee", a subtenant may carry on in the subleased premises any use which is found to be eligible, suitable and qualified by the Port Authority in accordance with the provisions of subparagraph (1) of paragraph (c) of this Section, as evidenced by the execution of the Consent to Sublease Agreement relating to the sublease between the Lessee and such subtenant. The Lessee shall request the Port Authority's consent to any subletting pursuant to paragraph (c) of this Section by notice setting forth the name and address of the proposed subtenant, the use to which the proposed subtenant will put the subleased premises and the amount and rate of payment of all consideration to be paid by the proposed subtenant for or in connection with its use or occupancy of the subleased premises, and the Lessee and subtenant shall also present in advance all documents, information and other data which the Port Authority may reasonably require relating to the matters covered in subdivisions (1), (2), (3) and (4) of paragraph (c) above and each subtenant shall supply during the continuance of any approved subletting such additional or current documents, information or other data as the Port Authority may from time to time reasonably require. The Lessee may prior to submitting the documents, information or other data relating to subdivisions (2), (3) and (4) request a determination from the Port Authority as to the proposed sublessee's eligibility, suitability and qualifications as a World Trade Center Tenant in accordance with subdivision (1) of paragraph (c) of this Section and the Port Authority agrees to advise the Lessee of its determination within ten (10) business days after receipt of such request from the Lessee and receipt by the Port Authority of all documents, information and other data which the Port Authority may reasonably request in connection with its determination as to the eligibility, suitability and qualifications of the proposed subtenant as a tenant in the World Trade Center. In the event that the Lessee and the proposed subtenant shall have complied with or met all the requirements of subdivisions (2), (3) and (4) of paragraph (c) of this Section, the proposed subtenant shall, in the opinion of the Port Authority, have been found to be eligible, suitable and qualified as a World Trade Center tenant in accordance with the provisions of subdivision (1) of paragraph (c) of this Section, and the agreement of sublease between the Lessee and the proposed subtenant shall comply with this Agreement, the Port Authority will prepare and deliver to the Lessee a Consent to Sublease Agreement, in the form of Exhibit Y annexed to this Agreement on or before the later of (i) the thirtieth (30th) day following the later of the date of the delivery of the Lessee's request to sublet or the delivery to the Port Authority of the Lessee's proposed sublease agreement, or (ii) the tenth (10th) day following the delivery to the Port Authority of any additional information reasonably requested by the Port Authority within such thirty (30) day period, and upon delivery to the Port Authority of three (3) copies of such Consent to Sublease Agreement executed on behalf of the Lessee and the proposed subtenant, the Port Authority will execute such Consent and deliver two (2) copies thereof to the Lessee.

                  (e) If, in connection with any subletting to a third party pursuant to the provisions of paragraph (c) of this Section consented to by the Port Authority as provided in this Section, the Lessee:

                           (1) has paid or incurred a brokerage commission at
the rates prevailing in the City of New York on the effective date of such sublease to one or more real estate brokers licensed to do business in the State of New York, or has paid a fee to a real estate broker licensed to do business in the State of New York for professional consulting services solely in connection with such subletting, the amount of such consulting fee not to exceed rates in excess of rates prevailing in New York City on the effective date of the sublease that would have been paid to a real estate broker as the procuring agent in connection with such subletting, which brokerage commission or fee payment is not reimbursed to the Lessee by the subtenant, is actually paid for services rendered, is incurred solely in connection with such subletting and would not have been required to have been paid except for such subletting, provided, that if any such brokerage commission or fee paid by the Lessee is based on rates in excess of the rates prevailing in the City of New York on the effective date of such sublease, then only that portion of such brokerage commission or fee which is not in excess of a commission based on such prevailing rates shall be included in "subleasing expenses" as hereinafter defined;

                           (2) has actually paid or incurred reasonable
advertising expenses for advertisements of the availability for sublease of such subleased space,

                           (3) has incurred or paid any reasonable cost or
reasonable work allowance for finishing and decorating (including without limitation thereto any reasonable costs for architectural and engineering fees, demolition work or other construction and installation work) such sublet space solely to prepare the same for such subtenant which is not reimbursed to the Lessee by the subtenant,

                           (4) has actually paid or incurred reasonable legal
fees and disbursements to one or more attorneys who are not employees of the Lessee for representation of the Lessee in connection with such subletting;

                           (5) has granted to the subtenant a basic rental or
similar concession for or in connection with its use or occupancy of the subleased space;

                           (6) has actually paid or incurred moving expenses
solely in connection with relocating such subtenant from its prior space;

                           (7) to the extent same is not included in subdivision
(3) above, the unamortized and unreimbursed (prior to the commencement of the subletting, whether by part of the Lessee's Finishing Work Allowance or otherwise) cost of any construction and installation work performed by or on behalf of the Lessee in the sublet portion of the premises, including fixtures, equipment and other property of the Lessee installed on the sublet portion of the premises and available for use by such subtenant at the subleased premises during the term of the sublease;

                           (8) has paid or incurred expenses in connection with
the takeover of a subtenant's other lease obligations less any amounts received by the Lessee from the subtenant or other occupants of the subtenant's other space net of subleasing expenses actually paid or incurred by the Lessee in connection with subletting the subtenant's other space; and

                           (9) has paid or incurred any New York State transfer
tax gains (or any other transfer tax, if any, imposed by a governmental entity but not an income, estate, gift or capital gains tax) in connection with the subletting;

(the total of items  (1),  (2),  (3),  (4),  (5),  (6),  (7),  (8) and (9) being hereinafter referred to as the "subleasing expenses"), then the total of such subleasing expenses shall be applied as a credit against the excess, if any, of the amount of the rental or other consideration actually paid by the subtenant to the Lessee for each succeeding month during the term of the relevant sublease over the rental rate payable by the Lessee to the Port Authority for the sublet space for that month under the Lease until such allowable subleasing expenses have been exhausted. Upon request by the Port Authority, the Lessee shall submit to the Port Authority such documents and further supporting information as the Port Authority may reasonably request (including but not limited to certifications by a responsible officer of the Lessee setting forth the amounts of the subleasing expenses actually paid by the Lessee and the person to whom paid, and certifying that the Lessee has made such payments), provided, that if the Port Authority shall have requested such documents and other information and examination of such documents and other information by the Port Authority discloses that any part of such subleasing expenses has not been credited against such excess subleasing rental then fifty percent (50%) of such amount will be credited against any such excess subleasing rental payable to the Port Authority subsequent to such determination (provided, that in the event that at the time of the expiration or termination of the letting under this Agreement, any amount of such credit shall not have been so applied against such excess subleasing rental and the Lessee's other obligations owing to the Port Authority under this Agreement are less than the amount of such remaining credit, then the Port Authority shall pay such remaining credit, less the amount of the Lessee's other obligations under this Agreement, if any, to the Lessee within thirty (30) days after demand therefor); but if such determination discloses that the credits previously granted against such excess subleasing rental exceed the allowable subleasing expenses, the Lessee shall repay fifty percent (50%) of such excess subleasing expenses to the Port Authority within thirty
(30) days after demand therefor.

                  (f) Use or occupancy of any portion of the premises by any subtenant or desk space user, pursuant to the consent granted in this Section, shall not entitle such subtenant or desk space user to any rights or privileges which the Port Authority has or may hereafter accord to lessees of space in the World Trade Center, including, without limitation thereto, listings on directories, boards or in publications or similar privileges but nothing herein shall be deemed to prohibit the Lessee from sharing with its permitted subtenants or desk space users any such rights or privileges which the Port Authority has accorded to the Lessee. The Lessee shall at all times be solely responsible for complying with any laws which would apply if the World Trade Center were privately owned regarding the permissible number of persons who may use or occupy the premises. The Port Authority shall not impose requirements or limitations on the use and occupancy of the premises by the Lessee's subtenants or desk space users different or more stringent than those generally imposed by the Port Authority throughout the World Trade Center.

                  (g) If the Lessee assigns, sells, conveys, transfers, mortgages, pledges or sublets or permits the use of desk space in the premises in violation of paragraphs (a), (b) or (c) of this Section or if the premises are occupied by anybody other than the Lessee and its Permitted Occupants, the Port Authority may, upon Lessee's default (after the giving of any required notice and the expiration of any subsequent period to cure such default specifically provided for in this Agreement) collect rent from any assignee, sublessee, desk-space user or anyone who claims a right to this Agreement or letting or who occupies the premises, and shall apply the net amount collected to the basic rental herein reserved; and no such collection shall be deemed a waiver by the Port Authority of the covenants contained in paragraphs (a), (b) or (c) of this Section nor an acceptance by the Port Authority of any such assignee, sublessee, desk-space user, claimant or occupant as Lessee, nor a release of the Lessee by the Port Authority from further performance by the Lessee of the covenants contained herein. The granting of consent by the Port Authority to any assignment or subletting shall not be deemed to operate as a waiver of the requirement for obtaining the express prior written consent of the Port Authority to any other or subsequent assignment or subletting.

                  (h) As used in this Section, "control" shall mean, with respect to a corporation, partnership, limited partnership, limited liability partnership, limited liability company, or other business entity (1) the ownership, directly or indirectly by one corporation, partnership, limited partnership, limited liability partnership, limited liability company or other business entity of fifty-one percent (51%) or more of the issued and outstanding shares of the capital stock or of the general partnership interest or membership interest or other ownership interest of another corporation, partnership, limited partnership, limited liability partnership, limited liability company or other business entity; (2) the ownership, directly or indirectly by one corporation, partnership, limited partnership, limited liability partnership, limited liability company or other business entity of fifty percent (50%) or more of the issued and outstanding shares of the capital stock or of the general partnership interest or membership interest or other ownership interest of another corporation, partnership, limited partnership, limited liability partnership, limited liability company or other business entity together with such first entity having the power, whether by agreement or otherwise, to direct the management and policies of such other corporation, partnership, limited partnership, limited liability partnership, limited liability company or other business entity; (3) the power of one corporation, partnership, limited partnership, limited liability partnership, limited liability company or other business entity by agreement or pursuant to legal or regulatory order to direct the management and policies of another corporation, partnership, limited partnership, limited liability partnership, limited liability company or other business entity; or (4) the holding, by the partners, officers, members, employees or other owners of one corporation, partnership, limited partnership, limited liability partnership, limited liability company or other business entity of a majority of the seats on the board of directors of another corporation or limited liability company. The Lessee shall furnish to the Port Authority on request a copy of any agreement or legal or regulatory order referred to in subdivisions (2) and (3) of this paragraph (h) relating to the power of one business entity to direct the management and policies of another business entity either of which is proposed as a subtenant, assignee or desk-space user pursuant to the provisions of paragraph (b) of this Section. As used in this Section, the indirect ownership of a particular percentage of the issued and outstanding shares of capital stock or partnership interest or membership interest or other ownership interest of any business entity shall mean that each of the business entities in the chain between the indirect owner and the indirectly owned business entity shall own at least that percentage or more of the issued and outstanding shares of capital stock or partnership interest or membership interest or other ownership interest of the immediately adjacent business entity in such chain.

                  (i) (1) In the event that the Lessee shall request the consent of the Port Authority to an assignment of this Agreement and the letting thereunder other than an assignment permitted by paragraph (b) of this Section, the Port Authority shall not act arbitrarily and capriciously in determining whether or not to consent to such assignment, provided, that in the event that ownership of the building in which the premises is located is transferred to private ownership as distinguished from governmental or quasi-governmental ownership, then the Port Authority shall not act unreasonably in determining whether or not to consent to such assignment. In determining whether or not to consent to any such assignment the Port Authority may consider such facts and matters as it may deem relevant including without limitation thereto: (i) whether the proposed assignee shall, in the opinion of the Port Authority, be eligible, suitable and qualified as a World Trade Center tenant; (ii) the consideration proposed to be paid by the Lessee to the Port Authority in connection with such assignment; (iii) whether the proposed assignee is a current occupant of the World Trade Center or has been in discussion with the Port Authority toward its current or future occupancy of space in the World Trade Center, and (iv) the financial standing of the proposed assignee, and the security it is willing to deposit to secure its performance under this Agreement. No such assignment shall be effective unless the Lessee, the assignee and the Port Authority have each executed the form of agreement entitled "Assignment of Lease with Assumption and Consent" annexed to this Agreement and marked "Exhibit Y".

                           (2)  Execution  of  the   Assignment  of  Lease  with
         Assumption and Consent referred to in subparagraph (1) of this subparagraph (h) by the Port Authority and return thereof to the Lessee shall constitute the determination to consent referred to in paragraph
         (1) of this subparagraph (i). The Lessee and Assignee shall present in advance all documents, information and other data which the Port Authority may reasonably require relating to the matters covered in said subparagraph (1).

                  (j) Subject to and in accordance  with the  provisions of this paragraph (j), upon the request of the Lessee, the Port Authority shall enter into an agreement (hereinafter called an "Attornment Agreement") in form reasonably satisfactory to the Port Authority and any subtenant under a sublease, to which the Port Authority has consented pursuant to the provisions of paragraph (c) of this Section 19, covering a portion of the premises constituting not less than one full floor of the Building, stating that, under the terms set forth in such Attornment Agreement, the Port Authority shall not disturb the possession of such subtenant of the space covered by the sublease in the event the Port Authority elects to terminate the letting of the premises under this Agreement pursuant to the Section thereof entitled "Termination", or otherwise by reason of the Lessee's default after notice thereof to the Lessee and the expiration of any applicable cure period, so long as such subtenant is not in default under such sublease, beyond the giving of any required notice and the expiration of any applicable cure period provided for therein, and is not in default under the terms of such Attornment Agreement, beyond the giving of any required notice and the expiration of any applicable cure period provided for therein, provided that such subtenant shall attorn to and recognize the Port Authority, or its designee, as landlord under such sublease and the Port Authority or its successor in interest of the Building shall recognize such subtenant subject to the provisions of this paragraph (j). Notwithstanding anything to the contrary set forth in this subparagraph, any Attornment Agreement entered into by the Port Authority pursuant to the provisions of this paragraph shall be conditional, and shall provide that if this Agreement terminates as a result of any reason other than the Lessee's default, such as by reason of the occurrence of a casualty or condemnation, the provisions of the Attornment Agreement shall be deemed null and void and of no force and effect, and the sublease covering the space occupied by such subtenant shall automatically terminate on the effective date of the termination of this Agreement without further act of the parties. Pursuant to the terms of such Attornment Agreement, if, in the event the letting of the premises under this Agreement is in fact terminated by the Port Authority by reason of the Lessee's default after any required notice and the expiration of any applicable cure period, such termination occurs prior to the expiration or termination of such sublease, and possession of the premises is in fact obtained by the Port Authority, then the Port Authority shall either elect to:

                           (A) continue such sublease in effect as a direct lease between the Port Authority, as lessor, and such subtenant, as lessee, with the same force and effect as if the Port Authority, as lessor, and such subtenant, as lessee, had entered into a lease covering the subleased premises as of the effective termination date of this Agreement, containing the same terms, covenants and conditions as those contained in such sublease, provided, that the annual basic rental and additional basic rental payable to the Port Authority by such subtenant from and after the effective date of termination of this Agreement shall be the greater of (i) the annual basic rental and additional basic rental set forth in such sublease, or (ii) an annual basic rental and additional basic rental computed at the same annual per rentable square foot rate of annual basic rental and additional basic rental which would have been payable by the Lessee with respect to the subleased portion of the premises under this Agreement if this Agreement had remained in full force and effect, or

                           (B) enter into a new lease with respect to the premises with a new lessee (which new lease is hereinafter referred to as the "New Lease" and which new lessee is hereinafter referred to as the "New Lessee"), with such sublease continuing in effect as a sublease between the New Lessee, as lessor, and such subtenant, as lessee, with the same force and effect as if the New Lessee, as lessor, and such subtenant, as lessee, had entered into a sublease covering the subleased premises as of the termination date of this Agreement, containing the same terms, covenants and conditions as those contained in such sublease, provided, that the annual basic rental and additional basic rental payable to the New Lessee by such subtenant from and after the effective date of termination of this Agreement shall be the greater of (i) the annual basic rental and additional basic rental set forth in the sublease between the Lessee and such subtenant or (ii) an annual basic rental and additional basic rental computed at the same annual per rentable square foot rate of annual basic rental and additional basic rental which would have been payable by the Lessee with respect to the subleased portion of the premises under this Agreement if this Agreement had remained in force and effect.

From and after such subtenant's attornment to the Port Authority, or the New Lessee, as the case may be, such subtenant shall pay to the Port Authority, or the New Lessee, as the case may be, all rental payments and any and all other payments then due or thereafter becoming due to the Port Authority or to the lessor under and in accordance with such sublease, as the case may be, and shall perform all the terms and covenants, and conditions of such sublease, as if the Port Authority, or the New Lessee, as the case may be, were the lessor named therein and except as provided below in this paragraph (j), the Port Authority or the New Lessee, as the case may be, shall perform all of the terms, covenants and conditions of such sublease to be performed by the lessor thereunder. Notwithstanding the foregoing, the obligation of the Port Authority, or the New Lessee, as the case may be, to recognize such subtenant's rights under such sublease and such subtenant's obligation to attorn to the Port Authority, or the New Lessee, as the case may be, are subject to the following terms and conditions:

                  (1) the Port Authority, or the New Lessee, as the case may be, shall not be liable for any act or omission of the Lessee or its officers, directors, partners, members, contractors, agents, employees or representatives under this Agreement or under such sublease occurring prior to the effective date that such sublease becomes a direct lease with the Port Authority or prior to the effective date of the New Lease;

                  (2) the Port Authority, or the New Lessee, as the case may be, shall not be subject to any credit, offsets, claims, counterclaims, demands, or defenses which such subtenant may have against the Lessee, its officers, directors, partners, members, contractors, agents, employees or representatives;

                  (3) subject to subparagraph (5) below, the Port Authority, or the New Lessee, as the case may be, shall not be bound by any payment of rent which such subtenant might have paid for more than the current month to the Lessee;

                  (4) the Port Authority, or the New Lessee, as the case may be, shall not be bound or obligated to construct or complete construction of all or any portion of the subleased premises or to undertake the construction of any other improvements described in such sublease or in this Agreement (except for maintenance, repair and restoration obligations contained in such sublease to be performed after the effective date of attornment);

                  (5) the Port Authority, or the New Lessee, as the case may be, shall not be bound by any security deposit or any other pre-paid sum that such subtenant has paid to the Lessee, unless the Port Authority, or the New Lessee, as the case may be, has actually received such deposit or sum from the Lessee;

                  (6) the Port Authority, or the New Lessee, as the case may be, shall not be bound by any financing obligation the Lessee has incurred with respect to such subtenant;

                  (7) the Port Authority, or the New Lessee, as the case may be, shall not be bound by any obligation to make any tenant improvement contribution owing at any time or to make any other payment or grant any credit to such subtenant except those arising after the effective date of attornment;

                  (8) the Port Authority, or the New Lessee, as the case may be, shall not be bound by any agreement entered into by and between the Lessee and such subtenant that amends such sublease without the prior written consent of the Port Authority so as to increase any of the Lessee's obligations as set forth therein or as to reduce any benefit accruing to the Lessee thereunder;

                  (9) the Port Authority, or the New Lessee, as the case may be, shall have the same rights and remedies to insure the observance and fulfillment and performance of all terms, covenants and conditions contained in such sublease to be observed, fulfilled and performed by such subtenant which the Lessee had or would have had if this Agreement had not been terminated; and

                  (10) the Port Authority, or the New Lessee, as the case may be, shall not be bound or obligated to recognize or to continue in effect any option or other right of such subtenant to lease additional space contained in such sublease unless within twenty (20) business days after the effective date of termination of this Agreement such subtenant exercises all options or rights to lease additional space contained in such sublease in accordance with the terms (other than the time period within which the subtenant is required to exercise such option or right) of the sublease agreement.

Section 20.       Termination

                  (a) If any one or more of the following events shall occur, that is to say:

                  (1) The Lessee shall become insolvent, or shall take the benefit of any present or future insolvency statute, or shall make a general assignment for the benefit of creditors, or file a voluntary petition in bankruptcy or a petition or answer seeking an arrangement or its reorganization or the readjustment of its indebtedness under the federal bankruptcy laws or under any other law or statute of the United States or of any State thereof, or consent to the appointment of a receiver, trustee, or liquidator of all or substantially all its property and such assignment, petition, answer or consent shall not have been cancelled, withdrawn, dismissed or discharged within ninety
         (90) days after the filing thereof; or

                  (2) By order or decree of a court the Lessee shall be adjudged bankrupt or an order shall be made approving a petition filed by any of the creditors or, if the Lessee is a corporation, by any of the stockholders of the Lessee, seeking its reorganization or the readjustment of its indebtedness under the federal bankruptcy laws or under any law or statute of the United States or of any State thereof, and such order or decree is not dismissed, discharged or dissolved within ninety (90) days after the entry thereof (unless such order or decree cannot be practically dismissed, discharged or dissolved within ninety (90) days after the entry thereof and the Lessee shall have commenced an action to do so and continues diligently to prosecute such action); or

                  (3) A petition under any part of the federal  bankruptcy  laws or an action  under any  present  or future  insolvency  law or statute shall be filed against the Lessee and shall not be dismissed, discharged or dissolved within ninety (90) days after the filing thereof (unless such petition cannot be practically dismissed, discharged or dissolved within ninety (90) days after the entry thereof and the Lessee shall have commenced an action to do so and continues diligently to prosecute such action); or

                  (4) The letting hereunder or the interest or estate of the Lessee under this Agreement shall be transferred to, pass to or devolve upon, by operation of law or otherwise, any other person, firm or corporation in violation of the terms, conditions and provisions of this Agreement, including without limitation thereto the provisions of the Section of this Agreement entitled "Assignment and Sublease", and such violation is not cured within thirty (30) days after notice thereof from the Port Authority; or

                  (5) The Lessee, if a corporation, shall, without the prior consent of the Port Authority, become a possessor or merged corporation in a merger, a constituent corporation in a consolidation, or a corporation in dissolution, unless (i) the corporation resulting from such merger or consolidation has either (A) a tangible net worth as of the date of the merger or consolidation at least as good as the tangible net worth of the Lessee immediately preceding the merger or consolidation, or (B) a tangible net worth of not less than Sixty Million Dollars and No Cents ($60,000,000.00), or both, in each case determined in accordance with generally accepted accounting principles, consistently applied, or (ii) the Lessee shall maintain a security deposit in the amount and manner set forth in the Section of this Agreement entitled "Security Deposit or Letter of Credit", such deposit to be maintained at the time of such merger or consolidation and for the period thereafter set forth in said Section; or

                  (6) The Lessee is a partnership, and the said partnership shall be dissolved as the result of any act or omission of its partners or any of them, or by operation of law or the order or decree of any court having jurisdiction, or for any other reason whatsoever except as permitted under the Section of this Agreement entitled "Partnership Provision"; or

                  (7) By or pursuant to, or under authority of any legislative act, resolution or rule, or any order or decree of any court or governmental board, agency or officer, a receiver, trustee, or liquidator shall take possession or control of all or substantially all the property of the Lessee, or any execution or attachment shall be issued against the Lessee or any of its property, whereupon possession of the premises shall be taken by someone other than the Lessee, and any such possession or control shall continue in effect for a period of ninety (90) days; or

                  (8) Any lien is filed against the premises because of any act or omission of the Lessee and is not removed or bonded within forty-five (45) days after notice thereof from the Port Authority; or

                  (9) (Subparagraph (9) was intentionally omitted.)

                  (10) The Lessee shall fail duly and punctually to pay the rentals or to make any other payment required hereunder when due to the Port Authority and such failure shall continue for a period of ten (10) business days after written notice from the Port Authority to the Lessee stating that such amount is overdue and unpaid; or

                  (11) The Lessee shall have failed to comply with all the requirements of paragraph (g) of the Section of this Agreement entitled "Responsibilities of the Lessee" within a period of thirty (30) days after notice from the Port Authority of such non-compliance (except where fulfillment of its obligation requires activity over a period of time, and the Lessee shall have commenced to perform whatever may be required for such fulfillment within thirty (30) days after receipt of such notice from the Port Authority and continues diligently such performance without interruption except for causes and conditions beyond its control; or

                  (12) The Lessee shall fail to keep, perform and observe each and every other promise, covenant and agreement set forth in this Agreement on its part to be kept, performed, or observed, within thirty
         (30) days after receipt of written notice of default thereunder from the Port Authority (except where fulfillment of its obligation requires activity over a period of time, and the Lessee shall have commenced to perform whatever may be required for fulfillment within thirty (30) days after receipt of such notice from the Port Authority and continues diligently such performance without interruption except for causes and conditions beyond its control); or

                  (13) If this Agreement shall require a guarantor of one or more of the Lessee's obligations under this Agreement and any of the events described in subparagraphs (1), (2), (3) or (7) above shall occur to or with respect to the guarantor (whether or not they shall also occur to or with respect to the Lessee);

then upon the occurrence of any such event or at any time thereafter during the continuance thereof, the Port Authority may by ten (10) business days' notice terminate the letting, such termination to be effective upon the date specified in such notice. Such right of termination and the exercise thereof shall be and operate as a conditional limitation.

                  (b) No acceptance by the Port Authority of rentals, fees, charges or other payments in whole or in part for any period or periods after a default (after the giving of any required notice and the expiration of any subsequent period to cure such default specifically provided for in this Agreement) in any of the terms, covenants and conditions to be performed, kept or observed by the Lessee shall be deemed a waiver of any right on the part of the Port Authority to terminate the letting unless such payments effect a cure of the default prior to the giving of the Port Authority's termination notice.

                  (c) No waiver by either party of any default on the part of the other party in performance of any of the terms, covenants or conditions hereof to be performed, kept or observed by such other party shall be or be construed to be a waiver of any other or subsequent default in performance of any of the said terms, covenants and conditions.

                  (d) The rights of termination described above shall be in addition to any other rights of termination provided in this Agreement and in addition to any rights and remedies that the Port Authority would have at law or in equity consequent upon any breach of this Agreement by the Lessee, and the exercise by the Port Authority of any right of termination shall be without prejudice to any other such rights and remedies.

                  (e) Each party hereby waives its right to trial by jury in any summary proceeding or action that may hereafter be instituted by the Port Authority against the Lessee in respect of the premises or in any action that may be brought by the Port Authority to recover rent, damages, or other sums payable hereunder. The Lessee shall not interpose any claims as counterclaims in any summary proceeding or action for non-payment of rental which may be brought by the Port Authority unless such claims would be deemed waived if not so interposed or are otherwise compulsory counterclaims.

Section 21.       Existing Lease

                  (a) The Port Authority, and the Lessee have heretofore entered into an agreement of lease, dated as of February 24, 1984, said agreement of lease, as the same has heretofore been supplemented and amended, being referred to herein as the "Existing Lease".

                  (b) Effective on the earlier of (1) the day subsequent to the Area A-1 Commencement Date that the Lessee shall, upon not less than forty-five
(45) days' prior notice, vacate the entire premises under the Existing Lease (such premises being hereinafter referred to as the "surrendered premises") and deliver actual physical possession of the same to the Port Authority, in the condition required by the Existing Lease upon surrender, as amended by the proviso to the first sentence of paragraph (c) of this Section, or (2) the day preceding the later of (i) the date that the Lessee shall commence in Area A any of the operations permitted by the Section of this Agreement entitled "Rights of User by the Lessee", (ii) the date that the Lessee shall commence in Area A-1 any of the operations permitted by said Section, or (iii) June 1, 2002, in the event of the cancellation of the letting of Area A and Area A-1 together with this Agreement pursuant to the provisions of paragraph (b) of the Section of this Agreement entitled "Term" (said earlier day being hereinafter referred to as the "Surrender Date"), the Lessee hereby surrenders and yields up and does by these presents grant, bargain, sell, surrender and yield up to the Port Authority, its successors and assigns, forever the surrendered premises and the term of years with respect thereto under the Existing Lease yet to come, and has given, granted and surrendered and by these presents does give, grant and surrender to the Port Authority, its successors and assigns, all the rights, rights of renewal, licenses, privileges and options of the Lessee granted by the Existing Lease with respect to the surrendered premises, all to the intent and purpose that the said term under the Existing Lease and the said rights of renewal, licenses, privileges and options may be wholly merged, extinguished and determined on the Surrender Date with the same force and effect as if the said term were in and by the provisions of the Existing Lease originally fixed to expire on such date.

                  (c) In consideration of the making of this Agreement by the Port Authority, the Lessee hereby agrees to terminate its occupancy of the surrendered premises and to deliver actual physical possession of the same to the Port Authority on or before the Surrender Date, in the condition required by the Existing Lease upon surrender, provided, that, notwithstanding anything to the contrary contained in the Existing Lease, the Lessee shall not be required to remove or change any of the construction and installation work performed, or any improvements made, in the premises as defined in the Existing Lease, but the Lessee may at its option remove items of construction and installation work it has installed in the premises under the Existing Lease. The Lessee further agrees that it will remove from the surrendered premises on or prior to the fifth (5th) business day following the Surrender Date all furniture, equipment, inventories, trade fixtures and other personal property of the Lessee or for which the Lessee is responsible and all substantial debris, repairing any damage to the premises caused by such removal or the removal by the Lessee of any construction and installation work from the surrendered premises. In the event that the Lessee removes electrical or plumbing fixtures from the surrendered premises, whether as part of such removal or otherwise, the Lessee shall cap all altered electrical and plumbing lines flush with walls, floors and ceilings.

                  (d) In the event that the Surrender Date shall not occur on or prior to July 29, 1999, the term of the letting under the Existing Lease shall hereby be extended through and including the Surrender Date, at an annual basic rental rate of One Million Three Hundred Seventy-six Thousand One Hundred Twelve Dollars and No Cents ($1,376,112.00), payable in equal monthly installments of One Hundred Fourteen Thousand Six Hundred Seventy-six Dollars and No Cents ($114,676.00) commencing on July 30, 1999, and on the first day of each calendar month thereafter, in the manner and subject to proration (in case the first or last month of such extension period shall be a partial month) as set forth in the Existing Lease. In addition to the foregoing basic rental, the Lessee shall pay additional basic rental for the premises commencing on July 30, 1999, under the Existing Lease at the rate set forth in Schedule A attached thereto, provided, that for the purpose of calculating such additional basic rental the term "commencement date of the letting" shall mean the commencement date of such extension period, the term "basic wage rate" shall mean the wage rate in effect on January 1, 1999, and the term "tax base" shall mean the annual per rentable square foot factor finally established to be the annual per rentable square foot factor to be used in computing payments in lieu of taxes for the tax year beginning July 1, 1999.

                  (e) Prior to the Surrender Date, the Lessee shall have the right, subject to the rights of the Port Authority and to the existing rights of other tenants and occupants of the Building and, except as to such existing rights, in common with other tenants and occupants of the Building, to utilize the Building shaftways, including those contained in telephone and electrical closets, without charge on a first-come, first-served basis in order to run a reasonable number of ducts, risers, cables, wiring, conduits, piping and other similar items from the surrendered premises to the premises under this Agreement in connection with its combined use of the premises and the surrendered premises, the exact location and diameter of such items to be designated by the Lessee in its plans as part of a tenant alteration application which part shall be subject to the approval of the Port Authority as set forth in the Section of this Agreement entitled "Construction by the Lessee" even in the event that such tenant alteration application is submitted under the Professional Certification option set forth in said Section, provided, however, that the foregoing right granted to the Lessee to utilize such Building shaftways shall not be deemed to convey an interest to the Lessee in any particular shaftway and the Port Authority retains the right to isolate particular Building shaftways or portions thereof as shall be necessary in connection with the ownership, operation and leasing of the Building and for the supply of services to other tenants and occupants of the World Trade Center. The Lessee shall have the right to enter the Building shaftways in which such ducts, risers, cables, wiring, conduits, piping and other similar items are located or are to be located in accordance with such approved plans, from time to time on not less than forty-eight (48) hours' prior notice to the Port Authority except in the case of an emergency when the Lessee shall give such notice as may be practicable, in order to install, maintain, repair, replace and remove such items.

Section 22.       Survival of the Obligations of the Lessee

                  (a) In the event that the letting shall have been terminated in accordance with a notice of termination as provided in the Section of this Agreement entitled "Termination", or the interest of the Lessee cancelled pursuant thereto, or in the event that the Port Authority has re-entered, regained or resumed possession of the premises following the termination of this Agreement pursuant to the Section of this Agreement entitled "Termination", then, except as may be expressly provided to the contrary in this Agreement, all the obligations of the Lessee under this Agreement shall survive such termination or cancellation, re-entry, regaining or resumption of possession, and shall remain in full force and effect, for the full term of this Agreement, and the amount or amounts of damages or deficiency shall become due and payable, as more specifically stated in paragraph (b) below, to the Port Authority to the same extent, at the same time or times and in the same manner as if no termination, cancellation, re-entry, regaining or resumption of possession had taken place.

                  (b) Immediately upon any termination or cancellation pursuant to the Section of this Agreement entitled "Termination", or upon any re-entry, regaining or resumption of possession following such termination there shall become due and payable (and if unpaid shall be recoverable in the manner specified in paragraph (c) of this Agreement) by the Lessee to the Port Authority, without notice or demand and as damages, the sum of the following:

                  (1) subject to the provisions of paragraph (c) below, an amount equal to the sum of the then present value of all basic rental provided for in this Agreement for the entire term following the effective date of termination, as originally fixed in the Section of this Agreement entitled "Term" (as it may have been extended from time to time, whether pursuant to this Agreement or otherwise), and the then present value of all the additional basic rental payable pursuant to this Agreement for the balance of the term of the letting under this Agreement, which future additional basic rental shall be deemed to be payable at the annual rate in effect at the time of such termination, cancellation, re-entry, regaining or resumption of possession, in each case less the amount thereof which may have been actually paid by the Lessee;

                  (2) the amount of all other unfulfilled monetary obligations of the Lessee under this Agreement, including without limitation thereto, all sums constituting additional rental hereunder and the cost to and expenses of the Port Authority for fulfilling all obligations of the Lessee, other than the basic rental and additional basic rental referred to in subparagraph (1) of this paragraph (b), which have accrued or matured prior to such termination, cancellation, re-entry, regaining or resumption of possession or which would have accrued or matured during the balance of the term or on the expiration date originally fixed or within a stated time after expiration or termination but which by the terms of this Agreement accrue or mature on the date of such termination, cancellation, re-entry, regaining or resumption of possession; and

                  (3) an amount equal to the reasonable cost to and the expenses of the Port Authority in connection with the termination, cancellation, regaining possession and restoring and reletting the premises, the Port Authority's reasonable legal expenses and cost including the actual costs to the Port Authority of its in-house counsel, and the Port Authority's cost and expenses for the care and maintenance of the premises during any period of vacancy, and any brokerage fees and commissions in connection with any reletting.

                  (c) The Port Authority may at any time bring an action to recover all the damages as set forth above not previously recovered in separate actions, or it may bring separate actions to recover the items of damages set forth in subparagraphs (2) and (3) of paragraph (b) above and separate actions periodically to recover from time to time only such portion of the damages set forth in subparagraph (1) of paragraph (b) above as would have accrued as rental up to the time of the action if there had been no termination or cancellation. In any such action the Lessee shall be allowed a credit against its survived damages obligations equal to the amounts which the Port Authority shall have actually received from any tenant, licensee, permittee or other occupier of the premises or a part thereof during the period for which damages are sought, and if recovery is sought for a period subsequent to the date of suit a credit equal to the market rental value of the premises during such period (discounted to reflect the then present value thereof). If at the time of such action the Port Authority has relet the premises to an unrelated party or parties pursuant to an arms-length transaction, the rental for the premises obtained through such reletting shall be deemed prima facie to be the market rental value of the premises or be deemed to be the basis for computing such market rental value if less than the entire premises were relet. In no event shall the Port Authority be required to make any payment to the Lessee pursuant to the provisions of this
Section 22 nor shall the provisions of this Section 22 be construed to require the Port Authority to grant the Lessee a credit against any of the Lessee's obligations accruing on or prior to the effective date of termination.

In determining present value of rental, an annual interest rate equivalent to the last twelve (12) month average of the twenty-five (25) year bond Revenue Bond Index as published each Friday in the "Bond Buyer" at the time the Port Authority brings such action hereunder shall be used.

                  (d) Without in any way modifying anything set forth in this Section, nothing in this Agreement is intended or shall be deemed to permit the Port Authority to recover the same damages more than once; paragraph (b) of this Section merely enumerates the damages made due and payable by paragraph (a) of this Section and paragraph (c) sets forth the possible methods of recovering such damages if they are not paid by or on behalf of the Lessee. In the event of termination or cancellation of this Agreement pursuant to the provisions of the Sections of this Agreement entitled "Termination" or the re-entry, regaining or resumption of possession following such termination or cancellation only those obligations expressly specified in this Agreement as surviving shall survive and, except for those obligations of the Lessee to vacate the premises, and to remove its property from the premises and to restore the premises, the Lessee shall not have any obligation under this Agreement to perform specific actions subsequent to such termination, cancellation, re-entry, regaining or resumption of possession, but only to pay damages, provided, that nothing in this paragraph shall, or shall be deemed to, relieve or release the Lessee of or from any obligations accruing or maturing on or prior to the date of such termination, cancellation, re-entry, regaining or resumption of possession.

Section 23.       Reletting by the Port Authority

                  The Port Authority, upon termination or cancellation pursuant to the Section of this Agreement entitled "Termination", or upon any re-entry, regaining or resumption of possession following such termination or cancellation may occupy the premises or may relet the premises, and shall have the right to permit any person, firm or corporation to enter upon the premises and use the same. The Port Authority may, in its reasonable discretion, grant free rental or other concessions and such reletting may be of part only of the premises or of the premises or a part thereof together with other space, and for a period of time the same as or different from the balance of the term hereunder remaining, and on terms and conditions and for purposes the same as or different from those set forth in this Agreement. The Port Authority shall also, upon termination or cancellation pursuant to the Section of this Agreement entitled "Termination", or upon its re-entry, regaining or resumption of possession following such termination or cancellation, have the right in its reasonable discretion to repair or to make structural or other changes in the premises, including changes which alter the character of the premises and the suitability thereof for the purposes of the Lessee under this Agreement, without affecting, altering or diminishing the obligations of the Lessee hereunder. In the event either of any reletting or of any actual use and occupancy by the Port Authority (the mere right to use and occupy not being sufficient however) there shall be credited to the account of the Lessee against its survived obligations hereunder any net amount remaining after deducting from the amount actually received from any lessee, licensee, permittee or other occupier as the rental or fee for the use of the said premises or portion thereof during the balance of the letting as the same is originally stated in this Agreement, or from the market value of the occupancy of such portion of the premises as the Port Authority may during such period actually use and occupy, all reasonable expenses, costs and disbursements incurred or paid by the Port Authority in connection therewith (but only to the extent such expenses, costs and disbursements have not been otherwise charged to the Lessee). No such reletting or such use and occupancy shall be or be construed to be an acceptance of a surrender. If any reletting of the premises or any part thereof should be for a term which is longer than the remaining term of this Agreement following the effective date of termination, then the expenses of such reletting shall be amortized on a straight line basis over the term of such reletting and only the portion of such expenses attributable to the remaining term of this Agreement will be included for purposes of this Section 23 and the Section of this Agreement entitled "Survival of the Obligations of the Lessee".

Section 24.       Waiver of Redemption

                  The Lessee hereby waives any and all rights of redemption, granted by or under any present or future law, arising in the event it is evicted or dispossessed for any cause pursuant to the provisions of this Agreement or of law, or in the event the Port Authority obtains or retains possession of the premises in any lawful manner.

Section 25.       Remedies and Suits Against the Lessee

                  Unless specifically provided otherwise, all remedies provided in this Agreement shall be deemed cumulative and additional and not in lieu of or exclusive of each other or of any other remedy available to the Port Authority or the Lessee at law or in equity. In the event of a breach or threatened breach by the Lessee of any term, covenant, condition or provision of this Agreement, the Port Authority shall have the right of injunction and the right to invoke any other remedy allowed by law or in equity as if termination, re-entry, summary proceedings and any other specific remedies including without limitation thereto, indemnity and reimbursement, were not mentioned herein, and neither the mention thereof nor the pursuance or exercise or failure to pursue or exercise any right or remedy shall preclude the pursuance or exercise of any other right or remedy.

Section 26.       Surrender

                  (a) The Lessee covenants and agrees to yield and deliver peaceably to the Port Authority possession of the premises on the date of the cessation of the letting, whether such cessation be by termination, expiration or otherwise, promptly and in the condition described in paragraph (c) of the Section of this Agreement entitled "Maintenance and Repair" with those items of construction and installation work which the Lessee is required to remove as set forth in paragraph (a) of the Section of this Agreement entitled "Construction by the Lessee" so removed, provided, that in the event such cessation shall be by termination said items of construction and installation work shall be removed within thirty (30) days after such termination.

                  (b) The Lessee shall have the right at any time during the letting to remove from the premises, and, on or before the expiration or earlier termination of the letting, shall so remove its equipment, removable fixtures and other personal property, and all property of third persons for which it is responsible, repairing all damages caused by such removal to the extent required by the Section of this Agreement entitled "Construction by the Lessee". If the Lessee shall fail to remove such property within thirty (30) days after the termination or expiration of the letting, such property shall be deemed abandoned and the Lessee shall reimburse the Port Authority within ten (10) days of demand therefor for all of the Port Authority's reasonable out-of-pocket expenses incurred or paid to remove such property from the World Trade Center and otherwise dispose of same.

Section 27.       Acceptance of Surrender of Lease

                  No agreement of surrender or to accept a surrender shall be valid unless and until the same shall have been reduced to writing and signed by the duly authorized representatives of the Port Authority and of the Lessee. Except as expressly provided in this Section, neither the doing of, nor any omission to do, any act or thing, by any of the officers, agents or employees of the Port Authority, shall be deemed an acceptance of a surrender of the letting or of this Agreement. Without limiting the foregoing, no employee or officer of the Port Authority shall be authorized to accept the keys of the premises prior to the expiration date of the letting as fixed in the Section of this Agreement entitled "Term" and no delivery of the keys by the Lessee shall constitute a termination of this Agreement or acceptance of surrender.

Section 28.       Brokerage

                  The Lessee and the Port Authority each represents and warrants that it has not had any contacts, dealings, acts or conversations with any broker in connection with the negotiation or execution of this Agreement or in connection with the letting of the premises hereunder except Insignia/ESG, Inc., a Delaware corporation and successor by merger to Edward S. Gordon Company, Incorporated, having an office and place of business at One Liberty Plaza, New York, New York, New York 10006 and that there is no broker with whom the Lessee or the Port Authority, as the case may be, has dealt or had contacts or dealings or conversations with who is or may be entitled to be paid a commission in connection with this Agreement and the letting of the premises hereunder other than Insignia/ESG, Inc. The Lessee shall indemnify and save harmless the Port Authority from and against any claims for commission, brokerage or fees which have been or which may be made by any and all persons, firms or corporations whatsoever for services in connection with the negotiation and execution of this Agreement or in connection with the letting of the premises hereunder arising out of the contacts, dealings, acts or conversations of the Lessee except for a claim of Insignia/ESG, Inc. if the said claim is made in accordance with the terms of the agreement between the Port Authority and Insignia/ESG, Inc. dated as of May 29, 1998. The Port Authority shall indemnify and save harmless the Lessee from and against any claims for commission, brokerage or fees which have been or which may be made by any and all persons, firms or corporations whatsoever for services in connection with the negotiation and execution of this Agreement or in connection with the letting of the premises hereunder arising out of the contacts, dealings, acts or conversations of the Port Authority including without limitation the claims of Insignia/ESG, Inc. if the claims are made in accordance with the terms of the agreement between the Port Authority and Insignia/ESG, Inc., dated as of May 29, 1998. The Port Authority agrees to pay the commissions set forth in such brokerage agreement in accordance with the terms thereof.

Section 29.       Notices

                  (a) Notices, requests, permissions, consents and approvals given or required to be given to or by either party under this Agreement, shall not be effective unless they are given in writing, and all such notices and requests shall be personally delivered or delivered by a nationally recognized overnight courier service or sent by registered or certified mail, postage prepaid and return receipt requested to the party or a duly designated officer or representative of such party at the office of such party or a duly designated officer or representative. The Lessee shall designate an officer or representative whose regular place of business is at an office within the Port of New York District, it being understood that until further notice such officer or representative as of the date hereof is the representative named on the first page of this Agreement. Until further notice, the Port Authority hereby designates its Executive Director as its officer or representative upon whom notices and requests may be served. The Port Authority, until further notice, designates its office at One World Trade Center, New York, New York 10048, and until further notice, the Lessee designates its office at its address stated on the first page hereof, as their respective offices where notices and requests may be served. Notices may be given by the attorneys for either party.

                  (b) All notices shall be deemed to have been given or made on the date actually received and in the event of failure to deliver by reason of changed address of which no notice was given or refusal to accept delivery shall be deemed given as of the date of such failure.

Section 30.       Payments

                  (a) All payments required of the Lessee by this Agreement shall be made to the Port Authority and mailed to The Port Authority of New York and New Jersey, P. O. Box 17309, Newark, New Jersey 07194, or to such office or address as may be substituted therefor, by written notice to the Lessee.

                  (b) No payment by the Lessee or receipt by the Port Authority of a lesser rental amount than that which is due and payable under the provisions of this Agreement at the time of such payment shall be deemed to be other than a payment on account of the earliest rental then due, nor shall any endorsement or statement on any check or in any letter accompanying any check or payment be deemed an accord and satisfaction, and the Port Authority may accept such check or payment without prejudicing in any way its right to recover the balance of such rental or to pursue any other remedy provided in this Agreement or by law.

Section 31.       Additional Provisions Relating to a Successor Owner

                  (a) In the event that title to the building of which the premises are a part or a portion thereof (such building or portion thereof being hereinafter referred to in this Section as the "private space") is transferred
(i)   to   private   ownership   (as   distinguished    from   governmental   or
quasi-governmental ownership) or (ii) to another governmental or quasi-governmental entity, and as a result of such transfer the City Agreement as defined in Schedule A shall no longer be in effect (any such transferee being hereinafter referred to in this Section as the "Owner"), then from and after the date real estate taxes and assessments first become payable by the Owner of the private space the following shall apply:

                  (1) The annual basic rental thereafter payable by the Lessee for the premises shall be increased by the amount of additional basic rental under paragraph 2 of Schedule A of this Agreement payable by the Lessee from and after the July 1 immediately preceding such transfer of title to the private space; and

                  (2) Schedule A attached to this Agreement shall be deemed deleted and Schedule A-1 attached to this Agreement shall be deemed inserted in lieu thereof and the Lessee shall pay additional basic rental in accordance with the provisions of Schedule A-1 attached to this Agreement.

                  (b) In the event that title to the building of which the premises are a part or a portion thereof is transferred to private ownership (as distinguished from governmental or quasi-governmental ownership), then, in addition to the obligations of the Owner, as successor to the Port Authority, under this Agreement, the following shall apply:

                  (1) All references to "non-arbitrary and non-capricious" or "arbitrary and capricious" or similar words appearing in Section 12 or elsewhere in this Agreement shall be deemed changed to "reasonable" or "non-reasonable" or similar words, as the case may be. Without limiting the foregoing and in addition thereto the Owner will not unreasonably withhold or delay its consent required pursuant to the Section of this Agreement entitled "Construction by the Lessee" to any contractor or subcontractor or any construction, improvement, alteration, modification, addition, repair or replacement work proposed to be done by the Lessee so long as the Lessee's plans and specifications therefor conform to the requirements of the New York City Building Code and so long as such work shall not (i) unreasonably interfere with the operation of the World Trade Center, (ii) materially and adversely affect the exterior walls or exterior appearance of the building in which the premises are located, (iii) materially and adversely affect the slab, structural steel members or core walls of such building, or
         (iv) affect the proper functioning of the mechanical, plumbing, electrical and heating, ventilating and air-cooling systems of such building. Any dispute between the Owner and the Lessee arising out of this subparagraph (1) as to whether the Owner unreasonably withheld or unreasonably delayed its consent shall be resolved by arbitration in accordance with the then existing rules of the American Arbitration Association (expedited procedures).

                  (2) The Owner, in addition to performing the obligations expressly undertaken by the Port Authority pursuant to the provisions of this Agreement, will maintain and repair the building in which the premises are located in compliance with all applicable laws, ordinances, enactments, resolutions, rules, regulations, requirements, orders and directions including, without limitation thereto, the New York City Building Code.

                  (3) Wherever in the Section of this Agreement entitled "Assignment and Subleasing" the consent of the landlord is required in connection with any assignment or subletting referred to therein, the Owner will not unreasonably withhold or delay such consent. Any dispute between the Owner and the Lessee arising out of this subparagraph (3) as to whether the Owner unreasonably withheld or unreasonably delayed its consent shall be resolved by arbitration in accordance with the then existing rules of the American Arbitration Association (expedited procedures).

                  (4) The Owner, upon written request from the Lessee, shall join in any applications for any permits, approvals or certificates required to be obtained by the Lessee in connection with any construction or installation work the Lessee is permitted to perform in the premises (provided, that the provisions of the applicable legal requirement shall require that the owner joins in such application) and shall otherwise cooperate with Lessee in connection therewith, provided, that the owner shall not be obligated to incur any out-of-pocket cost or expense including, without limitation, attorney's fees and disbursements unless Lessee shall pay such reasonable cost or expense.

Section 32.       Quiet Enjoyment

                  The Lessee shall and may peaceably and quietly have, hold and enjoy the premises free of any act or acts of the Port Authority or any successor landlord or anyone claiming superior title through the Port Authority or such successor landlord, except as expressly provided in this Agreement, it being understood and agreed that the Port Authority's liability hereunder shall continue in effect only for the period that it remains the owner of the Building provided, the landlord directly succeeding the Port Authority shall assume such liability. The provisions of this Section 32 shall not be deemed to modify the rights expressly granted to the Port Authority to terminate this Agreement and/or exercise any other remedies which it may have in the event of a default by the Lessee in its obligations hereunder after the giving by the Port Authority of any required notice and the expiration of any applicable cure period.

Section 33.       Non-Liability of Individuals

                  Neither the Commissioners of the Port Authority nor the directors of the Lessee nor any of them, nor any officer, agent or employee thereof, shall be charged personally by any party hereto with any liability or held liable to them under any term or provision of this Agreement, or because of its execution or attempted execution, or because of any breach or attempted or alleged breach thereof.

Section 34.       Headings

                  The section headings and the paragraph headings, if any, are inserted only as a matter of convenience and for reference and in no way define, limit or describe the scope or intent of any provision hereof.

Section 35.       Construction and Application of Terms

                  (a) Wherever in this Agreement a third person singular neuter pronoun or adjective is used referring to the Lessee, the same shall be taken and understood to refer to the Lessee, regardless of the actual gender or number thereof.

                  (b) If more than one individual or other legal entity is the Lessee under this Agreement, each and every obligation hereof shall be the joint and several obligation of each such individual or other legal entity.

                  (c) This Agreement does not constitute the Lessee, the agent or representative of the Port Authority for any purpose whatsoever.

                  (d) All designations of time herein contained shall refer to the time-system then officially in effect in the municipality wherein the premises are located.

                  (e) No greater rights or privileges with respect to the use of the premises or any part thereof or with respect to the World Trade Center are granted or intended to be granted to the Lessee by this Agreement, or by any provision thereof, than the rights and privileges expressly granted hereby.

                  (f) This Agreement shall be governed by, and interpreted and applied in accordance with, the laws of the State of New York, excluding the conflict of laws rules and provisions thereof.

Section 36.       Definitions

                  The following terms, when used in this Agreement, shall have the respective meanings given below:

                  (a) "World Trade Center" shall mean the building complex constructed by the Port Authority within the area in the Borough of Manhattan, City, County and State of New York, bounded generally by the east side of Church Street on the east, the south side of Liberty Street and the south side of Liberty Street extended on the south, the Hudson River on the west, and on the north by a line beginning at the point of intersection of the Hudson River and the north side of Vesey Street extended, running along the north side of Vesey Street extended and the north side of Vesey Street to the west side of Washington Street, then along the west side of Washington Street to the north side of Barclay Street, then along the north side of Barclay Street to the east side of West Broadway, then along the east side of West Broadway to the north side of Vesey Street, then along the north side of Vesey Street to the east side of Church Street, together with such additional contiguous area, maintained by the Port Authority on February 1, 1997, as may be agreed upon from time to time between the Port Authority and the said City of New York.

                  (b) The phrase "utility, mechanical, electrical, communication and other systems" shall mean and include (without limitation thereto) the following: machinery, engines, dynamos, boilers, elevators, escalators, incinerators and incinerator flues, systems for the supply of fuel, electricity, water, gas and steam, plumbing, heating, sewerage, drainage, ventilating, air conditioning, communications, fire-alarm, fire-protection, sprinkler, telephone, telegraph and other systems, fire hydrants, fire hoses, and their respective wires, mains, conduits, lines, tubes, pipes, equipment, motors, cables, fixtures and other equipment.

                  (c) "Causes or conditions beyond the control" of the Port Authority or the Lessee, shall mean and include acts of God, the elements, weather conditions, tides, earthquakes, settlements, fire, acts of governmental authority (other than the Port Authority so long as the Port Authority owns the Building or any successor owner thereof which is a governmental or quasi-governmental entity), war, shortage of labor or materials, acts of third parties (who are not employees of the Port Authority or the Lessee) for which the Port Authority or the Lessee is not responsible, injunctions, strikes, boycotts, picketing, slowdowns, work stoppages, labor troubles or disputes of every kind (including all those affecting the Port Authority or the Lessee, its contractors, suppliers or subcontractors) or any other condition or circumstances, whether similar to or different from the foregoing (it being agreed that the foregoing enumeration shall not limit or be characteristic of such conditions or circumstances) which is beyond the control of the Port Authority or the Lessee or which could not be prevented or remedied by reasonable effort and at reasonable expense.

                  (d) "Normal business hours" shall mean 8:00 o'clock A.M. to 6:00 o'clock P.M. Mondays to Fridays inclusive, legal holidays as defined in Exhibit R excepted.

                  (e) "Building" shall mean the building in which the premises are located.

Section 37.       Insurance

                  (a) The Lessee shall not knowingly do or knowingly permit its officers, members, employees, agents, representatives, contractors, customers, guests and invitees to do any act or thing upon the premises, and shall not do any act or thing at the World Trade Center, which will invalidate or conflict with the standard insurance policies customarily maintained by landlords owning comparable first-class buildings in the Borough of Manhattan south of 60th Street at that time, including without limitation thereto the New York Standard Form of Fire Insurance Policy and the New York Standard Form of Extended Coverage Endorsement, or which, in the reasonable opinion of the Port Authority, constitutes an extra-hazardous condition, so as to increase the risks normally attendant upon the operations contemplated by the Section of this Agreement entitled "Rights of User by the Lessee", provided, that the Port Authority will not enforce this provision in a discriminatory manner against the Lessee and the Lessee shall timely observe, comply with and execute the provisions of any and all present and future rules and regulations, requirements, orders and directions of the National Fire Protection Association and the Insurance Services Office, Inc. and of any other board or organization exercising or which may exercise similar functions, which pertain or apply to the operations of the Lessee in the premises and of which the Lessee is aware or has notice and the Lessee shall, subject to and in accordance with the provisions of the Section of this Agreement entitled "Construction by the Lessee", make any and all improvements, alterations or repairs of the premises that are required at any time hereafter by any such present or future rule, regulation, requirement, order or direction provided that the Lessee shall not be required to make such improvements, alterations or repairs unless the requirement results from the particular manner of use or operations of the Lessee in the premises as opposed to general office use. In the event that the Lessee shall fail to comply with the provisions of the preceding sentence, any notice of default delivered by the Port Authority pursuant to the provisions of subparagraph (12) of paragraph (a) of the Section of this Agreement entitled "Termination" with respect to such failure shall specify the act or thing done, extra-hazardous condition existing, or regulatory organization rule, regulation, requirement, order or direction violated in connection with such failure. If by reason of any failure on the part of the Lessee to comply with the provisions of this Agreement any insurance rate on the premises or any part thereof or on the World Trade Center or any part thereof, shall at any time be higher than it otherwise would be, then the Lessee shall pay to the Port Authority, within thirty (30) days of demand therefor accompanied by a statement from the insurance carrier, if obtainable and if not obtainable then from the Port Authority, identifying the specific use or activity causing such increase, and a statement from the Port Authority identifying the provisions of this Agreement breached by the Lessee, as an item of additional rental, that part of all insurance premiums paid by the Port Authority which shall have been charged because of such failure by the Lessee, but no such payment shall relieve the Lessee of its other obligations under this paragraph.

                  (b) (i) Subject to the provisions of the last sentence of this subparagraph (i), the Lessee in its own name as insured shall secure and keep in full force and effect throughout the term of the letting under this Agreement, at Lessee's sole cost and expense, (a) a policy of commercial general liability insurance including a contractual liability endorsement for such coverage as may reasonably be required from time to time by the Port Authority covering the Lessee's operations hereunder which shall be effective throughout the letting under this Agreement and shall initially be in a combined single limit of not less than Two Million Dollars and No Cents ($2,000,000.00) for liability for bodily injury, for wrongful death and for property damage arising from any one occurrence; and (b) a fire or other casualty policy insuring eighty percent (80%) full replacement value of the Lessee's furniture, trade fixtures, equipment and other personal property, such insurance to include a replacement cost endorsement, with a deductible of no more than One Hundred Thousand Dollars and No Cents ($100,000.00) against loss or damage by fire and theft and such other risks or hazards as are insurable under present or future forms of "All Risk" insurance policies. The Port Authority will not require the Lessee to maintain amounts of liability insurance coverage in excess of the amounts of such coverage which landlords owning comparable first-class buildings in the Borough of Manhattan south of 60th Street at that time customarily require to be maintained by tenants conducting similar operations to those conducted by the Lessee in the premises.

                  (ii) The Port Authority shall be included as an additional insured in any policy of liability insurance required by this Section. The Lessee shall have the right to insure and maintain the insurance coverages set forth in this Section under primary or umbrella policies (or both) or under blanket insurance policies covering the premises and other space occupied by Lessee, if any, so long as such blanket policies comply in all respects with the insurance provisions set forth in this Agreement; provided that upon request, Lessee shall deliver to the Port Authority a certificate of Lessee's insurer evidencing the portion of such blanket policy of insurance allocated to the premises.

                  (iii) As to any insurance required by this Section, a certified copy of each of the policies or a certificate or certificates evidencing the existence thereof (including all required endorsements and evidence of the waivers of subrogation required by paragraph (c) of this Section), or binders, shall be delivered to the Port Authority prior to the date of this Agreement. In the event any binder is delivered, it shall be replaced within thirty (30) days by a certified copy of the policy or a certificate including said endorsements and such waiver of subrogation. In the event that at any time during the term of the letting under this Agreement a notice of claim shall be filed or an action or proceeding commenced against the Port Authority which is required to be covered by insurance pursuant to the provisions of this Agreement or in the event that an action or proceeding at law or in equity or a dispute shall arise, whether between the Port Authority and the Lessee or between the Port Authority and a third party or which otherwise involves the Port Authority, which may relate to a matter covered by any such policy, then in either such event the Lessee shall deliver a certified copy of any policy covering the premises, which provides coverage against such claim, action or proceeding or which relates to such dispute, to the Port Authority within thirty
(30) days after request of the Port Authority. Each such copy or certificate shall contain endorsements that (a) the policy may not be cancelled, terminated, adversely changed or adversely modified without giving ten (10) days written advance notice thereof to the Port Authority; (b) the insurer shall not, without obtaining express advance permission from the General Counsel of the Port Authority, raise any defense involving in any way the jurisdiction of the tribunal over the person of the Port Authority, the immunity of the Port Authority, its Commissioners, officers, agents or employees, the governmental nature of the Port Authority or the provisions of any statutes respecting suits against the Port Authority; and (c) the Lessee shall be solely responsible for the payment of premiums therefor notwithstanding that the Port Authority is named as an additional insured. A renewal policy or certificate or binder shall be delivered to the Port Authority at least fifteen (15) days prior to the expiration date of each expiring policy, except for any policy expiring after the Expiration Date. If at any time any of the policies shall be or become unsatisfactory to the Port Authority as to form or substance, or if any of the carriers issuing such policies shall be or become unsatisfactory to the Port Authority, the Port Authority shall notify the Lessee to that effect in writing and the Lessee shall promptly obtain a new and satisfactory policy in replacement. A carrier shall be deemed satisfactory to the Port Authority if it has and maintains a rating by Best's Insurance Reports or any successor publication of comparable standing of "A-X" or better or the then equivalent of such rating. The Port Authority will not find a policy issued by a satisfactory carrier to be unsatisfactory as to form or substance unless it contains an exclusion not generally included in commercial general liability policies which landlords owning comparable first-class office buildings in the Borough of Manhattan south of 60th Street at the time of such determination require to be maintained by tenants conducting operations similar to those conducted by the Lessee in the premises.

                  (c) Each party shall include in each of its insurance policies covering loss, damage or destruction by fire or other casualty (insuring the World Trade Center and the Port Authority's property therein in the case of the Port Authority, and insuring the Lessee's property required to be insured by Lessee under paragraph (b) above in the case of the Lessee) a waiver of the insurer's right of subrogation against the other party and any Permitted Occupants or, if such waiver should be unobtainable or unenforceable, (i) an express agreement that such policy shall not be invalidated if the insured waives before the casualty the right of recovery against any party responsible for a casualty covered by such policies, or (ii) any other form of permission for the release of the other party. If any party hereto is unable to obtain such waiver, agreement or permission without additional charge, then such party shall be relieved from providing such waiver, agreement or permission unless the other party shall elect to pay the carrier's additional charge therefor it being understood that failure of a party to so elect to pay the carrier's additional charge shall not be deemed an event of default under this Agreement; provided that if such waiver, agreement or permission would have been obtainable from an insurance carrier by payment of an additional charge (and in the case of the Port Authority it is customary for First Class Owners to pay an additional charge therefor or in the case of the Lessee it is customary for tenants in first class office buildings in downtown Manhattan containing no less than one million (1,000,000) rentable square feet to pay an additional charge therefor) then such self-insuring party shall notify the other party of the amount of such additional charge and the release by such party described in paragraph (d) below shall only be effective if the other party shall pay such additional charge, it being understood that failure of a party to so elect to pay the carrier's additional charge shall not be deemed an event of default under this Agreement.

                  (d) Each party hereby releases the other party with respect to any claim (including a claim for negligence) which it might otherwise have against the other party for loss, damage or destruction with respect to its property (including business interruption or lost rental) occurring during the term of the letting under this Agreement and with respect and to the extent to which it is insured under a policy or policies containing a waiver of subrogation or permission to release liability as provided in paragraph (c) above or self-insured.

                  (e) Nothing contained in said paragraphs (c) or (d) above of this Section shall be deemed to impose upon either party any duty to procure or maintain any of the kinds of insurance referred to therein except as otherwise required in this Section. If the Lessee shall fail to maintain insurance in effect as required in this Section or shall self-insure as permitted by paragraph (g) of this Section, the release by the Lessee set forth in paragraph
(d) above of this Section shall be in full force and effect to the same extent as if such required insurance (containing a waiver of subrogation) were in effect. Notwithstanding anything to the contrary contained in this Agreement, the carrying of insurance by the Lessee in compliance with this Section shall not modify, reduce, limit or impair the Lessee's obligations and liability under the Section of this Agreement entitled "Indemnity" and the carrying of insurance, if any, by the Port Authority shall not modify, reduce, limit or impair the Port Authority's obligations and liability under paragraph (c) of the Section of this Agreement entitled "Certain Obligations of the Port Authority".

                  (f) The Port Authority hereby represents that at the time of the execution of this Agreement there is in effect a policy of insurance under which the Port Authority is the insured covering damage to the premises and the World Trade Center, and permitting the release described in paragraphs (c) and
(d) of this Section.  The Port  Authority  does not represent or warrant that it will
continue to maintain such insurance. In the event that the Port Authority elects to act as self-insurer with respect to any loss caused by damage to the premises or the World Trade Center resulting from risks that are or would have been covered under the New York Standard Form of Fire Insurance Policy including the standard form of Extended Coverage Endorsement (the term "self insurer" meaning that the Port Authority either (i) purchases no insurance covering such loss;
(ii) purchases insurance with a deductible provision applicable to such loss; or
(iii) insures for less than the full replacement value of such loss to the World Trade Center), then solely with respect to the self-insured portion of such loss for which the Port Authority does not actually receive the proceeds of insurance,  the  Lessee's  obligation  to the  Port  Authority  pursuant  to the provisions of paragraph (b) of the Section of this Agreement entitled "Maintenance and Repair" with respect to any single occurrence of damage resulting from such risks, both to the premises and the World Trade Center, shall be limited to One Hundred Thousand Dollars and No Cents ($100,000.00) hereinafter referred to as the "Threshold Amount") so long as the waiver or release described in paragraphs (c) and (d) of this Section shall remain available on commercially reasonable terms to owners of comparable first-class buildings in the Borough of Manhattan south of 60th Street. Nothing herein shall or shall be deemed to limit the Lessee's liability pursuant to paragraph (b) of the Section of this Agreement entitled "Maintenance and Repair" for the portion of such loss which does not exceed the Threshold Amount and with respect to the portion of such loss which does not exceed the Threshold Amount the provisions of paragraph (b) of the Section of this Agreement entitled "Maintenance and Repair" shall control, and nothing contained in this paragraph shall or shall be deemed to limit or affect the Lessee's liability with respect to damage not insurable under the New York Standard Form of Fire Insurance Policy and the New York Standard Form of Extended Coverage Endorsement.

Section 38.       Late Charges

                  (a) If the Lessee should fail to pay any amount required under this Agreement when due to the Port Authority, including without limitation any payment of basic, percentage or other rental or any payment of utility or other charges or if any such amount is found to be due as the result of an audit, then, in such event, the Port Authority may impose (by statement, bill or other writing delivered to the Lessee) a late charge with respect to each such unpaid amount for each late charge period (hereinbelow described) during the entirety of which such amount remains unpaid, each such late charge not to exceed an amount equal to eight-tenths of one percent (.8%) of such unpaid amount for each late charge period. There shall be twenty-four (24) late charge periods on a calendar year basis; each late charge period shall be for a period of at least fifteen (15) calendar days except one late charge period each calendar year may be for a period of less than fifteen (15) (but not less than thirteen (13)) calendar days. Without limiting the generality of the foregoing, late charge periods in the case of amounts found to have been owing to the Port Authority as the result of Port Authority audit findings shall consist of each late charge period following the date the unpaid amount should have been paid under this Agreement. If the precise amount of any payment required to be made by the Lessee under this Agreement cannot be known to the Lessee or if a payment is not due until the delivery of a statement, notice or bill, such payment shall not be deemed due to the Port Authority for purposes of this Section until fifteen (15) days after the date on which the Port Authority gives notice to the Lessee of the amount of such payment. No periodic payment of basic rental or additional basic rental shall be deemed to be a payment the amount of which cannot be known until the delivery of a bill, notice or statement. Each late charge shall be payable immediately upon demand made at any time therefor by the Port Authority. No acceptance by the Port Authority of payment of any unpaid amount or of any unpaid late charge amount shall be deemed a waiver of the right of the Port Authority to payment of any late charge or late charges payable under the provisions of this Section with respect to such unpaid amount. Each late charge shall be and become additional rent, recoverable by the Port Authority in the same manner and with like remedies as if it were originally a part of the rental as set forth in the Section of this Agreement entitled "Basic Rental". Nothing in this Section is intended to, or shall be deemed to, affect, alter, modify or diminish in any way
(i) any rights of the Port Authority under this Agreement, including without limitation the Port Authority's rights set forth in the Section of this Agreement entitled "Termination" or (ii) any obligations of the Lessee under this Agreement. In the event that any late charge imposed pursuant to this Section shall exceed a legal maximum applicable to such late charge, then, in such event, each such late charge payable under this Agreement shall be payable instead at such legal maximum. In the event that a late charge or charges is imposed on an unpaid amount which is later finally determined by written agreement of the parties or by a court of competent jurisdiction not to have been due and payable by the Lessee, the Port Authority shall refund the amount of such late charge or charges to the Lessee at the time of the refund of such unpaid amount.

                  (b) In the event that the Lessee shall in good faith dispute the amount of any charge or other amount claimed by the Port Authority as due and payable to it by the Lessee under this Agreement, and shall withhold solely the portion of such charge or amount in dispute (and shall pay the remainder of such charge or amount to the Port Authority), after notice to the Port Authority of the amount to be withheld and the reason for such withholding, no late charge shall be imposed on any such withheld amount pursuant to the provisions of paragraph (a) of this Section for a period of thirty (30) days following such notice so long as the withheld amount shall be the subject of a bona fide dispute between the Lessee and the Port Authority, provided, that nothing in this paragraph shall permit or be deemed to permit the Lessee to dispute and withhold any payment of basic rental, additional basic rental, or other periodic payment, or any portion thereof, or all or part of any other charge or amount if such amount, or the rate necessary to calculate such amount, is specified in this Agreement or is otherwise known to the Lessee, except by reason of offset or abatement expressly provided for in this Agreement. The Lessee and the Port Authority will promptly meet and make good faith efforts to resolve any such dispute, and from and after the resolution of such dispute, if any amount shall be due and owing to the Port Authority the Lessee shall pay a late charge on such amount calculated in accordance with the provisions of paragraph (a) of this Section from the date such amount was originally due to the Port Authority to the date such amount is paid to the Port Authority. If the Lessee shall pay to the Port Authority such disputed amount "under protest" then the Lessee shall promptly serve a Notice of Claim on the Port Authority and shall diligently commence and prosecute a legal action with respect to the disputed amount to resolution. Upon resolution of such dispute the Port Authority shall pay to the Lessee an amount calculated in accordance with the provisions of paragraph (a) hereof on any part of the disputed amount paid "under protest" that was not due to the Port Authority from the date such part of the disputed amount was paid to the Port Authority "under protest" to the date the same was repaid to the Lessee. Nothing contained in this paragraph shall, or shall be deemed to, affect the Port Authority's right to terminate this Agreement and the letting hereunder in accordance with the terms of this Agreement, or exercise any other remedy available to it under this Agreement, or otherwise, whether in law or in equity, consequent upon the Lessee's failure to pay any amount in dispute as herein provided, except that the Port Authority agrees not to exercise such remedies during the thirty (30) day period after the Lessee notifies the Port Authority of the reason for the dispute, so long as the Lessee is making a good faith effort to resolve such dispute during such thirty (30) day period.

Section 39.       Force Majeure

                  (a) Neither the Port Authority nor the Lessee shall be liable for any failure, delay or interruption in performing its obligations hereunder due to causes or conditions beyond its control, provided, however, that this provision shall not apply to the Lessee's obligations to pay the rentals specified in this Agreement, or its obligation to pay any other fees, charges or money payments due to the Port Authority hereunder, or to the Port Authority's obligation to grant any abatement or a credit against rentals hereunder to pay any portion of the Lessee's Finishing Allowance, if any, or Reimbursement Amount, if any, or to pay any other fees, charges or money payments, if any, due to the Lessee under this Agreement.

                  (b) Except as  expressly  set forth in  paragraph  (c) of this
Section and in the Sections of this Agreement entitled "Casualty", "Condemnation" and "Governmental Compliance", or expressly provided elsewhere in this Agreement, no abatement, diminution or reduction of the rent or other charges payable by the Lessee, shall be claimed by or allowed to the Lessee for any inconvenience, interruption, cessation or loss of business or other loss caused, directly or indirectly, by any present or future laws, rules, requirements, orders, directions, ordinances or regulations of the United States of America, or of the state, county or city governments, or of any other municipal, governmental or lawful authority (other than the Port Authority or any other governmental entity succeeding to the Port Authority's interest) whatsoever, or by priorities, rationing or curtailment of labor or materials (not caused by the actions of the Port Authority or any governmental entity succeeding to the Port Authority's interest), or by war or any matter or thing resulting therefrom, or by any other cause or condition beyond the control of the Port Authority, nor shall this Agreement be affected by any such causes or conditions.

                  (c) In the event that as a result of any failure to provide the Lessee with access to the premises in accordance with the Section of this Agreement entitled "Ingress and Egress", or to supply elevator service to the premises, or to supply other services which the Port Authority has agreed to supply pursuant to the Section of this Agreement entitled "Services and Utilities" (whether or not excused by paragraphs (a) or (b) above of this Section, paragraph (h) of the Section of this Agreement entitled "Services and Utilities" or other provisions hereof), or as a result of any removal and replacement of any Hazardous Materials or any asbestos or asbestos-containing material by the Port Authority, whether pursuant to the Section of this Agreement entitled "Port Authority Work" or pursuant to the Section of this Agreement entitled "Rights of Entry Reserved", or as a result of any work, repairs or installation performed by the Port Authority or failure by the Port Authority to perform obligations expressly undertaken by the Port Authority pursuant to this Agreement:

                  (1) renders uninhabitable, untenantable or unusable (i) one or more portions of the premises so that the Lessee's operations under the Section of this Agreement entitled "Rights of User by the Lessee" cannot reasonably be conducted therein, (ii) more than fifty percent (50%) of Area A, Area A-1 or any other portion of the premises constituting a full floor of the Building, or (iii) more than fifty percent (50%) of the entire premises;

                  (2) such failure of service or the presence of such material, as the case may be, is not the result of the fault of the Lessee, its officers, employees, agents or contractors, and

                  (3) the Lessee shall give notice to the Port Authority of such fact and shall thereafter not use the premises or said portion thereof for the Lessee's operations permitted by the Section of this Agreement entitled "Rights of User by the Lessee" for three (3) consecutive business days, then for the period commencing on the date of the Lessee's notice and continuing for so long as such uninhabitable, untenantable or unusable condition and non use shall continue, the Lessee shall be entitled to an abatement of the basic rental and the additional basic rental hereunder (as provided for in the Section of this Agreement entitled "Abatement of Rental") (X) solely as to the portion of the premises so rendered uninhabitable, untenantable or unusable and which is unused, (Y) the entirety of Area A, Area A-1 or such other full floor portion of the premises, in the case more than fifty percent (50%) of such Area or of such full floor portion of the premises is rendered uninhabitable, untenantable or unusable and the entirety of such Area or of such full floor portion of the premises is unused, or (Z) the entire premises, in the case more than fifty percent (50%) of the entire premises is rendered uninhabitable, untenantable or unusable and the entire premises is unused. In the event that such uninhabitable, untenantable or unusable condition shall continue for more than sixty (60) consecutive calendar days after such notice of the Lessee or the number of entire business days in more than one such uninhabitable, untenantable or unusable period following notice of the Lessee shall exceed sixty (60) entire business days in any twelve (12) calendar month period, then the Lessee shall have the right, by thirty (30) days prior notice to the Port Authority given at any time thereafter in any such uninhabitable, untenantable or unusable period or within thirty (30) days after the end thereof, to terminate the letting of the entire premises under this Agreement with the same effect as expiration. For the purposes of this paragraph (c) the Lessee shall be deemed to not be using the premises or portion thereof if no employees shall be located thereon for the regular conduct of its business.

                  (d) The inability of either party to pay for goods, services or pay its debts as they become due shall not be deemed to be a cause or condition beyond the control of such party for the purposes of this Agreement, nor shall such inability excuse either party from performing any obligation set forth in or arising under this Agreement.

Section 40.       Premises

                  The Lessee acknowledges that except as expressly set forth in this Agreement it has not relied upon any representation or statement of the Port Authority or its Commissioners, officers, employees or agents as to the suitability of the premises for the operations permitted on the premises by this Agreement. Without limiting any obligation of the Lessee to commence operations hereunder at the time and in the manner stated elsewhere in this Agreement, the Lessee agrees that no portion of the premises will be used initially or at any time during the letting which is in a condition unsafe for the conduct of the Lessee's operations hereunder so that there is an unreasonable likelihood of injury or damage to life or property. For all purposes of this Agreement the premises hereunder (notwithstanding any statement elsewhere in this Agreement of any rule for the measurement of the area thereof) shall be deemed to include all of the enclosing partitions, and the adjacent exterior building walls and glass to and including the exterior surface thereof, provided, that nothing herein shall be construed to require the Lessee to clean, maintain or repair the building's exterior windows (except for the interior surface thereof, to the extent the cleaning of such surface is not included in the services provided by the Port Authority without separate charge and described in Schedule B attached to this Agreement) exterior walls (except for the interior space thereof), or roof, except under circumstance as to which paragraph (b) of the Section entitled "Maintenance and Repair" applies, subject to the provisions of the Section hereof entitled "Casualty" and the provisions of the Section hereof entitled "Liability Insurance".

Section 41.       Governmental Compliance

                  (a) In the event that possession of all or any portion of the premises is required by the Port Authority to comply with any present or future governmental law, rule, regulation, requirement, order or direction promulgated by a governmental authority other than the Port Authority, and, provided, that on an economic or operational basis it would be impracticable to comply with such requirement in another manner, the Port Authority shall give the Lessee ninety (90) days' prior written notice, except in the case of an emergency in which case it shall give the Lessee such notice as may be practicable, that all or any such portion of the premises is so required and the Lessee shall deliver all or any such portion of the premises so required on the date specified in such notice and, if the Lessee does not so deliver, the Port Authority may take the same. No such taking or delivery shall be or be construed to be an eviction of the Lessee or a breach of this Agreement. In the event that the Lessee has received a notice hereunder it shall deliver all or any such portion of the premises so required in the same condition as that required hereunder for the delivery of the premises on the cessation of the letting. In the event of the taking or delivery of all the premises, this Agreement and the letting hereunder shall on the day of such taking or delivery cease and expire as if that day were the date originally stated herein for the expiration of this Agreement; and, in the event of the taking or delivery of any portion of the premises, then, from and after such taking or delivery, such portion of the premises shall cease to be a part of the premises hereunder. There shall be an abatement of the rental in the event of any such taking or delivery of a portion of the premises as provided in the Section of this Agreement entitled "Abatement of Rental". The Lessee may elect to terminate this Agreement if as a result of such taking or conveyance, (1) the Lessee no longer has a reasonable means of access to the remaining portion of the premises, or (2) the portion of the premises taken constitutes more than twenty thousand (20,000) rentable square feet and a responsible officer of the Lessee certifies that in the good faith judgment of the Lessee, the Lessee cannot reasonably operate its business in the remaining portion of the premises in substantially the same manner as such business was operated prior to such taking. The Lessee shall give notice to the Port Authority of any election to terminate this Agreement within sixty (60) days after such taking or conveyance set forth in the preceding sentence is given by the Port Authority to the Lessee, such termination to be effective on the date specified in the Lessee's notice but not later than one hundred eighty (180) days following the date of the Lessee's notice. Upon the date specified in the Lessee's notice, the term of this Agreement shall terminate with the same force and effect as if the effective date of termination were the original date of expiration hereof. Any notice of termination given by the Lessee pursuant to the provisions of this paragraph shall not be effective if at the time of the giving of such notice or on the intended effective date thereof the Lessee is in default (after the giving of any required notice and the expiration of any applicable cure period) in the payment of any monetary obligation owing to the Port Authority under this Agreement. If any basic rental or additional basic rental is due to the Port Authority for any portion of the term prior to the effective date of termination or if any basic rental or additional basic rental has been paid by the Lessee for any portion of the term subsequent to the effective date of termination, the same shall be payable by the Port Authority or by the Lessee to the other, as the case may be, within twenty (20) days after demand therefor.

                  In the event of a taking that does not result in the termination of this Agreement, the Port Authority shall, at its sole cost and expense and regardless of whether any award(s) shall be sufficient for the purposes, proceed with due diligence, except for causes or conditions beyond its control, to repair, alter and restore the portion of the Building in which the premises are located and the remaining part of the premises (including, without limitation, all leasehold improvements), to the extent feasible, to their condition immediately prior to the taking so as to constitute the remaining portion of the Building and the remaining part of the premises complete and tenantable.

Section 42.       Services and Utilities

                  (a) Subject to all the terms and provisions of this Agreement, the Port Authority will furnish without additional charge to the Lessee the following:

                  (1) During normal business hours and during the hours between 8:00 o'clock A.M. and 6:00 o'clock P.M. on legal holidays (as defined in Exhibit R) on which the New York Stock Exchange is trading, heat, ventilation and air cooling in accordance with the design criteria and capacities set forth in Schedule D attached to this Agreement and hereby made a part hereof;

                  (2) Cleaning services, including trash removal, as described in Schedule B attached hereto and hereby made a part hereof;

                  (3) (i) During normal business hours, passenger elevator service to the premises, which service shall be reduced outside of normal business hours to no less than two (2) cars (except in case of an emergency or repairs); and (ii) during normal business hours, one
         (1) freight elevator car serving the premises and the entire Building on call on a "first come, first served" basis, and outside of normal business hours, freight elevator service as provided below in this paragraph (a);

                  (4) Cleaning of the exterior surfaces of the exterior building glass no less than once during each twelve (12) month period during the term of the letting; and

                  (5) The Lessee shall have non-exclusive access to and use of the loading dock area in the basement of the World Trade Center on a "first come, first served" basis in common with, and subject to the rights of, all other tenants and occupants of the World Trade Center. The Port Authority has made no representations or warranties with respect to the security or safety of the loading dock area or of any of the Lessee's property left therein and the Lessee shall assume all risk of any damage, loss or theft thereof or thereto occurring from any cause whatsoever. The Lessee shall not use the loading dock area for automobile parking or for any other non-commercial use.

There shall be no charge for the reserved use of freight elevator service outside of normal business hours in connection with the Lessee's initial moving of its property into the premises or any space added to the premises after the date hereof at or prior to the commencement of its use of the premises or any such space added to the premises for the purposes set forth in the Section of this Agreement entitled "Rights of User by the Lessee", such reservation to be subject to the availability of elevator capacity at such times. In addition, the Lessee shall be entitled to up to one hundred twenty (120) hours of freight elevator lifting and hoisting services, without charge, for its construction material during the performance of its initial construction and installation work. All other freight elevator usage and all heating ventilating and air-conditioning service, in each case outside of normal business hours or on other than business days, ("overtime usage") including without limitation thereto the use of freight elevators for transporting construction materials and personnel, shall be requested by the Lessee in accordance with the Port
Authority's rules and regulations in effect at the time of such request. Overtime freight elevator service will be on a reservation "first come, first served" basis and the Lessee agrees to pay charges to the Port Authority for such other overtime freight elevator usage at the rates, if any, in effect from time to time (as they may be increased) generally charged by the Port Authority to other tenants of the World Trade Center. The charge for overtime heating, ventilating and air cooling service shall be at the rate of Twenty-seven Dollars and Fifty Cents ($27.50) per fan hour with a minimum usage of not less than two
(2) hours, and a minimum activation of not less than two (2) fans; such charges shall be subject to increase by the Port Authority from time to time but shall in no event exceed the rates, if any, in effect from time to time generally charged by the Port Authority to other tenants of the World Trade Center. The charges for overtime freight elevator service and heating ventilating and air-conditioning service shall be payable within thirty (30) days after demand therefor and shall be recoverable with like remedies as if they were a part of the basic rental reserved under this Agreement.

                  (b) With respect to each partial floor constituting a part of the premises, the Port Authority shall, without additional charge, furnish non-exclusive toilet and washroom facilities for the Lessee's officers, members, employees, agents, representatives, contractors, customers, guests and invitees. The Port Authority shall furnish, without charge to the Lessee, hot (approximately 140(Degree)F) and potable cold water for sanitary purposes in the public bathrooms located in the portions of the premises shown in horizontal hatching on Exhibit A and on any Exhibit depicting a full floor constituting a part of the premises and in any pantries, kitchenettes, bathrooms or drinking fountains constructed or installed by the Lessee pursuant to the applicable provisions of the Section of this Agreement entitled "Construction by the Lessee" and in accordance with paragraph (e) of the Section of this Agreement entitled "Responsibilities of the Lessee". In the event that the Lessee shall construct one or more full kitchens (not pantries or kitchenettes, which do not have a stove or conventional oven) in the premises pursuant to the provisions of the Section of this Agreement entitled "Construction by the Lessee" or shall construct more than two (2) such pantries or kitchenettes (or any combination thereof in excess of two (2)) on any one floor comprising the premises, then the Lessee shall pay the Port Authority for cold and hot water provided to such kitchens and pantries in accordance with the following provisions. The Port Authority shall measure the quantities of such cold and hot water supplied to the Lessee for such kitchens and pantries and kitchenettes (to the extent there are more than two (2) pantries or kitchenettes or any combination thereof in excess of two (2) on any one (1) floor) by meters to be installed by the Port Authority for such purpose and the Lessee shall pay to the Port Authority for such cold water and hot water as billed by the Port Authority from time to time at the following rates; (i) cold water at the rate of Thirty-six Dollars and Sixty-eight Cents ($38.68) per thousand cubic feet, and (ii) hot water at the rate of Sixty-two Dollars and Seventy-one Cents ($62.71) per thousand cubic feet; the charges to be subject to increase from time to time by reason of increase in rates charged the Port Authority as provided in paragraph (f) of this Section 42, and with respect to the charge for metered hot water to also be subject to increase from time to time as follows: "Wage rate" as used in this paragraph shall mean the hourly straight time wage rate for Engineers as that wage rate is established from time to time by collective bargaining agreement between the Realty Advisory Board on Labor Relations, Incorporated, acting on behalf of various building owners, and Local 94 of the International Union of Operating Engineers, AFL-CIO, and "basic wage rate" shall mean the wage rate in effect on January 1, 1996. From and after the effective date of each wage rate established during the term of the letting under this Agreement, the Lessee shall pay charges for metered hot water in addition to the charge set forth above, such additional charge to be an amount computed by multiplying the said charge by the percentage increase in the wage rate so established over the basic wage rate. If either the Realty Advisory Board on Labor Relations, Incorporated, or Local 94 of the International Union of Operating Engineers, AFL-CIO shall cease to exist or a collective bargaining agreement shall cease to be negotiated between the Realty Advisory Board on Labor Relations Incorporated and Local 94 of the International Union of Operating Engineers, AFL-CIO, then the wage rate to be used for computing increases in the said charge shall be the wage rate for Engineers established under such collective bargaining agreements as the Port Authority shall reasonably select. If the job classification "Engineers" shall be renamed or abolished, then the Port Authority will select the job classification performing substantially the same labor function as Engineers and the wage rate of the job classification so selected shall be used in computing increases in the said charge as provided for herein.

                  (c) (i) Subject to all the terms and provisions of this Agreement, the Port Authority shall furnish to the Lessee electricity to the electric closets on each floor on which the premises are located consisting of ten watts per usable square foot and the Lessee shall pay for the consumption and demand for electricity in each Area of the premises by or on behalf of the Lessee from and after the Commencement Date for that Area (without duplication of payment for the period prior to execution of the Agreement by the parties hereto). The consumption of and demand for electricity in the premises (being hereinafter referred to as "consumption and demand") shall, subject to the provisions of the following sentence, be measured by a meter or meters having a glass exterior surface furnished by the Port Authority at its expense for that purpose and installed at its expense (but nothing herein shall relieve the Lessee from performing all other work that may be necessary to measure the Lessee's consumption and demand by meter as provided in the Section of this Agreement entitled "Construction by the Lessee") on or off the premises, and in the event any meter fails to record such consumption and demand, the quantity of electricity so supplied during any period that a meter is out of service, will be considered to be the same as the quantity supplied during a like period, either immediately before or immediately after such interruption as reasonably selected by the Port Authority. In the event that a meter to measure the consumption and demand for electricity has not been installed in any portion of the premises on the commencement date of the letting of any such portion of the premises then in such event and until such meter is so installed in such portion of the premises the Port Authority shall periodically throughout the term of the letting at such times as the Port Authority may elect arrange for a survey of such unmetered portion of the premises by an independent utility consultant to be selected by the Port Authority (and to be reasonably acceptable to the Lessee) for the purpose of establishing the Lessee's consumption and demand for electricity in such portion of the premises. The determination of such consumption and demand by survey shall be based on the wattage of lamps and any other electrical machinery and the frequency and duration of the use thereof in the premises. The Lessee shall pay the cost of such consumption and demand, either as determined by meter or survey, for each such billing period to the Port Authority within twenty (20) days of demand therefor and the same shall be deemed additional rental collectible in the same manner and with like remedies as if it were part of the basic rental reserved hereunder. The Lessee's consumption and demand shall be paid for by the Lessee at the rate of one hundred fifteen percent (115%) of the rates (including the fuel or other adjustment factor, if any,) which at the time of each billing period (as such billing periods are established by the public utility providing electricity in the vicinity of the World Trade Center) is actually paid by the Port Authority to the Power Authority of the State of New York ("PASNY") provided, that, if the rates actually paid by the Port Authority to PASNY shall vary based upon the amount of usage, the Lessee's total consumption and demand in the premises shall be paid for by the Lessee at the rate of one hundred fifteen percent (115%) of the average cost per kilowatt hour of consumption and the average cost per kilowatt of demand (including the fuel or other adjustment factor, if any) per billing period actually paid by the Port Authority to PASNY. In the event that the Port Authority shall no longer be eligible or able to receive electricity from PASNY or in the event that the World Trade Center or the building in which the premises is located is sold and the new owner thereof is unable to obtain electricity from PASNY, then the Lessee's consumption and demand of electricity per billing period shall be paid for by the Lessee at one hundred percent (100%) of the average cost (including the fuel or other adjustment factor, if any) per kilowatt hour of consumption and the average cost per kilowatt of demand per billing period actually paid to the public utility company for supplying electricity to the World Trade Center or to the Building for such billing period. The Lessee acknowledges that its consumption and demand for electricity shall include the use of electricity by the Port Authority and its cleaning contractor for lighting and for normal and usual electrical equipment required to be used in connection with the cleaning of the premises. The Port Authority will request its cleaning contractor to make reasonable efforts to conserve the use of electricity in connection therewith. The Lessee's consumption and demand shall not include any electricity consumed in connection with the furnishing by the Port Authority of base building heat, ventilation and air-cooling to the premises. The Lessee shall have the right at its cost and expense to install a totalizing meter for the measurement of its demand and consumption of electricity in the premises.

                  (ii) Notwithstanding that the Port Authority has agreed to supply electricity to the Lessee, the Port Authority shall be under no obligation to provide or continue such service if the Port Authority is prevented by law, agreement or otherwise or by the public utility company furnishing electricity to the Building from metering or measuring consumption and demand as set forth in subparagraph (i) of this paragraph (c) or elects not to so meter or measure the same provided that unless prevented by law or by the public utility company furnishing electricity to the Building, the Port Authority will not discontinue the supply of electricity to the Lessee unless it discontinues such supply to all non-governmental entities in the Building. In the event the Port Authority does so discontinue the supply of electricity, the Lessee shall make all arrangements and conversions necessary to obtain electricity directly from the public utility company supplying electricity in the vicinity. Also in such event the Lessee shall perform the construction necessary for conversion and if any lines or equipment of the Port Authority are with the consent of the Port Authority used therefor the Port Authority may make an appropriate charge therefor to the Lessee based on its reasonable costs and expenses for the said lines and equipment. If the Port Authority discontinues the supply of electricity for reasons other than being prevented by law or by the public utility company furnishing such electricity, the Port Authority shall grant the Lessee a credit against its rental obligations next becoming due in an amount equal to the Lessee's reasonable out-of-pocket costs of performing the construction necessary for conversion. If the Port Authority discontinues the supply of electricity because it is prevented by law or by the public utility company furnishing such electricity, the Port Authority shall grant the Lessee a credit against its rental obligations next becoming due in an amount equal to fifty percent (50%) of the Lessee's reasonable out-of-pocket costs of performing the construction necessary for conversion. The Port Authority shall grant the credit provided for herein within thirty (30) days after receipt of a statement certified by the chief financial officer of the Lessee setting forth the itemized costs of such conversion and all documents reasonably required by the Port Authority in reasonably sufficient detail to substantiate the reasonable out-of-pocket costs incurred by the Lessee. So long as the Lessee shall proceed diligently to perform such necessary construction and to make such arrangements or conversions, the Port Authority, to the extent permitted by law will not discontinue supplying electricity to the premises until the Lessee shall have been able to make all necessary arrangements to obtain such electric service directly.

                  (iii) If the Lessee shall be entitled to receive any rebate, whether from Consolidated Edison, the New York Power Authority or any other public utility company or federal, state or city agency, by reason of the installation by the Lessee, at its sole cost and expense and subject to the provisions and conditions of an approved Construction Application (if required by the provisions of the Section of this Agreement entitled "Construction by the Lessee"), of energy efficient lighting, equipment and fixtures in the premises, and if such rebate is granted to the Port Authority as the owner of the Building (rather than directly to the Lessee) or is granted to the Lessee, the Port Authority shall, subject to authorization of the Board of Commissioners of the Port Authority (and the Port Authority agrees to use its best efforts to bring such matter to the Board of Commissioners of the Port Authority if such authorization is required), if such is required, execute any forms supplied by the utility company or such agency which must be executed by the owner of the Building in order to permit the Lessee to obtain such rebate and shall pass along to the Lessee the entire amount of the rebate applicable to the premises if such rebate is granted to the Port Authority as the owner of the Building, rather than directly to the Lessee. The Port Authority shall not be required by reason of the provisions of this subparagraph, to incur or undertake any obligation, except as expressly set forth herein, or to incur any unreimbursed monetary obligation, or to perform any act which is detrimental to the Port Authority or to the Building in which the premises is located, or the World Trade Center or to other tenants.

                  (d) If the Lessee, in accordance with the Section of this Agreement entitled "Construction by the Lessee" or otherwise, erects any partitions or makes any improvements which stop, hinder, obstruct or interfere with the cooling of the air or the heating of the premises, or if the Lessee shall fail to close and keep closed the window coverings when the sun is shining on the windows of the premises, then no such action by the Lessee shall impose any obligations on the Port Authority to install facilities, fixtures or equipment for air-cooling or for heating additional to those existing or presently contemplated or to increase the capacity or output of initially existing facilities, equipment or fixtures and the Lessee shall not in any such event be relieved of any of its obligations hereunder because a comfortable temperature is not maintained. Nothing in the foregoing shall be construed to relieve the Port Authority from supplying heating, ventilating and air cooling to the premises in accordance with the design capacities and specifications set forth in Schedule D. No consent given by the Port Authority to the erection of partitions or the making of any improvements shall be or be deemed to be a representation that the work consented to will not stop, hinder, obstruct or interfere with either the cooling of the air or heating of the premises or any portion thereof. It is hereby understood further that the installation by the Lessee of any equipment which itself requires air cooling or which requires additional quantities of air cooling at the portion of the premises where such equipment is installed or the concentration in any portion of the premises of such a number of people so as to require additional quantities of air cooling, shall not impose any obligation on the Port Authority to install facilities, fixtures and equipment for air cooling additional to those initially existing, or to increase the capacity or output of initially existing facilities, equipment or fixtures and the Lessee shall not in any such event be relieved of any of its obligations hereunder, provided, that nothing herein shall be construed to relieve the Port Authority from providing heating, ventilation and air cooling in accordance with the design capacities and specifications set forth in Schedule D.

                  (e) The Lessee shall keep closed all entrance doors and all windows in the premises except that doors may be opened when required for ingress or egress. The Lessee shall not knowingly otherwise waste or dissipate the air cooling or heating services.

                  (f) If any federal, state, municipal or other governmental body, authority or agency (other than the Port Authority) or any public utility assesses, levies, imposes, makes or increases any charge, fee or rent on the Port Authority for any service, system or utility now or in the future supplied to the premises or to any occupants or users thereof or to the structure or building of which the premises form a part (including but not limited to any sewer rent or charge for the use of sewer systems), the Lessee shall, at the option of the Port Authority exercised at any time and from time to time on thirty (30) days' prior notice to the Lessee, pay, in accordance with said notice, the entire amount of such charge, fee or rent or increase thereof (if such charge, fee or rent relates to a service, system or utility which is only supplied to the premises), the amount of such charge, fee or rent or increase thereof allocated to the Lessee by the governmental body, authority or agency or the public utility assessing, levying, imposing, making or increasing such charge, fee or rent or increase (if such charge, fee or rent relates to a service, system or utility which is billed on a per user basis), or the Lessee's Proportionate Share thereof, as such term is defined in Schedule A or Schedule A-1, as the case may be (if such charge, fee or rent relates to a service, system or utility which is available or supplied to (1) the premises and any other portion of the World Trade Center, (2) areas of the World Trade Center not rented to or occupied by tenants, or (3) both), either directly to the governmental body, authority or agency or to the public utility or directly to the Port Authority, provided, that the Port Authority may not charge any such charge, fee or rent or increase thereof directly to the Lessee if it is also included in Operating Expenses as defined in Schedule A (or Schedule A-1, as the case may be) attached to this Agreement, but nothing in the foregoing proviso shall be deemed to prohibit the Port Authority from electing, from time to time, whether to include such charge, fee or rent or increase thereof in Operating Expenses or to charge the same directly to the Lessee (and not to so include the same in Operating Expenses) except as may be provided in the last sentence of this paragraph (f). In the event that such charge, fee or rent or increase thereof shall be included in Operating Expenses for the purpose of determining additional basic rental for any Escalation Year, as defined in such Schedule, then the appropriate amount of such charge, fee or rent shall also be included in Operating Expenses for the Base Operating Year, as also so defined, for such purpose. Nothing in this paragraph (f) shall require or be deemed to require the Lessee to pay a charge, fee or rent or increase thereof for any service, system or utility described in this paragraph (f) which is not actually provided to the premises or actually used by the Lessee, directly or indirectly. The Port Authority hereby agrees that unless any such charge, fee or rent shall be based upon the consumption of a service or utility by the Lessee and other tenants at the Facility, such charge, fee or rent shall, to the extent permitted under Schedule A or Schedule A-1, as the case may be, be included as a cost of operation and maintenance pursuant to Schedule A or Schedule A-1, as the case may be, rather than charged directly to the Lessee pursuant to the provisions of this paragraph.

                  (g) Subject to the provisions of this Agreement, including but not limited to the provisions of the Section of this Agreement entitled "Force Majeure", the Port Authority shall have the right to discontinue temporarily the supply of any of the above services when necessary in the reasonable opinion of the Port Authority in order to make any repairs, alterations, changes or improvements in the premises or elsewhere in the World Trade Center including but not limited to all systems for the supply of services. The Port Authority will give to the Lessee two (2) days' notice prior to discontinuing the supply of services pursuant to this paragraph, estimating the length of such discontinuance, except in the case of an emergency in which case it shall give the Lessee such notice, if any, as may be practicable. The Port Authority will use reasonable efforts to minimize the duration of any such temporary discontinuance of services and except in case of emergency, if such discontinuance threatens the health or safety of any occupant of the premises or materially interferes with the Lessee's ability to conduct its business, the Port Authority shall confine all such discontinuances to other than normal business hours. Nothing in this paragraph (g) shall be deemed to limit the provisions of paragraph (c) of the Section of this Agreement entitled "Force Majeure".

                  (h) No failure, delay, interruption or reduction in any service or services shall be or shall be construed to be an eviction of the Lessee, shall be grounds for any diminution or abatement of the rentals payable hereunder, or shall constitute grounds for any claim by the Lessee for damages, consequential or otherwise, unless due to the wilful or negligent acts or omissions of the Port Authority, its Commissioners, employees, agents or contractors, but nothing in this paragraph (h) shall be deemed to limit the provisions of paragraph (c) of the Section of this Agreement entitled "Force Majeure".

                  (i) The Port Authority shall be under no obligation to supply any service or services if and to the extent and during any period that the supplying of any such service or services or the use of any component necessary therefor shall be prohibited or rationed by any federal, state or municipal law, rule, regulation, requirement, order or direction and if the Port Authority deems it in the public interest to comply therewith, even though such law, rule, regulation, requirement, order or direction may not be mandatory on the Port Authority as a public agency, but nothing in this paragraph (i) shall be deemed to limit the provisions of paragraph (c) of the Section of this Agreement entitled "Force Majeure".

                  (j) The Port Authority shall have no obligations or responsibility with respect to the performance of any services or providing, supplying or furnishing to the Lessee of any utilities or services whatsoever except as expressly provided in this Agreement.

                  (k) The Lessee, subject to all the terms and conditions of this Agreement and in conjunction with its permissible operations in the premises, shall have (i) the non-exclusive right to access and use all of the telephone and electrical closets on each floor where the entire floor is included in the premises and (ii) the non-exclusive right where reasonably necessary to access and use all of the telephone and electrical closets on any floor of the premises where only a portion of such floor is included in the premises.

                  (l) Subject to all the terms and conditions of this Agreement and any reasonable procedures established by the Port Authority in connection thereunder, the Lessee shall have the right to obtain cable television and other telecommunications services from suppliers of the same authorized by the Port Authority to supply the same to tenants in the Building.

                  (m) From and after the earlier of the Area A Commencement Date and the Area A-1 Commencement Date, the Port Authority will furnish condenser water, sufficient for a rated capacity not exceeding fifty-five (55) tons, for use by the Lessee in air-cooling equipment installed by the Lessee in the premises, and auxiliary air, not to exceed one thousand one hundred (1,100) cubic feet per minute in addition to that furnished to the Lessee by the standard building system, for use by the Lessee in ventilating equipment installed by the Lessee in the premises. The Lessee agrees to pay to the Port Authority for such condenser water an annual charge at the rate of One Thousand One Hundred Twenty-three Dollars and Thirty-one Cents ($1,123.31) per ton of the rated cooling capacity of the Lessee's equipment as reasonably determined by the Port Authority and for such auxiliary air an annual charge at the rate of Six Dollars and Ten Cents ($6.10) per cubic foot per minute of rated capacity for which the Lessee's equipment is designed as reasonably determined by the Port Authority; such charges to be subject to increase as provided in paragraph (o) of this Section. Upon the installation of the Lessee's air-cooling equipment or ventilating equipment, or in the event of any changes made in such air-cooling equipment or ventilating equipment or the installation thereof, the Lessee shall supply to the Port Authority such certifications of rated capacity as the Port Authority may reasonably request, including certifications of the Lessee's licensed engineer.

                  (n) In the event that the Port Authority in its sole discretion elects to construct a system, including the necessary risers, capable of providing chilled water to the Lessee's premises for use in air cooling equipment installed or to be installed by the Lessee in the premises (it being understood that the Port Authority shall have no obligation to construct such chilled water system) then the Port Authority upon completion of such chilled water system will notify the Lessee (hereinafter in this paragraph (n) called the "Availability Notice") and upon reasonable prior notice thereafter from the Lessee, and provided the Port Authority has chilled water then available to supply to the Lessee without performing additional construction, will furnish chilled water to the Lessee in the premises for operation of the equipment comprising air cooling facilities to be installed by the Lessee, provided, that if the Lessee requests chilled water within one (1) year after the Availability Notice then the Port Authority will supply the amount of chilled water requested by the Lessee sufficient for a rated capacity not to exceed fifty-five (55) tons. The Lessee agrees to pay to the Port Authority for such chilled water an annual charge at the rate of One Thousand One Hundred Eighty-four Dollars and Twenty-four Cents ($1,184.24) per ton of the rated cooling capacity of the Lessee's equipment as reasonably determined by the Port Authority; such charges to be subject to increase both prior and subsequent to the commencement of chilled water usage by the Lessee, as provided in paragraph (o) of this Section. The Port Authority will not be obligated to furnish chilled water to the Lessee unless and until the Port Authority and the Lessee enter into an agreement (the "Chilled Water Agreement") for the furnishing of same, which agreement will be substantially in accordance with the terms and conditions of this paragraph and paragraphs (o) and (p) of this Section and shall be promptly prepared by the Port Authority and delivered to the Lessee after notice from the Lessee requesting chilled water and the Port Authority agrees to deliver a fully executed copy of such Chilled Water Agreement to the Lessee within thirty (30) days after receipt of such Chilled Water Agreement executed and acknowledged by an authorized officer of the Lessee. Upon the installation of the Lessee's air-cooling equipment which uses chilled water or in the event of any changes made thereto, the Lessee shall supply to the Port Authority such certifications of rated capacity as the Port Authority may reasonably request including certifications of the Lessee's licensed engineer. The Lessee will be obligated to pay for all chilled water which is initially requested by the Lessee and which the Port Authority is obligated to provide hereunder regardless of whether the Lessee uses or discontinues such use. In the event that the Lessee shall install air cooling equipment using chilled water the Lessee may discontinue the use of condenser water in its air cooling equipment, and shall thereafter not be charged for such condenser water usage, provided, that the Lessee's air cooling equipment shall be promptly disconnected from the Port Authority's condenser water system, at the Lessee's sole cost and expense.

         (o) The annual charges for condenser water, auxiliary air and chilled water shall be payable in advance in equal monthly installments and shall be payable at the same time, in the same manner and shall be recoverable with like remedies as if they were a part of the basic rental reserved under the Lease. The said charges shall be subject to increase from time to time as follows:
"Wage rate" as used in this paragraph shall mean the hourly straight time wage rate for Engineers as that wage rate is established from time to time by collective bargaining agreement between the Realty Advisory Board on Labor Relations, Incorporated, acting on behalf of various building owners, and Local 94 of the International Union of Operating Engineers, AFL-CIO, and "basic wage rate" shall mean the wage rate in effect on January 1, 1998. From and after the effective date of each wage rate established from and after January 1, 1998, the Lessee shall pay charges in addition to that stated above for condenser water and auxiliary air (and the charge for chilled water shall be adjusted, whether prior or subsequent to the commencement of chilled water usage by the Lessee), such additional charge for condenser water to be at an annual rate per ton equal to Two Dollars and Fifty Cents ($2.50) for each one percent (1%), or major fraction thereof, that the wage rate so established exceeds the basic wage rate, such additional charge for auxiliary air to be an amount computed by multiplying the charge for auxiliary air set forth in paragraph (m) of this Section by one-fifth (1/5th) of the percentage increase in the wage rate so established over the basic wage rate, and such adjustment or additional charge for chilled water to be an amount computed by multiplying the charge for chilled water set forth in paragraph (n) of this Section by the percentage increase in the wage rate so established over the basic wage rate. If either the Realty Advisory Board on Labor Relations, Incorporated, or Local 94 of the International Union of Operating Engineers, AFL-CIO, shall cease to exist or a collective bargaining agreement shall cease to be negotiated between the

Realty  Advisory  Board on Labor  Relations,  Incorporated,  and Local 94 of the
International Union of Operating Engineers, AFL-CIO, then the wage rate to be used for computing increases in the said charges shall be the wage rate for Engineers established under such collective bargaining agreements as the Port Authority shall select. If the job classification, "Engineers", shall be renamed or abolished, then the Port Authority will select the job classification performing substantially the same labor functions as Engineers and the wage rate of the job classification so selected shall be used in computing increases in the charges provided for herein.

                  (p) The Port Authority shall have no responsibility whatsoever under this Section or otherwise for conditioning or cooling the air in those portions of the premises served by the air-cooling equipment or the ventilating equipment installed by the Lessee nor for the maintenance therein of any specified temperature or comfort level, provided, however, that nothing in this sentence shall be construed to relieve the Port Authority from providing heat, ventilation and air cooling in the premises in accordance with the specifications provided in Schedule D. The Lessee shall and does hereby release the Port Authority from and shall indemnify the Port Authority against any and all claims and demands, losses or damages (including but not limited to any such occurring to any data processing or other equipment located in the premises or any work product thereof or any loss of data, loss of business and business interruption losses) arising or resulting from the failure to maintain a proper temperature or air quality in such portions of the premises and regardless of whether the same is due to the acts or omissions of the Port Authority, the Lessee or of others. The Port Authority shall remain fully liable for all damage to equipment and other property owned or leased by the Lessee (excluding, however, loss of data, loss of business and business interruption losses and all personal injury) arising as a result of the chilled water which the Port Authority provides to the point of connection to the Lessee's equipment being contaminated. Nothing herein shall be construed to relieve the Port Authority from furnishing heat, ventilation and air cooling in accordance with the provisions of paragraph (a) of this Section 42 and Schedule D attached hereto. There shall be no tap-in charge for connecting the Lessee's air cooling and ventilating system to the Port Authority's condenser water, auxiliary air supply or chilled water system, provided, that, except in the case of the first connection of the Lessee's condenser water system to the Building system and the case of the first connection of the Lessee's chilled water system to the Building system (if chilled water is made available to the Lessee pursuant to this Section), the Port Authority may impose a charge if it is necessary to drain all or part of its condenser water or chilled water system in order to effectuate such connection, provided, further, that the Lessee shall perform all such connection work at its sole cost and expense.

Section 43.       Partnership Provision

                  If the Lessee is a partnership on the date set forth in the first line of this Agreement or, if the Lessee should assign this Agreement to a partnership with the consent of the Port Authority, the individuals constituting the partnership from and after the said date or the effective date of such assignment, as the case may be, shall be and continue to be jointly and severally liable for performing and observing the obligations of the Lessee hereunder except as expressly provided in this Section. Furthermore, any new partners of the Lessee shall, by their admission as partners, be deemed to have assumed liability jointly and severally with the then partners for the obligations of the Lessee under this Agreement, arising subsequent to their admission as partners, and neither the admission of new partners nor the withdrawal of partners shall be a violation of the Section of this Agreement entitled "Assignment and Sublease" or of paragraphs (a)(4) or (a)(6) of the Section of this Agreement entitled "Termination", or any other provision hereof, if the conditions hereinafter stated in this Section are satisfied. The Lessee shall notify the Port Authority of the admission of each new partner and shall supply to the Port Authority a written agreement executed by each new partner confirming assumption of liability as described above. Notwithstanding any provisions of this Agreement, or any law to the contrary, or the provisions of any agreement executed by the Lessee during the term of the letting, if any partner of the Lessee shall die during the unexpired portion of the term of this Agreement, or if any partner of the Lessee shall complete his or her retirement from the Lessee, or sever his or her connection with the Lessee for reasons other than death or retirement, during the unexpired portion of the term of this Agreement, such partner and his or her estate shall be relieved of all liability for performance of Lessee's obligations under this Agreement accruing after such death, retirement or severance, provided, that in order to obtain such release with respect to any such partner the Lessee shall give notice to the Port Authority on behalf of the deceased, retiring or withdrawing partner of such death, retirement or severance, and, provided, further, that the total partnership assets available to meet the obligations of the Lessee under this Agreement immediately after such death, retirement or severance shall not be materially less than the total partnership assets available to meet the obligations of the Lessee under this Agreement immediately prior to such death, retirement or severance.

Section 44.       Additional Space

                  (a) In the event that any adjacent office space, as defined in this paragraph (a), shall be or becomes "available for leasing" during the letting of the premises under this Agreement, and provided the Lessee is not then in default (after the giving of any required notice and the expiration of any subsequent period to cure such default specifically provided for in this Agreement) in the payment of any amount of basic rent, additional basic rent or cleaning or electricity charges, nor, on the date of the giving of said notice, has the Lessee been served with a notice of termination of this Agreement by the Port Authority and that this Agreement is in full force and effect, prior to entering into an agreement with a third party covering the letting of such available office space the Port Authority shall offer such Additional Space to the Lessee by notice in writing setting forth the date that it expects such space to become available or ready for occupancy and the number of rentable square feet comprising such available space (the said available office space so offered being hereinafter called the "Additional Space", provided, that if such available office space shall constitute all of the office space located on such floor or if, on the date of the offer referred to in this sentence, the Additional Space together with one or more portions of the premises leased by the Lessee pursuant to this Section 44 and located on the same floor as such Additional Space shall constitute all of the office space located on such floor, then the Additional Space shall also include the elevator lobby, corridor, closet (other than utility closet) and toilet spaces on such floor). The Lessee shall have the right, by written notification to the Port Authority subscribed by the president or a vice president of the Lessee and delivered to the Port Authority within thirty (30) days after receipt of the Port Authority's notice, to accept the Additional Space unconditionally in its entirety on the terms and conditions set forth in this Section 44 for the balance of the term of the letting under the Lease. For the purposes of this Agreement space shall be deemed adjacent at any given time if at that time it is on the same floor as a portion of the premises or if it is located on a floor immediately above or below a floor not less than one-half (1/2) of the rentable square feet of which at that time constitutes a portion of the premises.

                  (b) Within thirty (30) days after the date that the Lessee notifies the Port Authority of the Lessee's acceptance of such Additional Space the Port Authority shall prepare and submit to the Lessee for its execution an appropriate document supplementing this Agreement and providing for the letting of such space to the Lessee as part of the premises and thereafter the term "premises" as used in this Agreement shall include such Additional Space. Said supplemental agreement shall provide for the letting of such Additional Space on the terms and conditions set forth in this Agreement, except as provided otherwise in paragraph (d) of this
Section 44. The Lessee shall execute the said supplemental agreement by an authorized officer and return it to the Port Authority within thirty (30) days after its receipt thereof, provided, that the provisions of said supplemental agreement are in conformity with the provisions of this Agreement as modified by this Section 44. If the Lessee complies with the provisions of the foregoing sentence, the Port Authority agrees to deliver a fully executed original of such supplemental agreement to the Lessee within thirty (30) days after receipt by the Port Authority of such supplemental agreement so executed and acknowledged by the Lessee. In the event that the Lessee fails to notify the Port Authority of the Lessee's unconditional acceptance of said Additional Space within the time period set forth in this Section or in the event that the Lessee shall fail to execute, acknowledge and deliver said supplemental agreement to the Port Authority within said thirty (30) day period, provided, that the provisions of said supplemental agreement are in conformity with the provisions of this Agreement as modified by this Section 44, then the Lessee shall thereupon have no further rights or interest in or to such Additional Space and the provisions of this Section with respect thereto shall be of no further force or effect throughout the balance of the term of the letting under this Agreement and the Port Authority shall have the right to lease such space, or any portion thereof, to any third party on terms or conditions (including but not limited to rental, term, space finishing and use provisions) different from those which would have governed the letting to the Lessee of such space and on more or less favorable terms and conditions, all as the Port Authority in its sole discretion may determine, provided, that in the event that such Additional Space or a portion thereof which was previously offered to the Lessee hereunder shall be leased to another and shall thereafter be or become "available for leasing", the Port Authority will offer such Additional Space or such portion thereof to the Lessee prior to entering into an agreement with a third party covering the letting of such Additional Space or such portion thereof as set forth in this Section 44.

                  (c) The Lessee expressly understands and agrees that the Port Authority in its reasonable discretion shall determine the availability for leasing, within the conditions set forth in this Section, of any adjacent space and nothing contained herein shall obligate or be construed to obligate the Port Authority to furnish or make available to the Lessee any particular space or to terminate the letting or otherwise end the occupancy of any tenant in possession of any space or of any portion thereof prior to the scheduled expiration date of any such letting, nor shall anything herein prevent the Port Authority, without any liability of any kind to the Lessee, from extending or renewing any lease or otherwise continuing in occupancy a tenant of any space, or from consenting to an assignment of any lease, or from consenting to a sublease covering any space. No space shall be deemed "available for leasing" for purposes of this Section if it is then rented to or under negotiation with a then existing tenant of such space, or under negotiation with a prospective tenant after having been offered to the Lessee pursuant to this Section, or if a tenant thereof relets or extends or otherwise modifies or amends the term of the letting of such space or any portion thereof, or, except with respect to space located on the eighty-seventh
(87th) or ninetieth (90th) floors of the Building, if such space is subject to the then existing right of another tenant to include such space in the premises under such other tenant's lease. Nothing herein shall be deemed to limit the Port Authority's right to freely discuss and negotiate with third parties for the leasing of any space in the World Trade Center, subject only to the Lessee's express right to be offered adjacent space which is available for leasing in accordance with the provisions of this Section.

                  (d) The supplemental agreement relating to such Additional Space shall contain an exhibit depicting such Additional Space and a statement of the number of rentable square feet comprising such Additional Space, such number of rentable square feet to be determined by the Port Authority in the same manner as the Port Authority determined the rentable square footage for the initial portions of the premises. Said supplemental agreement shall provide for a commencement date of the letting of such Additional Space occurring on the date on which vacant possession of such Additional Space for construction purposes is tendered to the Lessee with the Port Authority Work, as described in the Section of this Agreement entitled "Port Authority Work", performed in such Additional Space. Tender shall be made by notice given at least five (5) days prior to the actual date of such tender. The rent commencement date for such Additional Space shall be (i) that number of days after the commencement date of the letting of such Additional Space as shall equal the product obtained by multiplying one hundred eighty (180) days by a fraction the numerator of which shall be the number of whole calendar months in the period from the commencement date of the letting of such Additional Space to the expiration date of the letting under this Agreement and the denominator of which shall be one hundred eighty (180) months, or (ii) such earlier date as the Lessee commences business operations therein. The Port Authority will provide to the Lessee a Finishing Work Allowance equal to the product obtained by multiplying (x) the product obtained by multiplying Forty Dollars and No Cents ($40.00) by the number of rentable square feet in such Additional Space, by (y) a fraction the numerator of which shall be the number of whole calendar months in the period from the commencement date of the letting of such Additional Space to the expiration date of the letting under this Agreement and the denominator of which shall be one hundred eighty (180) months. The Lessee will accept such Additional Space in its "as is" condition, but the Port Authority will perform the Port Authority Work in such Additional Space, prior to the date it is made available to the Lessee. The basic rental for such Additional Space shall be payable at the annual per rentable square foot rate of Thirty-one Dollars and Eighty-five Cents ($31.85). In addition to the basic rental, commencing with the rent commencement date for such Additional Space, the Lessee shall pay additional basic rental therefor in accordance with the provisions of Schedule A (or Schedule A-1 as the case may be) attached hereto, with the base dates and amounts set forth in said Schedule A or A-1 remaining unchanged and the commencement date of the letting for the purposes of said Schedules being the commencement date of the letting of such Additional Space.

Section 45.       Lessee's Right to Extend the Letting

                  (a) The Lessee shall have the right to extend this Agreement and the term of the letting hereunder, either as to the entire premises only, or as to one or more full floors then constituting a portion of the premises, for a five (5) year period effective upon the expiration date of the term of the letting set forth in the Section of this Agreement entitled "Term", provided, that the Lessee shall give unconditional written notice to the Port Authority of its election to do so not later than five hundred forty-eight (548) days prior to said expiration date and, provided, further, however, that no notice pursuant to this paragraph (a) shall be effective if on the date of the giving of such notice the Lessee is in default (after the giving of any required notice and the expiration of any subsequent period to cure such default specifically provided for in this Agreement) in the payment of any amount of basic rent, additional basic rent or cleaning or electricity charges, or if on the date of the giving of said notice the Lessee has been served with a notice of termination of this Agreement by the Port Authority or if on the date of the giving of said notice this Agreement is not then in effect.

                  (b) In the event the Lessee exercises the right set forth in paragraph (a) of this Section then the letting during the extension period provided for in said paragraph (a) shall be upon all of the same terms, covenants, conditions and provisions of this Agreement including the obligations of the Lessee to pay additional basic rental in accordance with Schedule A or Schedule A-1, except that (1) the basic rental during the applicable extension period shall be as determined pursuant to paragraph (c) of this Section 45, (2) "Tax Base" for purposes of determining additional basic rental payable pursuant to paragraph 2 of Schedule A shall mean the annual per rentable square foot factor to be used in computing payments in lieu of taxes for tax year commencing on the July 1 immediately preceding the commencement of the extension period, (3) "Tax Base" for purposes of Schedule A-1 shall mean the annual amount of taxes for the tax year commencing on the July 1 immediately preceding the commencement of the extension period, (4) "Base Operating Year" for purposes of both Schedule A and Schedule A-1 shall mean the calendar year immediately preceding the commencement of the extension period, (5) the term "premises" as used in this Agreement shall mean either the entire premises or such lesser portion thereof as is designated by the Lessee in its notice delivered in accordance with the first sentence of paragraph (a) of this Section, (6) "Rentable Square Feet in the Premises" for purposes of both Schedule A and Schedule A-1 shall mean the number of rentable square feet in the entire premises or such designated lesser portion thereof and the "Lessee's Proportionate Share" as set forth in each such Schedule shall be adjusted as set forth therein, (7) there shall be no free-rent period, rent concessions or Lessee's Finishing Work Allowance provided by the Port Authority with respect to the extension period, (8) the Port Authority shall have no obligation to perform any construction and installation work in the premises or provide any construction, finishing or other allowance with respect to the extension period, and (9) the Lessee shall have no further right of extension.

                  (c) [Intentionally omitted]

                  (d) In the event the Lessee shall give to the Port Authority the notice referred to in paragraph (a) of this Section, the Port Authority shall, not later than three hundred (300) days prior to the commencement date of the extension period, advise the Lessee in writing of the Port Authority's good faith estimate of ninety percent (90%) of the fair market rental value for the premises for the particular extension period (hereinafter called the "Port Authority's Determination"). In the event the Lessee concludes that the Port Authority's Determination exceeds ninety percent (90%) of the fair market rental value for the premises for the extension period, the Lessee shall within thirty
(30) days after the date of the Port Authority's said notice advise the Port Authority in writing that it has so concluded and request arbitration with respect thereto. Such arbitration shall be by three arbitrators, one to be appointed by the Port Authority, one to be appointed by the Lessee and the third to be appointed by the arbitrators so appointed. In the event that the arbitrator selected by the Port Authority and the arbitrator selected by the Lessee cannot agree on the selection of a third arbitrator within ten (10) business days after both are appointed, such third arbitrator shall be selected in accordance with the then rules of the American Arbitration Association. The arbitrators shall be individuals having at least five (5) years experience in office leasing in the Borough of Manhattan south of 60th Street, familiar with, and knowledgeable of, office leasing arrangements in the lower Manhattan real estate market who have not been employed by either party to this Agreement or by a consultant, agent or broker to or for either such party for a period of five
(5) years preceding the date of such arbitration. The arbitration shall be pursuant to the then rules of the American Arbitration Association or any successor organization and the question to be answered by the arbitrators shall be:

         "Does the Port Authority's Determination exceed ninety percent (90%) of the fair market rental value for the premises for the extension period?"

If the arbitrator's decision is in the negative (or if the Lessee does not dispute the Port Authority's Determination and there is no arbitration) then from and after the first day of the extension period, the Lessee shall pay to the Port Authority the annual basic rental set forth in the Port Authority Determination in equal monthly installments on the first day of the extension period and on the first day of each calendar month thereafter for the balance of the extension period. If the decision of the arbitrators is that the Port Authority's Determination exceeds ninety percent (90%) of the fair market rental value for the premises during the applicable extension period, the arbitrators shall thereupon determine the fair market rental value for the premises (which annual basic rental rate determined by the arbitrators shall not exceed the Port Authority's Determination) and in such event from and after the first day of the extension period the Lessee shall pay to the Port Authority an annual basic rental equal to ninety percent (90%) of the fair market rental value for the premises so determined by the arbitrators, which annual basic rental shall be payable in equal monthly installments on the first day of the extension period and on the first day of each calendar month thereafter for the balance of the extension period. In the event the annual basic rental for the premises has not been determined as herein provided prior to the commencement of the applicable extension period, the Lessee shall continue to pay the monthly installments of basic rental at the annual rate in effect on the last day of the initial term of the letting, set forth in the Section of this Agreement entitled "Term", and upon determination of the annual basic rental pursuant to the provisions of this Section, the Lessee shall within thirty (30) days thereafter pay any amounts due to the Port Authority arising out of the excess (if any) of the monthly installments of the annual basic rental as so determined over the monthly installments thereof actually paid by the Lessee during the period prior to such determination, or, if the sum of the monthly installments of annual basic rental actually paid by the Lessee during the portion of any extension period prior to such determination is in excess of the sum of the monthly installments of annual basic rental for such portion of such extension period as determined by arbitration, the Port Authority will credit the Lessee with such excess against the Lessee's rental obligations next becoming due under this Agreement. The Port Authority and the Lessee shall each bear the cost of the arbitrator appointed by them. All other costs of such arbitration, including, but not limited to, the cost of the third arbitrator shall be borne equally by the Port Authority and the Lessee.

                  (e) For the purposes of this Agreement "fair market rental value" shall mean rent at the rate that a willing tenant would pay and a willing landlord would accept for comparable space in the World Trade Center taking into account all appropriate factors presented by the parties to the arbitrators, including without limitation thereto: (1) the Tax Base and Base Operating Year to be used in determining additional basic rental payable for the premises during such extension period, (2) that no consideration shall be given to the fact that the premises are owned by a public authority, (3) that consideration be given as to whether or not the Port Authority will incur a brokerage commission, (4) that consideration be given to the fact that the Port Authority will not grant a construction allowance or free rent period or incur other leasing costs, and (5) that no consideration be given to the fact that the Port Authority may not incur a period during which the premises would be vacant, such factor having been taken into consideration in specifying that the Lessee is to pay an annual basic rental equal to ninety percent (90%) of the fair market rental value determined by the arbitrators; it being understood that such factor is the only factor which is applicable to the fact that the Lessee is paying annual basic rental equal to ninety percent (90%) of the fair market rental value determined by arbitration.

Section 46.       Port Authority Work

                  (a) Subject to the terms, conditions and provisions of the Section of this Agreement entitled "Force Majeure", the Port Authority through its employees, agents, representatives, contractors and subcontractors shall, within thirty (30) days after receipt of written request from the Lessee following completion by the Lessee of its construction and installation work in the premises and in any Additional Space, clean, vacuum and put in good working condition all base building heating, ventilation and air cooling induction units, including the repair and replacement of all convector covers where necessary.

                  (b) The Port Authority, through its employees, agents, representatives, contractors and subcontractors, shall perform the following work in any Additional Space prior to the commencement date of the letting for such Additional Space:

                  (1) where necessary, flash patch, smooth and level floors where floor tiles have been removed;

                  (2) perform such work as is necessary to put the public bathroom areas on the floor on which any Additional Space is located in compliance with the applicable provisions and implementing regulations of the Americans With Disabilities Act of 1990 (42 U.S.C. ss.12101 et seq.) as amended effective on or before the date of such work (hereinafter called the "ADA"); to put all the restrooms in good working condition, including without limitation thereto the replacement of all cracked tiles, the acid washing of grout, the replacement all broken fixtures and all ceiling tiles, and the repainting of all partitions; and to put the public corridors adjoining any Additional Space in compliance with the applicable provisions of the ADA and, if necessary, install Building standard speakers, warden phones and pull stations in all public corridors adjoining any such Additional Space;

                  (3) if missing, provide sprinkler loops sized to New York City Building Code requirement in the portion of the floor on which any Additional Space is located;

                  (4) perform "slab to slab" demolition in each Additional Space or perform such lesser demolition work in any particular Additional Space as is requested by the Lessee in writing no later than one hundred eighty (180) days prior to the commencement date for such Additional Space;

                  (5) remove all telephone wires, electric wires and all cabling from existing under-floor ducts in any Additional Space through to the telephone cabinets on the floors on which such Additional Spaces are located and flash patch any holes resulting from such work;

                  (6) Provide and replace any missing fireproofing on the structural columns and the bottom surface of the floors above each portion of any Additional Space, including any structural steel members located in the ceiling area, promptly after all of such columns and surfaces are exposed by the demolition work; and

                  (7) where present, remove vinyl asbestos floor tiles and remove or cause to be removed from the premises and any Additional Space any known Hazardous Materials, and any known asbestos and asbestos containing material, as defined in the guidelines established by the United States Environmental Protection Agency ("EPA") and set forth in the EPA publication entitled "Guidelines for Controlling Asbestos Containing Materials in Buildings" (EPA 560/5-85-024, June,
         1985) except for certain non-friable asbestos which may remain within enclosed perimeter columns and in the enclosed diagonal building walls in the four corners of the building on the floors on which the premises and such Additional Spaces are located, which remaining asbestos and asbestos containing materials shall remain encased or enclosed and shall not be penetrated by the Lessee.

In addition, the Port Authority, through its employees, agents, representatives, contractors and subcontractors, shall perform the work in the premises set forth in subparagraph (3), subparagraph (6) and subparagraph (7) of this paragraph (b) prior to the commencement of the letting of each Area of the premises, provided, that the removal of vinyl asbestos tile may take place concurrently with the demolition work to be performed by the Lessee pursuant to paragraph (n) of the Section of this Agreement entitled "Construction by the Lessee"

                  (c) The term "Hazardous Materials", as used herein, shall mean any flammables, explosives, radioactive materials, hazardous wastes, hazardous and toxic substances or related materials, asbestos or any material containing asbestos (as defined in the guidelines established by the EPA) and set forth in the EPA publication entitled "Guidelines for Controlling Asbestos Containing Materials in Buildings" (EPA 560/5-85-024, June 1985), or any other substance or material included in the definition of "hazardous substances", "hazardous wastes", "hazardous materials", "toxic substances", "contaminants" or any other pollutant, regulated by any federal, state or local environmental law, ordinance, rule or regulation, including the Comprehensive Environmental Response Compensation and Liability Act of 1980, as amended, the Hazardous Materials Transportation Act, as amended, and the Resource Conservation and Recovery Act, as amended, and in the regulations adopted and publications promulgated pursuant to each of the foregoing Acts. Subject to all of the provisions of this Agreement (including, but not limited to, Section 39 of this Agreement entitled "Force Majeure") the Port Authority through its employees, agents, contractors, and subcontractors, and at its sole cost and expense, shall if required by law remove or cause to be removed in accordance with all applicable legal requirements from the premises (provided none of the same was caused or introduced into the premises by the Lessee, its officers, directors, partners, agents, members, employees, representatives and contractors) any Hazardous Materials or shall take such remediation measures with respect thereto as is required by law (provided none of same was caused or introduced into the premises by the Lessee, its officers, directors, partners, agents, members, employees, representatives and contractors) and shall remove or caused to be removed from the premises any asbestos and asbestos containing material, discovered or uncovered, whether by the Lessee, the Port Authority or by others, in the course of performing construction or installation work in the premises or at any time during the term of the letting, except for certain non-friable asbestos which may remain within enclosed perimeter columns and in the enclosed diagonal building walls in the four corners of the building in which the premises is located, which remaining asbestos and asbestos containing materials shall remain encased or enclosed and inaccessible and shall not be penetrated by the Lessee. In addition to any other rights of entry reserved to the Port Authority under this Agreement, the Port Authority reserves for itself, its employees, agents, contractors, and subcontractors the right to enter the premises subject to the provisions of Section 16 hereof entitled "Right of Entry Reserved" at any time and from time to time in order to perform the asbestos and Hazardous Materials removal work described in this paragraph, and, in the event that such removal or remediation work (other than the removal of vinyl asbestos tile) shall be performed in Area A or Area A-1 prior to the Rent Commencement Date for that Area, the Lessee shall be entitled to a credit against its rental obligations next becoming due in the amount of the daily basic rental for that Area (as defined in paragraph (c) of the Section of this Agreement entitled "Term") for each day in which the Lessee is unable to perform its construction and installation work or to use the premises for the purposes set forth in the Section of this Agreement entitled "Rights of User", as the case may be, by reason of such removal or remediation. In performing such removal and replacement work the Port Authority shall use reasonable efforts to minimize the disruption to the Lessee's business and shall restore the premises in the manner specified in paragraph (b) of the Section of this Agreement entitled "Rights of

Entry Reserved" (including performance of such work other than during normal business hours to the extent required pursuant to the provisions of paragraph
(l) of the said Section of this Agreement entitled "Rights of Entry Reserved"). The Lessee shall not knowingly do anything during the term of the letting of the premises which may involve or affect any Hazardous Materials or any asbestos or asbestos-containing materials which may be or may be found to be present in the premises except in accordance with any law, rule, regulation, requirement, order or direction of any governmental authority applicable thereto or which would be applicable if the building of which the premises are a part were under private ownership.

                  (d) The Port Authority covenants and warrants that, as of the Lease Commencement Date, the portions of the premises and those portions of the World Trade Center necessary for access to the premises from the streets adjacent to the building in which such portions of the premises are located shall comply with those provisions of the ADA applicable to the Port Authority, except with respect to those portions of the World Trade Center and the premises to be modified in the course of the performance of the Port Authority Work to bring them into compliance with the ADA.

Section 47.       Termination by the Lessee

                  (a) The Lessee shall have the right to terminate this Agreement and the letting hereunder, as to the entire premises or, at the election of the Lessee, as to each of Area A, Area A-1 or any contiguous block of Additional Space consisting of more than fifty thousand (50,000) rentable square feet, such termination to be effective solely on the day preceding the tenth (10th) anniversary of the Lease Commencement Date, provided, that (1) the Lessee shall have given to the Port Authority unconditional written notice of its election so to terminate, received by the Port Authority not later than five hundred forty-eight (548) days prior to such tenth (10th) anniversary of the Lease Commencement Date and (2) such notice shall be accompanied by a certified or cashier's check, payable to the Port Authority and drawn on a banking institution having its main office within the Port of New York District, in an amount equal to the sum of (i) in the event that the Lessee has elected to terminate the letting of Area A, One Million Four Hundred Eighty-four Thousand Ninety-five Dollars and No Cents ($1,484,095.00), plus (ii) in the event that the Lessee has elected to terminate the letting of Area A-1, One Million Four Hundred Seventy-nine Thousand Seven Hundred Dollars and No Cents ($1,479,700.00), plus (iii) in the event that the Lessee has elected to terminate the letting of any Additional Space added to the premises pursuant to the provisions of the Section of this Agreement entitled "Additional Space", for each such Additional Space, an amount equal to the product of the number of rentable square feet in such Additional Space multiplied by the dollar amount set forth in the column headed "Termination Payment Per Rsf" on the schedule attached hereto, hereby made a part hereof and marked "Schedule E" opposite the number of months in the period commencing on the commencement of the letting of such Additional Space and ending on such tenth (10th) anniversary (without regard to whether the letting of such Area or Additional Space is terminated by itself, together with other portions of the premises or as part of the entire premises).

                  (b) No notice of termination served by the Lessee in accordance with paragraph (a) of this Section shall be effective (and any such given shall be deemed null and void) if (1) on the date of the giving of such notice or on the intended effective date thereof, the Lessee is in default (after the giving of any required notice and the expiration of any subsequent period to cure such default specifically provided for in this Agreement) in the payment of any amount of basic rent, additional basic rent or cleaning or electricity charges, or if on the date of the giving of said notice the Lessee has been served with a notice of termination of this Agreement by the Port Authority or if on the date of the giving of said notice this Agreement is not then in full force and effect or (2) the

Lessee fails to pay the full amount required under subparagraph (2) of said paragraph (a) under the circumstances described in such paragraph (2). If the Port Authority has received any payment in connection with an ineffective notice of termination, said payment may be retained by the Port Authority and applied to any sums then owing to the Port Authority from the Lessee or, in the event that such notice is ineffective by reason that the Lessee is in default of any monetary obligation payable to the Port Authority, any sums which may become due to the Port Authority under the provisions of the Lease entitled "Survival of the Obligations of the Lessee", and any excess over the amount of such sums shall be refunded to the Lessee, within thirty (30) days after demand therefor. The Lessee shall have no right to terminate the letting as to a portion of the premises nor on other than the specified effective date set forth above and, in any case, shall only have a right to terminate the letting if the necessary prior notice has been served in a timely manner.

                  (c) In the event of an effective notice of termination by the Lessee under this Section, the letting under the Lease with respect to the premises shall cease and expire on the effective date of termination as fully and completely as if such date were the expiration date of the letting set forth in this Agreement.

Section 48.       Certain Obligations of the Port Authority

                  (a) Except for those obligations expressly assumed by the Lessee under the provisions of this Agreement, the Port Authority, at its cost and expense, will operate, clean, and maintain and make all necessary repairs and replacements (both structural and non-structural) to the public portions and common areas of the World Trade Center providing access to the premises, the structural components of such Building, (by which is meant the exterior walls, roof, columns, floor slabs (both above and below the premises) and other structural Building supporting members) and to those systems and all parts thereof providing services and utilities to the premises which the Port Authority has expressly undertaken to supply to the Lessee pursuant to the provisions of this Agreement, and will continue to operate and maintain the Building and its life-safety systems in substantially the same manner and at the level existing on the date of this Agreement. The Port Authority agrees to comply with the substantive requirements of the life safety provisions of the New York City Building Code (or to comply in a manner which in the Port Authority's opinion is equivalent to compliance with such provisions of such
Code) to the following extent: (i) in the public and common areas of the Building and in all other public and common areas of the World Trade Center (if such life safety provisions affect systems or equipment in such other public areas of the World Trade Center which service or otherwise impact on the
Building or such life safety provisions affect the Lessee's access to the premises) (ii) in the non-office areas of the premises, and (iii) all electrical, plumbing, HVAC and other systems in such Building affecting the premises, provided, that nothing herein shall be construed to require the Port Authority to make any improvements or perform any work in the office portions of the Lessee's premises, except as otherwise specifically set forth in this Agreement, and nothing herein shall be construed to relieve the Lessee of its obligations to comply with the provisions of the Section of this Agreement entitled "Governmental Requirements". Nothing in this Section shall be or be deemed to be a recognition that said New York City Building Code is applicable to the World Trade Center or to any other facilities owned or operated by the Port Authority or that the Port Authority is required by any law, rule, regulation, order or direction to conform to or comply with the New York City Building Code. The Port Authority will maintain, operate and make all repairs and replacements to the Building in compliance with the substantive provisions of all laws, ordinances, enactments, resolutions, rules, regulations, requirements, orders and directions with which the Lessee is not required to comply by the provisions of the Section of this Agreement entitled "Governmental Requirements" and lack of compliance with which would prevent the Lessee from operating in the premises in the manner set forth in the Section of this Agreement entitled "Rights of User by the Lessee" or adversely affect other than in an immaterial manner such operations, but nothing in this Section is intended to modify the provisions of paragraphs (h) and (i) of the Section of this Agreement entitled "Services and Utilities" or the provisions of paragraph (c) of the Section of this Agreement entitled "Force Majeure". The provisions of this Section shall not be deemed to require the Port Authority to deliver additional services to the premises or to deliver services at a higher level or to a greater degree or more stringent specification than specifically provided in the Sections of this Agreement entitled "Construction by the Lessee" and "Services and Utilities" and in Schedule D attached to this Agreement.

                  (b) In the event that (1) the Port Authority shall fail to perform any of its maintenance, repair or law compliance obligations set forth in this Section or any such obligations which may be expressly set forth elsewhere in this Agreement, (other than the obligations to maintain the public areas of the Building, to make structural repairs to the exterior walls, floor slab and structural building supporting members, to maintain the automatic sprinkler system, fire alarm system, or other life safety systems forming a part of such Building, or to maintain the electrical, plumbing, HVAC and other systems in the Building), (2) the Lessee shall give the Port Authority specific notice of such failure, and (3) the Port Authority shall not have performed such obligation within thirty (30) days after the Port Authority's receipt of such notice (except where performance of such obligation requires activity over a period of time, and the Port Authority shall have commenced such performance within thirty (30) days after the Port Authority's receipt of such notice and continues diligently such performance without interruption except for causes beyond its control), then, in such event, the Lessee may give to the Port Authority notice that the Lessee intends to perform such obligation and in the further event that the Port Authority shall not have performed such obligation within ten (10) days after the Port Authority's receipt of such latter notice (except where performance of such obligation requires activity over a period of time, and the Port Authority shall have commenced such performance within ten
(10) days after the Port Authority's receipt of such latter notice and continues diligently such performance without interruption except for causes beyond its control), then, in such further event the Lessee may perform such obligation itself and, within thirty (30) days of delivery to the Port Authority of receipts, invoices, certificates or other evidence reasonably satisfactory to the Port Authority evidencing the Lessee's reasonable out-of-pocket costs of performance of such obligation, the Port Authority shall pay to the Lessee the amount of such cost, such cost of the Lessee to be determined in accordance with the provisions of paragraph (b) of the Section of this agreement entitled "Additional Rent and Charges", together, in the event that the full amount of such cost is not paid by the Port Authority on or before the thirtieth (30th) day following such delivery, with interest on the unpaid portion of such cost at the rate of nine per cent (9%) per annum for the period commencing on the thirty-first (31st) day following such delivery and ending on the date of payment thereof. Nothing in this paragraph is included or shall be deemed to permit the Lessee to perform any work in connection with which the Lessee would be required to file a construction application pursuant to the provisions of the Section of this Agreement entitled "Construction by the Lessee" without complying with the provisions of said Section.

                  (c) Subject to all of the provisions of the Section of this Agreement entitled "Insurance" the Port Authority shall indemnify and hold harmless the Lessee, its directors, officers, members, partners, employees, representatives, contractors and agents from (and shall reimburse the Lessee for the Lessee's reasonable out of pocket costs or expenses including reasonable out of pocket legal expenses incurred in connection with the defense of) all claims and demands of third persons, including, but not limited to, those for death, for personal injuries, or for property damages, arising (i) out of any default of the Port Authority in performing or observing the obligations expressly undertaken by the Port Authority pursuant to the provisions of this Agreement or
(ii) out of any of the negligent acts or omissions or willful misconduct of the Port Authority, its Commissioners, officers, agents, employees, representatives, contractors, guests, invitees, and other persons who are doing business with the Port Authority or who are on or at the premises at the express direction of the Port Authority where such negligent acts or omissions or willful misconduct occur on the premises or (iii) arising out of any negligent acts or omissions or willful misconduct of the Port Authority, its Commissioners, officers, agents, employees, contractors and representatives where such negligent acts or omissions or willful misconduct are elsewhere at the World Trade Center. The Port Authority shall at its own expense defend any suit based upon any such claim or demand (even if such suit, claim or demand is groundless, false or fraudulent). In the event that an action to recover amounts based upon any such claim or demand is commenced against the Lessee, the Lessee will notify the Port Authority of such commencement, as soon as practicable after the service on the Lessee of the papers commencing such action, and shall promptly forward copies of the papers commencing such action to the Port Authority. Nothing herein shall be deemed to prohibit the Port Authority from selecting its own counsel or utilizing counsel of the Port Authority's insurer in connection with the Port Authority's defense of any suit based on any claim or demand set forth in this paragraph (c) or be deemed to prohibit the Port Authority from settling any such claim or demand so long as such settlement does not require any payment from the Lessee or any other indemnified party. Nothing in the foregoing shall be construed to require the Port Authority to indemnify the Lessee from claims and demands of third persons to the extent such claims and demands arise from the willful misconduct or negligent acts or omissions of the Lessee, its directors, officers, agents, employees, corporations, representatives, guests, invitees and other persons who are doing business with the Lessee. The provisions of this paragraph (c) and the Port Authority's indemnification of the Lessee shall not extend to or include claims or demands arising out of the acts or omissions of the Port Authority acting in its governmental capacity with respect to (i) the review of the Lessee's Construction Applications and the plans and specifications attached thereto and any recommended actions or requirements made in connection therewith or (ii) the inspection by the Port Authority of the work performed by the Lessee pursuant thereto. Nothing set forth in this paragraph
(c) is intended or shall be deemed to alter the obligations of the Lessee and the Port Authority with respect to damage to the property of the Lessee or of the Port Authority in the event that the premises are damaged by a casualty, which obligations shall be as provided in Section 9 of this Agreement entitled "Casualty".

                  (d) The Port Authority shall provide to the Lessee ten (10) non-reserved parking spaces (hereinafter sometimes called the "Parking Spaces") in such locations in the World Trade Center parking garage as shall be designated from time to time by the Port Authority. The Parking Spaces will be provided to the Lessee for the period commencing on the Lease Commencement Date and continuing throughout the term of the letting under this Agreement. The Lessee agrees that the Parking Spaces will be used solely by the Lessee's officers and employees, and that such use thereof shall be subject to and upon all of the terms, provisions, and conditions contained in the form of parking permit attached hereto, hereby made a part hereof and marked "Exhibit P" (hereinafter sometimes called the "Permit") as the same may be hereafter supplemented or amended or such other agreement with the Port Authority or other operator of the World Trade Center parking garage as may from time to time be substituted therefor. The Lessee agrees to pay the parking fees imposed by the Port Authority or other operator of the World Trade Center parking garage as such fees may be increased from time to time by the Port Authority or such other operator. The Lessee upon prior written notification to the Port Authority from time to time may reduce the number of parking spaces it is entitled to receive hereunder and from and after the effective date set forth in any such notification the Port Authority will no longer be obligated to provide the Lessee with ten (10) parking spaces but will only be obligated to provide the Lessee with such reduced number of parking spaces requested by the Lessee. Without otherwise limiting the provisions of the Permit, the Lessee agrees that the Port Authority's right to terminate the Permit without cause on thirty (30) days' notice as set forth in Section 1 of the Terms and Conditions thereof shall be exercised only in the event that any or all of the Parking Spaces are required by the Port Authority for reasons of security, law compliance, construction or other reasonable purposes, and in such event the Port Authority shall provide the Lessee with substitute parking spaces in the World Trade Center parking garage. No Parking Spaces will be provided to the Lessee until a Permit covering each of the Parking Spaces to be provided hereunder is executed by the Lessee and the Port Authority and delivered to the Lessee. The Port Authority shall execute and deliver such Permit(s) to the Lessee within fifteen (15) business days after receipt of the same properly executed by the Lessee. Without limiting any of the provisions of the Permit, the Port Authority shall have no obligation to police the use of the Parking Spaces or of the World Trade Center parking garage or to remove unauthorized users therefrom and shall have no liability to the Lessee for failure to so police or to remove unauthorized users therefrom. The Lessee acknowledges and agrees that its use of the Parking Spaces shall continue only so long as the World Trade Center parking garage continues in operation as a public parking facility. Use of the World Trade Center parking garage by governmental entities and/or its employees shall not constitute the parking garage a public parking facility for purposes of this paragraph (d).

Section 49.       Additional Provisions

                  (a) Neither the Lessee nor the Port Authority shall record this Agreement. The Lessee may, at its sole cost and expense, record a memorandum of this Agreement, prepared by it at its sole cost and expense, reasonably satisfactory to the Port Authority, and the Port Authority agrees to execute such memorandum within fifteen (15) business days after request therefor. If the Lessee so records such memorandum, it shall, at its sole cost and expense, record a memorandum reasonably satisfactory to the Port Authority of each and every modification, extension, supplement, assignment, surrender, or other amendatory agreement relating thereto, which memorandum shall be prepared by and at the sole cost and expense of the Lessee, in a timely fashion.

                  (b) If any term, covenant, condition or provision of this Agreement or the application thereof to any circumstance or to any person, firm or corporation shall be invalid or unenforceable to any extent, the remaining terms, covenants, conditions and provisions of this Agreement or the application thereof to any circumstances or to any person, firm or corporation other than those as to which any term, covenant, condition or provision is held invalid or unenforceable, shall not be affected thereby and each remaining term, covenant, condition and provision of this Agreement shall be valid and shall be enforceable to the fullest extent permitted by law.

                  (c) Whenever this Agreement shall provide that the Port Authority or Lessee shall pay the out-of-pocket costs of the other party, (1) such out-of-pocket costs shall be commercially reasonable, (2) whenever a party requests reimbursement for its out-of-pocket costs, upon request of the other party, such party shall deliver to the requesting party bills, receipts, invoices or other documentation reasonably evidencing such costs, and (3) in the event such documentation is not so delivered within five (5) days after request therefor, the time periods set forth herein with respect to any such payments shall be tolled until five (5) days after delivery to the requesting party of such documentation.

                  (d) With respect to any claim that either party to this Agreement may assert against the other party pursuant to this Agreement and subject to the proviso later occurring in this sentence, it is hereby agreed that neither party to this Agreement may assert a claim against the other for consequential or special damages provided, however that nothing herein shall be construed to prevent the Port Authority from seeking indemnification from the Lessee pursuant to the Section of this Agreement entitled "Indemnity" or pursuant to any other Section of this Agreement, if applicable, or to prevent the Lessee from seeking indemnification from the Port Authority pursuant to paragraph (c) of the Section of this Agreement entitled "Certain Obligations of the Port Authority" or any other Section of this Agreement, if applicable, from and against claims and demands of unaffiliated third persons for consequential or special damages.

                  (e) In any instance where the provisions of this Agreement specifically provide for resolution of disputes by arbitration, it is understood that a determination by arbitration in any such instance shall be that determination agreed upon by at least two (2) of the three arbitrators and if at least two (2) arbitrators are unable to so agree then a determination by arbitration shall be that determination made by the third arbitrator who was mutually selected by the arbitrator selected by the Port Authority and the arbitrator selected by the Lessee (or as selected in accordance with the then existing rules of the American Arbitration Association).

Section 50.       Security Deposit or Letter of Credit

                  (a) In the event that the Lessee shall be required to maintain a security deposit in accordance with the provisions of subparagraph (5) of paragraph (a) of the Section of this Agreement entitled "Termination", the Lessee shall deposit with the Port Authority (and, except as otherwise provided in this Section, shall keep deposited throughout the letting under this Agreement) either the sum of One Million Five Hundred Fifty-seven Thousand Four Hundred Fifty Dollars and No Cents ($1,557,450.00) in cash, or bonds of the United States of America, or of the State of New Jersey, or of the State of New York, or of The Port Authority of New York and New Jersey, having a market value of that amount, as security for the full, faithful and prompt performance of and compliance with, on the part of the Lessee, all of the terms, provisions, covenants and conditions of this Agreement on its part to be fulfilled, kept, performed or observed. Bonds qualifying for deposit hereunder shall be in bearer form but if bonds of that issue were offered only in registered form, then the Lessee may deposit such bond or bonds in registered form, provided, however, that the Port Authority shall be under no obligation to accept such deposit of a bond in registered form unless such bond has been re-registered in the name of the Port Authority (the expense of such re-registration to be borne by the Lessee) in a manner satisfactory to the Port Authority. The Lessee may request the Port Authority to accept a registered bond in the Lessee's name and if acceptable to the Port Authority the Lessee shall deposit such bond together with a bond power (and such other instruments or other documents as the Port Authority may require) in form and substance satisfactory to the Port Authority. In the event the deposit is returned to the Lessee any expenses incurred by the Port Authority in re-registering a bond to the name of the Lessee shall be borne by the Lessee. In addition to any and all other remedies available to it, the Port Authority shall have the right, at its option, at any time and from time to time, with or without notice, to use the deposit or any part thereof in whole or partial satisfaction of any of its claims or demands against the Lessee arising out of any default by the Lessee (after the giving of any required notice and the expiration of any subsequent period to cure such default specifically provided for in this Agreement) of its obligations under this Agreement . There shall be no obligation on the Port Authority to exercise such right and neither the existence of such right nor the holding of the deposit itself shall cure any default or breach of this Agreement on the part of the Lessee. With respect to any bonds deposited by the Lessee, the Port Authority shall have the right, in order to satisfy any of its claims or demands against the Lessee arising out of any default by the Lessee (after the giving of any required notice and the expiration of any subsequent period to cure such default specifically provided for in this Agreement) of its obligations under this Agreement, to sell the same in whole or in part, at any time and from time to time, with or without prior notice at public or private sale, all as determined by the Port Authority, together with the right to purchase the same at such sale free of all claims, equities or rights of redemption of the Lessee. The Lessee hereby waives all right to participate therein and all right to prior notice or demand of the amount or amounts of the claims or demands of the Port Authority against the Lessee prior to realizing the value of such security, but nothing in this sentence shall be deemed to waive any notice expressly required by this Agreement prior to a default becoming an event giving rise to a right to terminate the letting under the Section of this Agreement entitled "Termination". The proceeds of every such sale shall be applied by the Port Authority first to the costs and expenses of the sale (including but not limited to advertising or commission expenses) and then to the amounts due the Port
Authority from the Lessee. Any balance remaining shall be retained in cash toward bringing the deposit to the sum specified above. In the event that the Port Authority shall at any time or times so use the deposit, or any part thereof, or if bonds shall have been deposited and the market value thereof shall have declined below the above-mentioned amount, the Lessee shall, on demand of the Port Authority and within two (2) days thereafter, deposit with the Port Authority additional cash or bonds so as to maintain the deposit at all times to the full amount above stated, and such additional deposits shall be subject to all the conditions of this Section. After the expiration or earlier termination of the letting under this Agreement as the said letting may have been extended, and upon condition that the Lessee shall then be in no wise in default under any part of this Agreement, as this Agreement may have been amended or extended (or both), and upon written request therefor by the Lessee, the Port Authority will return the deposit to the Lessee less the amount of any and all unpaid claims and demands (including estimated damages) of the Port Authority by reason of any default or breach by the Lessee of this Agreement or any part thereof. In the event the Lessee has deposited the sum set forth above, or a letter of credit in lieu thereof pursuant to paragraph (b) of this Section, with the Port Authority and during any consecutive two (2)-year period thereafter the Lessee's net tangible assets have continuously had a value of Sixty Million Dollars and No Cents ($60,000,000.00) or more, then the Port Authority, within thirty (30) days after request by the Lessee, will return to the Lessee its entire security deposit (or such letter of credit), or such portion thereof remaining on deposit with the Port Authority, provided, the Lessee is not then in default of any of its obligations under this Agreement (after the giving of any required notice and the expiration of any subsequent period to cure such default specifically provided for in this Agreement) and the Lessee can demonstrate to the reasonable satisfaction of the Port Authority (based upon financial statements certified by an independent certified public accountant) that the value of the Lessee's net tangible assets did not fall below Sixty Million Dollars and No Cents ($60,000,000.00) during such two
(2)-year period. The Lessee agrees that it will not assign or encumber the deposit. The Lessee may collect or receive any interest or income earned on bonds and interest paid on cash deposited in interest-bearing bank accounts, less any part thereof or amount which the Port Authority is or may hereafter be entitled or authorized by law to retain or to charge in connection therewith, whether as or in lieu of an administrative expense, or custodial charge, or otherwise; provided, however, that the Port Authority shall not be obligated by this provision to place or to keep cash deposited hereunder in interest-bearing bank accounts.

                  (b) In lieu of the security deposit required pursuant to paragraph (a) of this Section the Lessee may deliver to the Port Authority, as security for all obligations of the Lessee under this Agreement, a clean irrevocable letter of credit issued by a banking institution satisfactory to the Port Authority and having its main office within the Port of New York District, in favor of the Port Authority in the amount of One Million Five Hundred Fifty-seven Thousand Four Hundred Fifty Dollars and No Cents ($1,557,450.00). The form and terms of such letter of credit, as well as the institution issuing it, shall be subject to the prior and continuing approval of the Port Authority.

Such letter of credit shall provide that it shall continue throughout the term of the letting under this Agreement and for a period of not less than six (6) months thereafter; such continuance may be by provision for automatic renewal or by substitution of a subsequent satisfactory letter. Upon notice of cancellation of a letter of credit the Lessee agrees that unless, by a date twenty (20) days prior to the effective date of cancellation, the letter of credit is replaced by security in the amount required in accordance with paragraph (a) of this Section or another letter of credit satisfactory to the Port Authority, the Port
Authority may draw down the full amount thereof and thereafter the Port Authority will hold the same as security under paragraph (a) of this Section. Failure to provide such letter of credit at any time during the term of the letting during which the Lessee is required to maintain a security deposit which is valid and available to the Port Authority, including any failure of any banking institution issuing any such letter of credit previously accepted by the Port Authority to make one or more payments as may be provided in such letter of credit shall be deemed to be a breach of this Agreement on the part of the Lessee. Upon acceptance of such letter of credit by the Port Authority, and upon request by the Lessee made thereafter, the Port Authority will return any security deposit theretofore made under and in accordance with the provisions of paragraph (a) of this Section. The Lessee shall have the same rights to receive such deposit during the existence of a valid letter of credit as it would have to receive such sum upon expiration of the letting and fulfillment of the obligations of the Lessee under this Agreement. If the Port Authority shall make any drawing under a letter of credit held by the Port Authority hereunder, the Lessee on demand of the Port Authority and within two (2) days thereafter, shall bring the letter of credit back up to its full amount.

(c) No action by the Port Authority pursuant to the terms of any letter of credit, or receipt by the Port Authority of funds from any bank issuing any such letter of credit, shall be or be deemed to be a waiver of any default by the Lessee under the terms of this Agreement and all remedies under this Agreement of the Port Authority consequent upon such default shall not be affected by the existence of or a recourse to any such letter of credit.

(d) For purposes of the provisions set forth in paragraph (a) above the Lessee hereby certifies that its I.R.S. Employer Identification No. is 13-1964616.

Section 51.       Entire Agreement

                  This Agreement consists of the following: pages 1 through 127, inclusive, plus Exhibits A, A-1, C, P, X, Y and R, Schedules A, A-1, B, D and E. It constitutes the entire agreement of the parties on the subject matter hereof and may not be changed, modified, discharged or extended except by written instrument duly executed by the Port Authority and the Lessee. The Lessee agrees that no representations or warranties shall be binding upon the Port Authority unless expressed in writing in this Agreement.

                  IN WITNESS WHEREOF, the parties hereto have executed these presents as of the day and year first above written.


ATTEST:                                     THE PORT AUTHORITY OF NEW YORK
                                                       AND NEW JERSEY


  /s/ Karen E. Eastman                      By     /s/
--------------------------------               ---------------------------------
   Assistant Secretary                      (Title)    Director of Real Estate
                                                    ----------------------------
                                                                          (SEAL)

ATTEST:                                     KEEFE, BRUYETTE & WOODS, INC.


 /s/ Josephine A. Fink                      By   /s/ Guy Woelk
--------------------------------               ---------------------------------
       Secretary                            Title  Executive Vice-President
                                                  ------------------------------
                                                          (CORPORATE SEAL)

                             INDEX OF DEFINED TERMS

ADA......................................................................     87
Additional Space.........................................................     82
Approved Contractor List.................................................     23
Area A-1 Rent Commencement Date..........................................     5
Area A-1 Commencement Date...............................................     1
Area A Commencement Date.................................................     1
Area A Rent Commencement Date............................................     5
Area.....................................................................     1
Attornment Agreement.....................................................     49
Availability Notice......................................................     79
basic wage rate..........................................................     80
basic wage rate..........................................................     74
Bathroom Work............................................................     36
Building.................................................................     64
Casualty Notice..........................................................     16
Causes or conditions beyond the control..................................     64
Chilled Water Agreement..................................................     80
construction and installation work.......................................     21
consumption and demand...................................................     75
control..................................................................     48
Cost.....................................................................     38
Cost Factor..............................................................     25
daily basic rental for Area A............................................     2
daily rate of additional basic rental per rentable square foot...........     25
daily rate of basic rental per rentable square foot......................     25
daily basic rental for Area A-1..........................................     2
Delay Period.............................................................     24
Engineers................................................................     81
EPA......................................................................     87
Estimate.................................................................     12
Existing Lease...........................................................     55
Expiration Date..........................................................     1
fair market rental value.................................................     86
First Class Owners.......................................................     15
governmental.............................................................     7
governmental agency......................................................     7
governmental authority...................................................     7
Hazardous Materials......................................................     88
Lease Commencement Date..................................................     1
Legal Requirements.......................................................     6
Lessee's cost............................................................     34
Lessee's Finishing Work Allowance........................................     33
Lessee's initial construction and installation work......................     23
Materially Revised Estimate..............................................     14
New Lessee...............................................................     50
New Lease................................................................     50
Normal business hours....................................................     64
Notice Period............................................................     32
Outside Revised Estimate Date............................................     14
overtime usage...........................................................     73
Owner....................................................................     61
Parking Spaces...........................................................     92
PASNY....................................................................     75
Permit...................................................................     92
Port Authority's Determination...........................................     85
premises.................................................................     1
private space............................................................     61
Rent Commencement Date...................................................     5
Revised Estimate.........................................................     14
self insurer.............................................................     68
Statutes.................................................................     10
subleasing expenses......................................................     47
Surrender Date...........................................................     55
surrendered premises.....................................................     55
Tenant Design Guide......................................................     19
Thirty Day Period........................................................     12
Threshold Amount.........................................................     68
utility, mechanical, electrical, communication and other systems.........     64
Wage rate................................................................     74
Wage rate................................................................     80
World Trade Center.......................................................     64

                                   SCHEDULE A


         1. For the purposes of this Schedule, the following terms shall have the respective meanings provided below:

                  (a) The "annual per rentable square foot factor" referred to in this Schedule was initially fixed at $1.25 in the City Agreement (as hereinafter defined) and provision was made in paragraph 7(3) of the City Agreement for changes therein from time to time to reflect changes in the tax rate and changes in assessed valuations.

                  (b) "Amortized Expenses" shall mean the annual amortization of expenditures incurred by the Port Authority during the term of the letting under the Lease (as hereinafter defined) on a straight-line basis over a depreciable life in accordance with generally accepted accounting principles, consistently applied by the Port Authority, (with interest calculated at an annual rate (the "Applicable Rate") equal to two (2) percentage points above the last twelve (12) month average of the twenty-five (25) year bond Revenue Bond Index as published each Friday in the "Bond Buyer" at the time the Port Authority makes such expenditure) for any equipment, device or capital improvement (i) which may be required by the insurance carriers providing insurance coverage on the Facility (as hereinafter defined) or on any part thereof, provided that such equipment, device or capital improvement is then customarily required by insurance carriers providing coverage for first class office buildings in the downtown area of Manhattan containing one million or more rentable square feet (ii) the use or presence of which equipment, device or capital improvement at the Facility will reduce the premiums charged by the insurance carriers providing such insurance coverage (and the amortization in respect of which for any Escalation Year shall not exceed the amount by which the said premium was so reduced for any such Escalation Year), (iii) which is required by law which first takes effect after the execution of the Lease by the parties thereto or (iv) which is reasonably designed as a cost-saving measure (and the amortization in respect of which for any Escalation Year shall not exceed the amount of actual savings for any such Escalation Year) in the operation or maintenance of the Facility. Notwithstanding the foregoing, Amortized Expenses shall exclude expenditures for any equipment, device or capital improvement made as part of the planned capital upgrade program for the electrical, HVAC, elevator systems and other systems in the Facility.

                  (c) "Base Operating Year" shall mean the calendar year 1999.

                  (d) "City Agreement" shall mean that certain agreement between the Port Authority and the City of New York dated 1967, as it may have been or may hereafter be supplemented or amended.

                  (e) "Escalation Year" shall mean each calendar year subsequent to the Base Operating Year which shall include any part of the term of the letting under the Lease.

                  (f) "Estimate Statement" shall mean, with respect to any Escalation Year, a written statement setting forth in reasonable detail the Port Authority's reasonable estimates of Operating Expenses (as hereinafter defined) and additional basic rental under Paragraph 3 of this Schedule for such Escalation Year.

                              Page 1 of Schedule A

                  (g) "Facility" for the purposes of this Schedule only, shall mean the World Trade Center as defined in paragraph (a) of Section 36 of the Lease, except that there shall be excluded therefrom the following buildings commonly known as Three World Trade Center (World Trade Center Marriott Hotel), Six World Trade Center (U.S. Customs House) and Seven World Trade Center.

                  (h) "Lease"  shall mean the  agreement  of lease to which this
Schedule is attached.

                  (i) "Lessee's Proportionate Share" shall mean that fraction, the numerator of which is the number of Rentable Square Feet in the Premises and the denominator of which is the number of rentable square feet in the Facility, exclusive of the subgrade space (other than subgrade office space) and all retail space, which fraction may be expressed as a percentage. The Lessee and the Port Authority agree that, as of the date hereof, the number of rentable square feet in the Facility, exclusive of the subgrade space (other than subgrade office space) and all retail space, is 10,173,368 rentable square feet. Accordingly, the Lessee's Proportionate Share is nine thousand six hundred thirteen ten thousandths of one percent (0.9613%), provided, that from and after the Area A Rent Commencement Date and prior to the Area A-1 Rent Commencement Date (as such terms are defined in the Lease) the Lessee's Proportionate Share shall be four thousand eight hundred fifty-eight ten thousandths of one percent (0.4858%), provided, further, that in the event that the Area A-1 Rent Commencement Date shall precede the Area A Rent Commencement Date, the Lessee's Proportionate Share shall be four thousand seven hundred fifty-five ten thousandths of one percent (0.4755%) in the period commencing on the Area A-1 Rent Commencement Date and ending on the day preceding the Area A Rent Commencement Date. The Port Authority and the Lessee hereby expressly acknowledge and agree that the Lessee's Proportionate Share as set forth above is the percentage as agreed by the Port Authority and the Lessee and shall not be subject to change, redetermination or remeasurement whatsoever for any reason, except as set forth in the preceding sentence, except that such percentage shall be subject to change by reason of an alteration or improvement made to the Facility which physically increases or decreases the total number of rentable square feet in the Facility, exclusive of the subgrade space (other than subgrade office space) and all retail space and except as provided in subparagraph (c) of Paragraph 3 of this Schedule A. If the number of Rentable Square Feet in the Premises shall be increased or decreased, the Lessee's Proportionate Share shall be increased or decreased to take into account such change in the number of Rentable Square Feet in the Premises, measured on a consistent basis with the manner in which the number of Rentable Square Feet in the Premises have been measured as of the date hereof. In no event shall the Lessee's Proportionate Share be increased by reason of the leasing by the Lessee of any subgrade space (other than subgrade office space) or retail space in the Facility.

                  (j) "Operating Expenses" shall mean the total of Amortized Expenses and all other reasonable costs and expenses (and taxes thereon, if any), without duplication, accrued to or by or incurred by or on behalf of the Port Authority with respect to the operation, maintenance, repair, servicing, cleaning and policing of the entire Facility, other than space used or intended to be used exclusively for retail purposes and subgrade space used or intended to be used for storage purposes, including but not limited to all buildings and structures, equipment, systems, elevators, escalators, bridges, truck docks, generators, fuel tanks, common areas, public areas, passageways, lobbies and mezzanines, sidewalks, curbs, plazas, concourses and other areas adjacent to the Facility, and with respect to the utilities and services provided Tenants, as hereinafter defined, subject to clauses (6) and (21) below, sewer and water rents, rates and charges and annual management fees equal to four percent (4%) of the total of basic rental, additional basic rental and other charges paid to the Port Authority by Tenants of the Facility other than Tenants leasing or occupying retail space


                              Page 2 of Schedule A
and non-office subgrade space (subject to the adjustment hereinafter provided for in this paragraph (j)), provided, however, that Operating Expenses shall exclude or have deducted, as appropriate:

                  (1) the compensation to executives, officers and other personnel above the grade of building manager (consisting of labor costs and fringe benefits and including without limitation thereto wages, salaries, bonuses, administrative costs, payroll, social security, unemployment and other similar taxes, disability benefits, hospitalization and medical benefits, workers' compensation insurance, pension, retirement or insurance plans and other similar benefits) and if the Port Authority shall employ the services of any personnel below the grade of building manager on a part-time basis or at the Facility and at additional locations other than the Facility, then only a pro rata allocation of any compensation (including the aforesaid labor costs and fringe benefits) incurred on behalf of the Facility shall be included in Operating Expenses;

                  (2)   expenditures   for  capital   improvements   or  capital
         equipment, other than those included in Amortized Expenses;

                  (3) amounts received by or reimbursed to the Port Authority through insurance proceeds (or amounts which would have been received by or reimbursed to the Port Authority through insurance proceeds if the Port Authority had maintained insurance coverage with deductible amounts customarily maintained by the owners of first class office buildings in downtown Manhattan containing at least one million rentable square feet of office space), warranties or service contracts or from any other third parties, including Tenants, to the extent such amounts are compensation for sums previously included in Operating Expenses hereunder;

                  (4) depreciation and amortization, except as the same may be included in Amortized Expenses;

                  (5) taxes or payments in lieu of taxes, as defined in and payable in accordance with this Schedule and any income, gains, estate, inheritance, franchise, transfer, corporate, succession, gift, gross receipts (other than sales and value added taxes imposed on items which are included in Operating Expenses), capital stock, occupancy, unincorporated business or mortgage tax payable by the Port Authority;

                  (6) the cost of hot and cold water, condenser water and other utilities furnished to the premises or to any other space leased or available for leasing to Tenants for which the Port Authority is separately reimbursed by the Lessee or by such Tenants;

                  (7) interest on and amortization of mortgages, and any finance charges, points and closing costs incurred by the Port Authority in connection with any mortgages which may hereafter be placed on the Facility or any part thereof or any interest of the Port Authority therein;

                  (8) the cost of (including without limitation the cost of the design or construction of) alterations, additions, changes or decorations (including leasehold improvements) made specifically for any Tenant of the Facility or made pursuant to the express provisions of a Tenant's lease, license or occupancy agreement or in order to prepare space in the Facility for occupancy by a new Tenant, including without limitation thereto all


                              Page 3 of Schedule A
         permit,  license  and  inspection  fees,  if  any,  paid  by  the  Port
         Authority, or the amount of any allowance, credit or rent abatement granted to a Tenant therefor;

                  (9) financing or refinancing costs, except as the same may be included in Amortized Expenses;

                  (10) all costs incurred by reason of breach by a Tenant of its lease for space in the Facility or of the willful or negligent acts or omissions of any Tenant;

                  (11) the cost of any work or services performed or other expenses incurred in connection with installing, operating and maintaining any specialty service or facility, such as an observation deck or broadcasting facility or any luncheon, athletic or recreational club;

                  (12) payments for rented equipment the cost of which would constitute a capital expenditure under generally accepted accounting principles as consistently applied by the Port Authority if the equipment were purchased, except to the extent same would be included in Amortized Expenses;

                  (13) any cost or expense allocable to retail space, including without limitation, the cost of providing heating, ventilating, air cooling, cleaning, plate glass insurance or other services to retail space located in the Facility;

                  (14) the portion of the cost of any work or service performed for the Port Authority which is performed for any Port Authority facility other than the Facility;

                  (15) brokerage, leasing and other commissions and fees paid in order to procure Tenants and other tenant acquisition and inducement costs such as lease assumption and takeover costs, moving allowances and design costs;

                  (16)  advertising,   entertainment  and  promotional  expenses
         incurred for the purpose of marketing space in the Facility or otherwise related to the Facility;

                  (17) the Port Authority's general corporate and general administrative overhead expenses;

                  (18)  legal  fees;  accounting  fees  except  as  specifically provided below; all other professional and consulting fees, including auditing, and arbitration fees and costs, incurred by the Port
         Authority in connection with the negotiation, preparation and administration of leases, licenses or other occupancy agreements and amendments, terminations and extensions thereof, it being expressly understood and agreed that the cost of such other professional and consulting fees incurred in connection with the operation, maintenance, repair, replacement, protection and improvement of the Facility shall not be excluded by this subdivision (18) and professional and consulting fees, including accounting, but excluding legal, incurred in connection with the preparation of the Port Authority Statement and the Tax Statement pursuant to this Schedule A and the corresponding Statements referred to in Schedules contained in other Tenants leases similar to this Schedule A, shall not be excluded by this subdivision
         (18);

                              Page 4 of Schedule A

                  (19) ground rent and other amounts payable by the Port Authority under any ground or underlying lease affecting the Facility;

                  (20) the cost of repairs, replacements or rebuilding incurred by reason of the exercise of eminent domain to the extent reimbursed by the condemning authority or incurred by reason of fire or other insurable casualty regardless of whether the Port Authority has maintained an insurance policy covering such risks or has maintained an insurance policy with a deductible covering such risks, provided, however, that to the extent the Port Authority self insures or maintains a deductible amount for all or a portion of such cost then there shall be included in Operating Expenses an imputed amount which the Port Authority would have incurred for insurance premiums had it elected to purchase insurance to cover such risks and not self insure or purchase insurance with a deductible (provided such insurance is in an amount and type customarily maintained by owners of first class office buildings in downtown Manhattan containing at least one million (1,000,000) rentable square feet and provided, further that in no event shall the amount included under this clause (20) because of the maintenance of the deductible amount exceed the amount of such deductible amount);

                  (21) expenses incurred in connection with services or other benefits of a type (i) that are not provided to Tenant at its premises but that are provided to another tenant or occupant of the Facility at its premises, (ii) that are provided to Tenant at its premises at a reasonable or additional charge but that are provided to another tenant at its premises without charge;

                  (22) any management or similar fees paid to the operator of any parking garage located in the Facility and the compensation (including the labor costs and fringe benefits referred to in subdivision (1) of this subparagraph) paid to personnel of the Port Authority engaged in the operation of any other consumer concession selling to the general public at the Facility;

                  (23) any costs incurred by the Port Authority representing an amount paid to an entity or person related to the Port Authority which is in excess of the amount which would have been paid to such entity or person in the absence of such relationship;

                  (24) the cost of any business interruption or rent insurance purchased by the Port Authority with respect to the Facility;

                  (25) the cost of the acquisition, leasing, insuring, restoring, installation, removing or replacing of any artwork, including without limitation thereto, any statues or paintings, located within or outside the Facility except for the cost of routine maintenance of such objects existing in the public areas in the Facility on the date hereof;

                  (26) costs incurred in connection with the creation of a mortgage or lease superior to the Lease or in connection with the sale of the Facility, the land on which it is located or any portion thereof or any interest therein or in any person or entity of whatever tier owning an interest therein, including without limitation thereto survey, appraisal, engineering, inspection and legal fees and disbursements incurred in connection therewith;

                              Page 5 of Schedule A

                  (27) (i) costs incurred in curing or fines and penalties incurred by the Port Authority resulting from a violation or other default by the Port Authority, its Commissioners, officers, employees, agents, representatives, contractors, guests, invitees or other persons doing business with the Port Authority of the terms and conditions of any lease (including without limitation thereto the Lease), any agreement of record applicable to the Facility or any portion thereof, or (ii) the portion of costs incurred by the Port Authority by reason of the negligence or willful misconduct of the Port Authority, its Commissioners, officers, employees, agents, representatives, contractors, guests, invitees or other persons doing business with the Port Authority, including all costs incurred in connection with any arbitration or court proceeding to the extent such costs are attributable to the violation, default, negligence or willful misconduct of the Port Authority or such persons, provided, however, that the cost of maintaining liability insurance covering all or a portion of such costs shall be includible in operating expenses to the extent such insurance is in an amount and type customarily maintained by owners of first class office buildings in downtown Manhattan containing at least one million (1,000,000) rentable square feet and, provided, further, that to the extent the Port Authority self insures or maintains a deductible amount for all or a portion of such costs then there shall be included in Operating Expenses an imputed amount which the Port Authority would have incurred for insurance premiums had it elected to purchase insurance covering such risks and not self insure or purchase insurance with a deductible; provided, that such insurance is in an amount and type customarily maintained by owners of first class office buildings in downtown Manhattan containing at least one million (1,000,000) rentable square feet, but in no event shall the amount included under this clause (27) because of the maintenance of the deductible amount exceed the amount of such deductible amount;

                  (28) penalties, late charges or interest incurred by the Port Authority for late payment by the Port Authority of its obligations to third parties;

                  (29) the cost of electricity furnished directly to the premises or to any other space leased or available to lease to Tenants;

                  (30) real estate association dues;

                  (31) expenditures for repairing and/or replacing any work defectively performed by Port Authority pursuant to the provisions of the Lease;

                  (32) costs incurred to remedy violations of legal requirements in effect on the date of the Lease that arise by reason of the Port Authority's failure to construct, maintain or operate the Facility or any part thereof in compliance with such legal requirements (excluding the costs of permits and approvals required to comply with legal requirements in the ordinary course of the operation, maintenance, repair, replacement, protection, improvement and management of the Facility);

                  (33) costs incurred in connection with constructing any additional buildings at the Facility, any additions to the Facility or adding additional stories on any building of the Facility or the cost of constructing buildings or other structures adjoining but off the Facility, or the cost of connecting the Facility to other structures adjoining but off the Facility;

                              Page 6 of Schedule A

                  (34) costs incurred in connection with the acquisition or sale of air rights, transferable development rights, easements or other similar Facility interests;

                  (35) costs of any insurance coverage that is not then customary for first-class office Buildings in downtown Manhattan and any increased insurance costs to the extent reimbursed directly to the Port Authority by a tenant, including, without limitation, Tenant, pursuant to their respective leases regardless of whether the Port Authority has maintained an insurance policy covering such risks;

                  (36) costs incurred by Port Authority which result from Port Authority's breach of a lease or Port Authority's tortious or negligent conduct;

                  (37) the cost of repairs or replacements or restorations by reason of fire or other insurable casualty or condemnation;

                  (38)  costs  and  expenses   incurred  by  Port  Authority  in
         connection with any obligation of Port Authority to indemnify any Facility tenant (including Tenant) pursuant to its lease or otherwise;

                  (39) the cost paid or incurred in connection with the removal, replacement, enclosure, encapsulation or other treatment (collectively the "remediation cost") of any Hazardous Materials, defined as such as of the date of this Agreement, in the Facility, other than the cost of customary office cleaning materials and supplies used and stored in compliance with all applicable legal requirements, provided, that such Hazardous Materials were not introduced at the Facility by the Tenant or any one acting on its behalf and provided further that the remediation cost with respect to Hazardous Materials which are first defined as such subsequent to the date of this Agreement shall be included in operating costs hereunder and to the extent required hereunder shall be treated as amortized expenses; and

                  (40) costs (including, without limitation, any taxes or assessments) of any revenue generating signs or non-building standard tenant signs;

                  (41) any bad debt loss, rent loss or reserves for bad debts or rent loss;

                  (42) to the extent any costs includable in operating expenses are incurred with respect to both the Facility and other properties there shall be excluded from Operating Expenses a fair and reasonable percentage thereof which is properly allocable to such other properties;

                  (43) charitable contributions and civic donations;

                  (44) the cost of temporary exhibitions located at or within or outside the Facility;

                  (45) costs incurred in connection with the operation of offices not located at the Facility;

                  (46) costs relating to withdrawal liability or unfunded pension liability under the Multi-employer Pension Act or similar law;

                              Page 7 of Schedule A

                  (47) costs to insure property of other tenants at the Facility to the extent Tenant is required to insure same under its lease agreement.

If, during all or part of the Base Operating Year or any Escalation Year, the Port Authority shall not furnish any particular items of work or services (the cost of which would otherwise constitute an Operating Expense hereunder) to portions of the Facility due to the fact that: (X) such portions are not occupied or leased, (Y) such item of work or service is not required or desired by the Tenant of such portion or (Z) such Tenant is itself obtaining and providing such item of work or service without cost to the Port Authority, then, for the purposes of computing Operating Expenses, the additional costs and expenses for such items of work or services which would reasonably have been incurred during such Base Operating Year or Escalation Year, as the case may be, by the Port Authority, calculated on a reasonable basis by the Port Authority, shall be included as Operating Expenses as if the Port Authority had at its own expense furnished such items of work or services to such portion of the Facility or to such Tenant. In the event that during any portion of the Base Operating Year and/or during any portion of any Escalation Year less than one hundred percent (100%) of the rentable square feet of office space at the Facility, including subgrade space used as office space, is occupied then with respect to determining Operating Expenses for such Base Operating Year and/or Escalation Year, as the case may be, the management fee component thereof shall be four percent (4%) of the amount obtained by adding together (x) the total of the basic rental, additional basic rental and other charges paid to the Port Authority by Tenants of the Facility, other than Tenants leasing or occupying retail space and non-office subgrade space, in the Base Operating Year or the Escalation Year, as the case may be, and (y) the product obtained by multiplying the amount in the preceding clause (x) by a percentage, such percentage to be the difference between one hundred percent (100%) and the percentage on average of the occupied rentable square feet of office space at the Facility, including subgrade space used as office space, during the Base Operating Year and/or Escalation Year, as the case may be. In the event the Port Authority "grosses up" any item as provided in the preceding sentences, the Estimate Statement and Port Authority Statement (as herein defined) shall include the "grossed-up" figures, separately stating those amounts which have been so increased. Operating Expenses shall be computed in accordance with generally accepted accounting principles as consistently applied by the Port Authority from one year to the next throughout the term of the letting under the Lease. In making such computation, no cost or expense shall be included more than once in Operating Expenses, whether fitting under more than one category provided for in this subparagraph (j) or otherwise, nor shall any cost or expense be excluded or deducted from Operating Expenses more than once, whether by reason of its falling under more than one of the categories set forth in this subparagraph (j) or otherwise, nor shall any cost or expense be deducted from Operating Expenses which was not included therein. In no event shall the Port Authority collect for any Escalation Year more than 100% of the actual costs and expenses incurred or accrued by the Port Authority for such Escalation Year.

                  (k) "Payments in lieu of taxes" shall mean such payments as the Port Authority has agreed to pay The City of New York under the City Agreement.

                  (l) "Port Authority Statement" shall mean an instrument containing a computation of additional basic rental due pursuant to the provisions of Paragraph 3 of this Schedule furnished by the Port Authority to the Lessee, certified by the Assistant Comptroller, World Trade Finance, and accompanied by a statement of Operating Expenses for the Facility from which the computations of Operating Expenses and additional basic rental set forth in such Port Authority Statement were made.

                              Page 8 of Schedule A

                  (m) "Rentable Square Feet in the Premises" shall be deemed to mean 97,799 square feet, and shall be deemed to consist of 49,421 square feet as shown on Exhibit A and 48,378 square feet as shown on Exhibit A-1, provided, that from and after the Area A Rent Commencement Date and prior to the Area A-1 Rent Commencement Date such term shall be deemed to mean 49,421 square feet, provided, further, that in the event that the Area A-1 Rent Commencement Date shall precede the Area A Rent Commencement Date, such term shall be deemed to mean 48,378 square feet in the period commencing on the Area A-1 Rent Commencement Date and ending on the day preceding the Area A Rent Commencement Date. In the event that the number of rentable square feet in the premises is changed as a result of a partial termination or extension of the letting under the Lease pursuant to the express provisions thereof, upon the effectiveness of such partial termination or extension the number of Rentable Square Feet in the Premises shall be equal to those in the space constituting the premises subsequent thereto, as provided in the Lease.

                  (n) "Tax Base" shall mean the annual per rentable square foot factor finally established to be the annual per rentable square foot factor to be used in computing payments in lieu of taxes for the tax year beginning July 1, 1998. "Tax Base" for any Additional Space, as such term is defined in the Lease, shall be determined as provided in the Lease.

                  (o) "Tax Year" shall mean the twelve-month period established by The City of New York as a tax year for real estate tax purposes.

                  (p) "Tax Statement" shall mean a statement furnished by the Port Authority to the Lessee and prepared in accordance with the applicable provisions of this Schedule A containing a computation of additional basic rental due pursuant to Paragraph 2 of this Schedule for the applicable Tax Year. Upon written request from the Lessee, the Port Authority will provide the Lessee with additional information reasonably detailing the computation of the additional basic rental payable under Paragraph 2 of this Schedule.

                  (q) "Taxes" shall mean real estate taxes and assessments (exclusive of penalties and interest thereon) which may be imposed from time to time by the United States of America, the State of New York or any municipality or other governmental authority upon the Port Authority with respect to the buildings, structures, facilities or land at the Facility or with respect to the rentals or income therefrom in lieu of or in addition to any tax or assessment which would otherwise be a real estate tax or assessment, and "Taxes" shall include any payments in lieu of real estate taxes or assessments which may be agreed upon between the Port Authority and any of the foregoing governmental authorities, other than payments in lieu of taxes described in subparagraph (k) of this paragraph. Anything contained herein to the contrary notwithstanding, Taxes shall not be deemed to include (i) any taxes on Port Authority's, Lessor's or Mortgagee's income, (ii) any corporation, unincorporated business or franchise taxes, (iii) any estate gift, succession or inheritance taxes, (iv) any capital gains, mortgage recording or transfer taxes, (v) any taxes or assessments attributable to any sign attached to or located on the Facility (vi) any occupancy taxes which are or may be required to be paid by Port Authority by reason of Port Authority's tenancy in the Facility. If by law, any assessment that is included in Taxes pursuant to the terms hereof may be divided and paid in installments, then, for the purposes of this Schedule, (1) such assessment shall be deemed to have been so divided and to be payable in the maximum number of installments permitted by Law (together with any interest charged by the applicable governmental authority), and (2) there shall be deemed included in Taxes for each calendar year the installments of such assessment deemed to be payable during such calendar year.

                              Page 9 of Schedule A

                  (r) "Tenants" shall mean all lessees, permittees, licensees and all other Port Authority-approved users and occupiers of space in the Facility, including without limitation thereto the Lessee.

         2. From and after each July 1 following the earlier of the Area A Rent Commencement Date or the Area A-1 Rent Commencement Date, the Lessee shall pay an additional basic rental under the Lease at the annual rate computed by multiplying the Rentable Square Feet in the Premises by the excess over the Tax Base of the total of: (a) the annual per rentable square foot amount of Taxes for the Tax Year beginning on that July 1; and (b) the annual per rentable square foot factor used in computing payments in lieu of taxes for the Tax Year beginning on that July 1. If Taxes become payable on a basis other than an annual amount per rentable square foot, the Port Authority shall equitably allocate those Taxes to the rentable square feet of space in the World Trade Center and will notify the Lessee of the amount of such allocation.

         3. (a) In addition to the additional basic rental payable by the Lessee under Paragraph 2 of this Schedule, for each Escalation Year the Lessee shall pay to the Port Authority additional basic rental which shall be equal to the Lessee's Proportionate Share of the amount, if any, by which Operating Expenses for each such Escalation Year exceed the Operating Expenses for the Base Operating Year.

                  (b) The Port Authority shall furnish to the Lessee: (1) a statement certified by the Assistant Comptroller, World Trade Finance, setting forth in detail all Operating Expenses for the Base Operating Year (separately stating any "grossed-up" figures included therein) not later than June 30 following the end of the Base Operating Year, (2) with respect to each Escalation Year following the Base Operating Year, an Estimate Statement for such Escalation Year and (3) within 180 days after the end of each Escalation Year, a Port Authority Statement for such Escalation Year.

                  (c) In the event a portion of the Facility is sold which portion does not include the Lessee's premises, then from and after the effective date of such sale, (1) the Lessee's Proportionate Share shall mean that fraction the numerator of which is the number of Rentable Square Feet in the Premises and the denominator of which is the number of rentable square feet in the portion of the Facility (as originally defined) retained by the Port Authority, exclusive of the subgrade space (other than subgrade office space) and all retail space, measured on a consistent basis with the manner in which the number of Rentable Square Feet in the Premises have been measured as of the date hereof, (2) Operating Expenses for the Base Operating Year shall be adjusted (the "Adjusted Operating Expenses") which shall mean the Operating Expenses for the Base Operating Year multiplied by a fraction, the numerator of which shall be the number of rentable square feet in the portion of the Facility (as originally defined) retained by the Port Authority exclusive of the subgrade space (other than subgrade office space) and retail space, if any, measured on a consistent basis with the manner in which the number of Rentable Square Feet in the Premises have been measured for the purposes of this Schedule, and the denominator of which shall be 10,173,368, (3) "Facility" shall mean the portion of the Facility (as originally defined) retained by the Port Authority, and (4) the Lessee shall pay additional basic rental to the Port Authority pursuant to this Paragraph 3 of this Schedule which shall be equal to the Lessee's Proportionate Share of the amount, if any, by which the Operating Expenses for the portion of the Facility retained by the Port Authority for such Escalation Year exceeds the Adjusted Operating Expenses for the Base Operating Year. In the event such sale should occur on other than the last day of an Escalation Year, additional basic rental payable pursuant to this Paragraph 3 of this Schedule shall be individually determined for the portion of the Escalation Year prior to such sale and for the portion thereof subsequent to such sale.

                              Page 10 of Schedule A

         4. If the imposition or allocation of Taxes or the establishment of an annual per rentable square foot factor to be used in computing payments in lieu of taxes for any Tax Year or the delivery to the Lessee of an Estimate Statement for any Escalation Year is delayed for any reason whatsoever, the Lessee shall nevertheless continue to pay the additional basic rental at the annual rate then in effect subject to retroactive adjustments at such time as the Taxes are imposed or allocated, the said per rentable square foot factor shall have been established or such Estimate Statement shall have been delivered (the Lessee to pay the Port Authority within thirty (30) days after demand therefor the amount of any underpayments, the Port Authority to grant the Lessee a credit, as hereinafter provided in the next sentence, in the amount of any overpayments), provided, that in the event that no Estimate Statement for an Escalation Year is delivered prior to the delivery of the Port Authority Statement for the prior Escalation Year, the Lessee shall pay additional basic rental under Paragraph 3 of this Schedule at the annual rate determined in accordance with the Port Authority Statement for such prior Escalation Year subject to retroactive adjustment at the time the earliest of the Estimate Statement or Port Authority Statement for such Escalation Year shall be delivered (the Lessee to pay the Port Authority within thirty (30) days of demand therefor the amount of any underpayments, the Port Authority to grant the Lessee a credit, as hereinafter provided in the next sentence in the amount of any overpayment) subject to the provisions of Paragraph 3 above. In the event that as a result of a retroactive adjustment pursuant to the preceding sentence the Lessee is entitled to a credit, the Lessee shall be entitled to receive an additional credit against its ensuing installments of basic rental and additional basic rental equal to the amount of the overpayment referred to in the preceding sentence, and if the sum of such payments shall have exceeded the amount which is ultimately determined to be payable by more than three percent (3%) for the period in question, the Lessee shall be entitled to an additional credit in an amount determined by applying the Applicable Rate to the amount of each payment calculated from the date each such payment was actually made by the Lessee until the Lessee receives such credit or payment as provided below. If the sum of the payments made by the Lessee pursuant to an Estimate Statement or the Port Authority Statement for the prior Escalation Year shall have exceeded the amount which is ultimately determined to be payable based upon the Port Authority Statement for the Escalation Year in question, the Lessee shall be entitled to receive a credit against its ensuing installments of basic rental and additional basic rental equal to such excess amount, and if the sum of such payments shall have exceeded the amount which is ultimately determined to be payable by more than three percent (3%) for the said Escalation Year in question, the Lessee shall also be entitled to an additional credit in an amount determined by applying the Applicable Rate to the amount of each payment calculated from the date each such payment was actually made by the Lessee until the Lessee receives such credit or payment as provided below. If with respect to any credit referred to in this Paragraph 4 there would still be an excess amount after application of the credit against the first installment of rental then owing, then the balance of such excess after application of such credit shall be paid to the Lessee within thirty (30) days after delivery of such Port Authority Statement and provided further that in the event that such adjustment shall occur after the expiration or termination of the term of the letting under the Lease, as it may be extended from time to time, or, at the time of such expiration or termination, any amount of such credit shall not have been so applied against the Lessee's rental obligations and the Lessee's other obligations owing to the Port Authority under the Lease are less than the amount of such excess or such remaining credit, as the case may be, then the Port Authority shall pay such excess or such remaining credit, as the case may be, less the amount of the Lessee's other obligations under the Lease, if any, to the Lessee within thirty (30) days after such expiration or termination.

         5. After imposition and allocation of Taxes for any Tax Year and the establishment for each Tax Year of the annual per rentable square foot factor used in computing payments in lieu of taxes and at the time of the delivery to the Lessee of the Tax Statement, Estimate Statement or Port


                              Page 11 of Schedule A

Authority Statement, as the case may be, for any Tax or Escalation Year, the Port Authority will set forth the annual rate or rates of additional basic rental payable by the Lessee under Paragraph 2 or 3, above, and will notify the Lessee of the amounts thereof in the Tax Statement, Estimate Statement or Port Authority Statement, as the case may be. Additional basic rental accruing under Paragraphs 2 and 3, above, shall be computed separately and shall be payable by the Lessee to the Port Authority in advance in monthly installments, each installment being equal to 1/12 of the annual rate set forth in the Tax Statement, Estimate Statement, or Port Authority Statement, as the case may be, except that if at the time the Port Authority gives notice to the Lessee under this Paragraph, additional basic rental shall have accrued for a period prior to the notice, the Lessee shall pay such additional basic rental in full for such period, within thirty (30) days after such notice. If the additional basic rental ultimately determined to be payable pursuant to Paragraphs 2 and 3 of this Schedule and set forth in the Tax Statement and the Port Authority
Statement for any Tax Year or Escalation Year (as such Tax Statement and Port Authority Statement may be revised pursuant to Paragraph 8 of this Schedule) shall exceed the additional basic rental actually paid pursuant to this Paragraph 5 for that Tax Year or Escalation Year, as the case may be, then the Lessee shall pay such excess within thirty (30) days after delivery of such Tax Statement and Port Authority Statement, and if the amounts of such additional basic rental actually paid by the Lessee during such Tax Year or Escalation Year exceed the annual amounts set forth in such Tax Statement and Port Authority Statement (as such Tax Statement and Port Authority Statement may be revised pursuant to Paragraph 8 of this Schedule) as payable pursuant to Paragraphs 2 and 3 of this Schedule, the Lessee shall be entitled to a credit in such excess amount against its rental obligations next falling due under the Lease and this Schedule A, and if the sum of such payments shall have exceeded the amount which is ultimately determined to be payable by more than three percent (3%) for the said Escalation Year in question, the Lessee shall also be entitled to a credit in an amount determined by applying the Applicable Rate to the amount of each monthly overpayment calculated from the date each such monthly installment was actually made by the Lessee until the Lessee receives such credit or payment as provided below, provided, that if there would still be an excess amount after application of such credit against the first installment of rental then owing, then the balance of such excess after application of such credit shall be paid to the Lessee within thirty (30) days after delivery of such Port Authority Statement or Tax Statement, as the case may be, and provided further that in the event that such determination shall occur after the expiration or termination of the term of the letting under the Lease, as it may be extended from time to time, or, at the time of such expiration or termination, any amount of such credit shall not have been so applied against the Lessee's rental obligations and the Lessee's other obligations owing to the Port Authority under the Lease are less than the amount of such excess or such remaining credit, as the case may be, then the Port Authority shall pay such excess or such remaining credit, as the case may be, less the amount of the Lessee's other obligations under the Lease, if any, to the Lessee within thirty (30) days after such expiration or termination.

         6. (a) If after an amount of additional basic rental shall have been fixed under Paragraphs 2 or 3, above, for any period, Taxes are imposed or the amount of Taxes or the annual per rentable square foot factor in regard to payments in lieu of taxes used for computing such additional basic rental or, subject to the provisions of the last sentence of subparagraph (c) of this paragraph 6, the Operating Expenses set forth in the Port Authority Statement for that period shall be changed or adjusted, then the additional basic rental payable for that period shall be recomputed and from and after notification of the imposition, change or adjustment, the Lessee shall make payments based upon the recomputed additional basic rental and within thirty (30) days after demand therefor the Lessee shall pay any excess in additional basic rental as recomputed over amounts of additional basic rental theretofore actually paid. If such change or adjustment results in a reduction in the amount of additional basic rental for any period prior to notification, the Port Authority will


                              Page 12 of Schedule A
grant the Lessee a credit equal to the excess of the amounts of additional basic rental theretofore actually paid over the additional basic rental as recomputed for that period, such credit to be applied against its rental obligations next falling due under the Lease and this Schedule A, provided, that in the event that such recomputation shall occur after the expiration or termination of the term of the letting under the Lease, as it may be extended from time to time, or, at the time of such expiration or termination, any amount of such credit shall not have been so applied against the Lessee's rental obligations and the Lessee's other obligations owing to the Port Authority under the Lease are less than the amount of such excess or such remaining credit, as the case may be, then the Port Authority shall pay such excess or such remaining credit, as the case may be, less the amount of the Lessee's other obligations under the Lease, if any, to the Lessee within thirty (30) days after such expiration or termination.

                  (b) The Port Authority's failure to render a Tax Statement with respect to any Tax Year or an Estimate Statement or a Port Authority Statement with respect to any Escalation Year shall not prejudice the Port Authority's right thereafter to render a Tax Statement, an Estimate Statement or a Port Authority Statement, as the case may be, with respect thereto or with respect to any subsequent Tax Year or Escalation Year, nor shall the rendering of a Tax Statement for any Tax Year or a Port Authority Statement for any Escalation Year prejudice the Port Authority's right thereafter to render a corrected Tax Statement or Port Authority Statement for that Escalation Year.

                  (c)  Notwithstanding  the provisions of subparagraphs  (a) and
(b) of this Paragraph 6, except as provided in this subparagraph (c), the Port Authority shall not have the right to deliver a Tax Statement with respect to any Tax Year or an Estimate Statement or a Port Authority Statement with respect to any Escalation Year, or to make any corrections to a previously delivered Tax Statement, Estimate Statement or Port Authority Statement, which, in any event, shall increase or reduce the amount of additional basic rental which is payable by the Lessee pursuant to Paragraph 2 or 3 hereof, after the date which is the second (2nd) anniversary of the expiration of the Tax Year or Escalation Year in question. In the event that any Tax Statement shall be incorrect based upon an error or omission made by the taxing authority, which error or omission is subsequently corrected (e.g., an underbilling by the taxing authority which is subsequently corrected) or based on a change in the facts used to calculate Taxes or the annual per rentable square foot factor (such as a change in the assessment of the Facility or of the other buildings used to determine the annual per rentable square foot factor), the Port Authority may deliver a revised or corrected Tax Statement beyond the expiration of such two (2) year period. Except as set forth in the immediately preceding sentence, if the Port Authority shall deliver any Tax Statement, Estimate Statement or Port Authority Statement or any correction to a Tax Statement, Estimate Statement or Port Authority Statement after the expiration of such two (2) year period, the Lessee shall have no obligation to pay any increased amount which would otherwise be due in accordance with such Statement but the Port Authority shall credit (or refund, as provided in this Schedule A) to the Lessee any amount which the Lessee may have paid in excess of that which would otherwise be due in accordance with such Statement. Nothing herein contained shall restrict the Port Authority from issuing a revised Estimate Statement from time to time and at any time (but not more than twice during any Escalation Year) there is an increase in Operating Expenses during any Escalation Year (each such revised Estimate Statement to identify the same categories of Operating Expenses as the initial Estimate Statement for that Escalation Year).

         7. If any Escalation Year begins prior to the earlier of the Area A Rent Commencement Date or the Area A-1 Rent Commencement Date or ends after the expiration or earlier termination of the term of the letting under the Lease, the additional basic rental under Paragraph 3 of this


                              Page 13 of Schedule A

Schedule with respect to such Escalation Year shall be apportioned by multiplying the additional basic rental determined under said Paragraph 3 for the entire Escalation Year by a fraction the numerator of which (a) in the case of the Escalation Year in which such earlier Rent Commencement Date shall fall, shall be the number of days in the period commencing on such earlier Rent
Commencement Date and ending on the last day of the Escalation Year in which such Rent Commencement Date shall fall, or (b) in the case of the Escalation Year in which the date of such expiration or termination shall fall, in the period commencing on the first day of the Escalation Year in which such date shall fall and ending on the date of such expiration or termination, and the denominator of which shall be the total number of days in such Escalation Year. In the event that the Lessee's Proportionate Share shall be adjusted during any Escalation Year, as expressly provided in this Schedule, the additional basic rental under Paragraph 3 of this Schedule with respect to such Escalation Year shall be the sum of (1) the product obtained by multiplying the additional basic rental determined under said Paragraph 3 using the Lessee's Proportionate Share in effect prior to the date of such adjustment for the entire Escalation Year, by a fraction the numerator of which shall be the number of days in the period commencing on the first day of the Escalation Year in which the date of such adjustment shall fall and ending on such date and the denominator of which shall be the total number of days in such Escalation Year, plus (2) the product obtained by multiplying the additional basic rental determined under said Paragraph 3 using the Lessee's Proportionate Share in effect subsequent to the date of such adjustment for the entire Escalation Year, by a fraction the numerator of which shall be the number of days in the period commencing on the date of such adjustment and ending on the last day of the Escalation Year in which such date shall fall and the denominator of which shall be the total number of days in such Escalation Year; in the event that the Rentable Square Feet in the Premises shall be adjusted during any Tax Year, as expressly provided in this Schedule, the additional basic rental under Paragraph 2 of this Schedule with respect to such Tax Year shall be determined in the same manner. In the event of a termination of the Lease and the term of the letting thereunder, if the additional basic rental set forth in the Port Authority Statement for the Escalation Year in which such termination shall be effective, as so apportioned, shall exceed the additional basic rental theretofore actually paid by the Lessee pursuant to Paragraph 3 of this Schedule for that Escalation Year, then the Lessee shall pay such excess within thirty (30) days after delivery of such Port Authority Statement and if the amounts of such additional basic rental actually paid by the Lessee during such Escalation Year exceed the annual amount set forth in such Port Authority Statement, as so apportioned, the Port Authority shall pay such excess to the Lessee within thirty (30) days after the delivery of such Port Authority Statement, provided that such excess shall be reduced by any other amount owed to the Port Authority by the Lessee. Notwithstanding the foregoing, in the event that the letting under the Lease shall have been terminated as provided in the Section of the Lease entitled "Termination" or the interest of the Lessee cancelled pursuant thereto, or in the event that the Port Authority has re-entered, regained or resumed possession of the premises in accordance with the provisions of the Section of the Lease entitled "Right of Re-entry", the rights and obligations of the Port Authority and the Lessee under the provisions of this Schedule with respect to additional basic rental shall survive the termination of the Lease in accordance with the terms and provisions of the Section of the Lease entitled "Survival of the Obligations of the Lessee" except that for the purpose of calculating damages under such Section the additional basic rental under Paragraph 3 of this Schedule for the balance of the term of the letting under the Lease shall be deemed to be payable at the annual rate at which such additional basic rental was payable during the Escalation Year during which such termination, cancellation, re-entry, regaining or resumption of possession occurred.

         8. Any Port Authority Statement or corrected Port Authority Statement sent to the Lessee shall be conclusively binding upon the Lessee unless, within twenty-four (24) months after such


                              Page 14 of Schedule A

Statement is sent, the Lessee shall send a written notice to the Port Authority objecting to such Statement. If the Lessee within said twenty-four (24) month period does not object to such Statement but requests additional reasonable information with respect to such Statement, the Port Authority will make reasonable efforts to furnish such information and such twenty-four (24) month period referred to in the immediately preceding sentence shall be extended for a period equivalent to the time period from the date the Port Authority receives such request to thirty (30) days from the date the Port Authority furnishes such additional information to the Lessee. The Port Authority shall maintain books and records of account pertaining to the Operating Expenses for each Escalation Year in accordance with generally accepted accounting principles as consistently applied by the Port Authority for a period of four (4) years following the end of each Escalation Year at the Port Authority's office set forth in the Lease. If such notice objecting to an item or items in the Port Authority Statement is sent within such twenty-four (24) month period (as such may be extended as provided above), the Lessee (together with its accountants, agents, employees and representatives) during normal business hours upon reasonable notice may examine and copy the Port Authority's books and records relating to the Operating Expenses set forth in said Statement (but not books and records pertaining to the composition of the management fees or management expenses of the Port Authority) to determine the accuracy of the Port Authority Statement. The Lessee recognizes the confidential nature of such books and records and agrees to use good faith efforts to maintain the information obtained from such examination in strict confidence, subject to obligations to disclose pursuant to law or court order. If after such examination, the Lessee still disputes such Port Authority Statement or corrected Port Authority Statement, either party may request arbitration with respect thereto. Arbitration shall be by three arbitrators, one to be appointed by the Port Authority, one to be appointed by the Lessee and the third to be appointed by the arbitrators so appointed. Each arbitrator shall be a certified public accountant with at least ten (10) years experience in commercial real estate accounting with respect to first class office buildings containing at lease one million (1,000,000) rentable square feet in the Borough of Manhattan. The arbitration shall be pursuant to the then rules of the American Arbitration Association or any successor organization (expedited procedures). The Port Authority and the Lessee shall each bear the cost of the arbitrator appointed by them. All other costs of such arbitration, including but not limited to the cost of the third arbitrator, shall be borne equally by the Port Authority and the Lessee.


                                         /s/
                                         ---------------------------------
                                         For the Port Authority


                                         /s/
                                         ---------------------------------
                                         For the Lessee






                              Page 15 of Schedule A